As filed with the Securities and Exchange Commission on October 31, 1997.


EXHIBIT A

                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington D.C. 20549

                                         FORM N-14
                     REGISTRATION UNDER THE SECURITIES ACT OF 1933 _X__
                             Pre-Effective Amendment No. _____
                             Post-Effective Amendment No. _____
                              (Check appropriate box or boxes)


                          TEMPLETON VARIABLE PRODUCTS SERIES FUND
                                      ON BEHALF OF THE
                                    TEMPLETON STOCK FUND
                     (Exact Name of Registrant as Specified in Charter)

                                       1(800)774-5001
                              (Area Code and Telephone Number)

                                Barbara J. Green, Secretary
                 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091
                          (Address of Principal Executive Offices
                           Number, Street, City, State, Zip Code)

                                 Please Direct Comments to:
                           Karen L. Skidmore, Assistant Secretary
                                       (650)312-5651
                   777 Mariners Island Blvd, San Mateo, California 94404
                          (Name and Address of Agent for Service,
                           Number, Street, City, State, Zip Code)

                                         Copies to:
                                        Jeff Steele
                                  Dechert, Price & Rhoads
                         1500 K Street, N.W. Washington, D.C. 20005

                  Approximate Date of Proposed Public Offering: As soon as
              practicable after this Registration Statement becomes effective under the Securities Act of 1933.

                            TITLE OF SECURITIES BEING REGISTERED

Shares of Beneficial Interest of:
Templeton Stock Fund - Class 1

No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

It is proposed that this filing will become effective on the thirtieth day after the date upon which it is filed with the SEC, pursuant to Rule 488(a).






                          TEMPLETON VARIABLE PRODUCTS SERIES FUND
                                    TEMPLETON STOCK FUND

                                   CROSS REFERENCE SHEET
                             (Pursuant to Rule 481(a) under the
                                  Securities Act of 1933)

N-14 ITEM NO. AND CAPTION                           LOCATION IN PROSPECTUS

PART A

1.    Beginning of Registration                     Cover Pages of Registration
      Statement and Outside                         Statement; Front Cover Page
      Front Cover Page of                           of Prospectus
      Prospectus

2.    Beginning and Outside Back                    Table of Contents
      Cover Page of Prospectus

3.    Fee Table, Synopsis Information and           Summary; of Comparison of
      Risk Factors                                  Investment Policies and
                                                    Risks

4.    Information About the                         Summary; Reasons for the
      Transaction                                   Merger Plan; information
                                                    about the Merger Plan

5.    Information About the                         Prospectus Cover Page;
      Registrant                                    Summary; Comparison of
                                                    Investment Policies and
                                                    Risks; Information about the
                                                    Fund

6.    Information About the                         Prospectus Cover Page;
      Company Being Acquired                        Summary; Comparison of
                                                    Investment Policies and
                                                    Risks; Information about the
                                                    Fund

7.    Voting Information                            Prospectus Cover Page;
                                                    Notice of Special Meeting
                                                    of Shareholders; Summary;
                                                    Voting Information and
                                                    Principal Stockholders

8.    Interest of Certain                           None
      Persons and Experts

9.    Additional Information                        Not Applicable
      Required for Reoffering by
      Persons Deemed to be
      Underwriters



N-14 ITEM NO. AND CAPTION                           LOCATION IN PROSPECTUS

PART B

10.   Cover Page                                    Cover Page of Statment of
                                                    Additional Information

11.   Table of Contents                             Not Applicable

12.   Additional Information                        Incorporation of Documents
      About the Registrant                          by Reference in the
                                                    Statement of Additional
                                                    Information

13.   Additional Information                        Incorporation of Documents
      About the Company Being                       by Reference in the
      Acquired                                      Statement of Additional
                                                    Information



14.   Financial Statements                          Incorporation of Documents
                                                    by Reference in the
                                                    Statement of Additional
                                                    Information

PART C - OTHER INFORMATION

Part C contains the information required by Items 15-17 under the items set forth in the form.


[TFAC Letterhead]

-------------------------------------------------------------------------------
                        IMPORTANT INFORMATION FOR CONTRACT OWNERS OF
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                TEMPLETON RETIREMENT ANNUITY
-------------------------------------------------------------------------------
                                             OR
-------------------------------------------------------------------------------
                            TEMPLETON IMMEDIATE VARIABLE ANNUITY
-------------------------------------------------------------------------------

It is time for you to vote on a critical issue affecting your annuity contract. The enclosed documents announce and explain a proposal which will be considered at a Special Shareholders Meeting of Templeton Variable Annuity Fund which has been called for February 3, 1998 at 10:00 a.m., Eastern Time, at 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091. We request that you respond promptly by means of the enclosed voting instruction card.

WHAT WILL BE DECIDED AT THE MEETING? This meeting is critically important as you are being asked to consider and approve an Agreement and Plan of Reorganization (the "Merger Plan") which would in effect merge Templeton Variable Annuity Fund (the "Variable Annuity Fund") with a similar fund called the Templeton Stock Fund (the "Stock Fund"), a series of Templeton Variable Products Series Fund ("TVPSF"). Templeton Funds Annuity Company ("TFAC"), the issuer of your annuity contract, holds all shares of the Variable Annuity Fund in separate accounts for the purpose of funding annuity payments. If the Merger Plan is approved, the TFAC separate accounts would receive Stock Fund Class 1 shares equal in value to their Variable Annuity Fund shares. The Merger Plan will not affect your contract rights, except that variable payments will depend on the performance of the Stock Fund Class 1 instead of the Variable Annuity Fund.

WHY IS THE MERGER PLAN BEING PROPOSED? The Variable Annuity Fund is a relatively small fund, with just over $17.5 million in assets as of 9/30/97. The Fund will almost certainly get even smaller, because TFAC is not selling new immediate annuity contracts and the Variable Annuity Fund's assets shrink with every annuity payment made to contract owners. In general, shrinking assets are not considered good for a fund's investment performance, because the portfolio managers may have less flexibility to make investments and the fund's operating expenses may consume a larger percentage of the remaining assets.

     The Stock Fund is very similar to the Variable Annuity Fund, but much larger with over $834 million in assets as of 9/30/97. The Stock Fund has the same portfolio managers and investment objectives as the Variable Annuity Fund, and very similar investment policies and strategies.

HOW CAN I VOTE ON THE MERGER PLAN? You will be able to give TFAC voting instructions for those shares attributable to your annuity contract as of the record date for the Shareholder Meeting, November 28, 1997. The voting instruction card is, in essence, a ballot. When you complete your voting instruction card, it tells TFAC how to vote its proxy. If you complete and sign the voting instruction card, the shares attributable to your annuity contract will be voted as you instruct. If you simply sign and return the card, the shares will be voted in favor of the Board's recommendations. If you do not return the card, the shares will be voted in the same proportion as shares for which instructions have been received from other contract owners.

WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT REVIEWING THE PROPOSAL AT HAND. THEN, FILL OUT YOUR VOTING INSTRUCTION CARD AND RETURN IT. WE WANT TO KNOW HOW YOU WOULD LIKE TFAC TO VOTE AND WELCOME YOUR COMMENTS. PLEASE TAKE A FEW MINUTES WITH THESE MATERIALS AND RETURN YOUR VOTING INSTRUCTION CARD. IF YOU HAVE ANY QUESTIONS, PLEASE CALL 1-800/774-5001.

Thank you for your attention to this matter.

                        Sincerely,

                        Richard P. Austin
                             President
              Templeton Funds Annuity Company



--------------------------------------------------------------------------------
WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED SO YOUR VIEWS WILL BE REPRESENTED AT THE MEETING.
--------------------------------------------------------------------------------












                              TEMPLETON VARIABLE ANNUITY FUND
                                   500 East Broward Blvd.
                            Fort Lauderdale, Florida 33394-3091

--------------------------------------------------------------------------------
                         NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

                               To Be Held on February 3, 1998

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special  Meeting of  Shareholders of the Templeton
     Variable Annuity Fund (the "Variable Annuity Fund"), will be held at the principal executive offices of the Variable Annuity Fund at 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091 on February 3, 1998, at 10:00 a.m., Eastern Time, for the following reasons:

     1. To approve or disapprove an Agreement and Plan of Reorganization ("Merger Plan") between the Variable Annuity Fund and Templeton Variable Products Series Fund ("TVPSF") on behalf of its Templeton Stock Fund series (the "Stock Fund"). This Agreement provides for the acquisition of substantially all of the assets of the Variable Annuity Fund in exchange for shares in the Templeton Stock Fund Class 1, the distribution of such shares to the shareholders of the Variable Annuity Fund, and the liquidation and dissolution of the Variable Annuity Fund.

     2. To vote upon any other business as may properly come before the Special Meeting or any adjournment thereof.

     The transaction contemplated by the Merger Plan is described in the attached Prospectus/Proxy Statement. A copy of the Merger Plan is attached in Exhibit A thereto.

     Shareholders of record as of the close of business on November 28, 1997, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. By Order of the Board of Trustees,

                              Barbara J. Green
                                      Secretary
December 17, 1997


                          Combined Proxy Statement and Prospectus

-------------------------------------------------------------------------
                                      TABLE OF CONTENTS
-------------------------------------------------------------------------


Cover Page                                                       Cover Page
SUMMARY                                                              12
    What is the Merger Plan?                                         12
    Who is eligible to vote?                                         12
    What vote is required?                                           13
    Can I revoke my voting instruction?                              13
    How will this affect my Contract rights?                         13
    How does the VAF Board recommend that I vote?                    13
    What are the tax consequences?                                   14
    How do the important features compare?                           14
    What are the investment objectives?                              14
    What are the investment policies?                                14
    What are the risk factors?                                       14
    Who manages the TVPSF Stock Fund and Variable Annuity Fund?      15
    How are the Funds organized?                                     15
    What are the Funds' Expenses?                                    15
    How are shares bought and sold?                                  17
    When are dividends and distributions made?                       17
COMPARISON OF INVESTMENT POLICIES AND RISKS                          18
    What are the Funds' investment objectives?                       18
    What are the Funds' investment policies?                         18
    What are the Funds' investment restrictions?                     20
    What are the Funds' risk factors?                                21
INFORMATION ABOUT THE FUNDS                                          23
REASONS FOR THE MERGER PLAN                                          24
    What factors did the Trustees consider prior to recommending
     approval of the Merger Plan?                                    24
INFORMATION ABOUT THE MERGER PLAN                                    27
    How will the Merger Plan be carried out?                         27
    What are the conditions precedent to closing?                    27
    Who will pay the expenses of the Merger Plan?                    28
    What are the tax considerations?                                 28
    What rights do the Stock Fund Class 1 shareholders have?         28
    How would the Merger Plan change the
      Funds' statement of capital?                                   30
VOTING INFORMATION AND PRINCIPAL STOCKHOLDERS                        31
THE FUNDS' SERVICE PROVIDERS                                         33
    Who is the investment manager?                                   33
    Who are the business manager and transfer agent?                 33
    Who is the distributor?                                          34
    Who is the custodian?                                            34
Exhibit A - Form of Agreement and Plan of Reorganization
Exhibit B - Prospectus Dated May 1, 1997 of TVPSF Stock Fund-Class 1 Exhibit C - Annual Report December 31, 1996 of TVPSF Stock Fund

Appendix 1 Voting Instruction Card
--------------------------------------------------------------------------------
                          COMBINED PROXY STATEMENT AND PROSPECTUS
--------------------------------------------------------------------------------

                                   Dated December 17,1997
                              Acquisition of the Assets of the
                              Templeton Variable Annuity Fund

                          By and in exchange for Class 1 shares of
                                 the Templeton Stock Fund,
                  a series of the Templeton Variable Products Series Fund

This Prospectus/Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Templeton Variable Annuity Fund (the "Variable Annuity Fund"). The Variable Annuity Fund is an open-end diversified management investment company. Shares of the Fund are sold only to separate accounts of Templeton Funds Annuity Company ("TFAC"), a licensed insurance company, for use as the sole funding vehicle for Templeton Retirement Annuities and Templeton Immediate Variable Annuities (collectively, the "Contracts").

Proxies solicited will be voted at a Special Meeting of Shareholders (the "Meeting") to approve or disapprove an Agreement and Plan of Reorganization (the "Merger Plan"). The Meeting will be held at the offices of the Fund which are located at 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091 on February 3, 1998, at 10:00 a.m., Eastern Time. The Merger Plan provides for the acquisition of substantially all of the assets of the Variable Annuity Fund by, and in exchange for shares of, the Templeton Stock Fund (the "Stock Fund"), a series of Templeton Variable Products Series Fund ("TVPSF"). Following this exchange, the TFAC separate accounts will receive Stock Fund Class 1 shares having an aggregate net asset value equal to the aggregate net asset value of all shares of the Variable Annuity Fund. Stock Fund Class 1 shares will then be used by TFAC in place of Variable Annuity Fund shares to fund the benefits and annuity income payments to owners of the Contracts ("Contract Owners").

TVPSF also is an open-end, diversified management investment company, with principal offices located at 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091. Both the Stock Fund and the Variable Annuity Fund (the "Funds") are managed by Templeton Investment Counsel, Inc. ("TICI"). The Funds also share the same investment objective, namely long-term growth of capital, and they have nearly the same investment policies and strategies. The Funds invest primarily in stocks of companies of any nation around the world. Stock Fund Class 1 shares and Variable Annuity Fund shares are both sold only to insurance companies, for use in variable insurance products, at net asset value with no sales charges or Rule 12b-1 distribution fees.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Stock Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the prospectus of the Stock Fund dated May 1, 1997, which is incorporated by reference into this Prospectus/Proxy Statement and attached hereto as Exhibit B. A Statement of Additional Information dated May 1, 1997, relating to this Prospectus/Proxy Statement, the transactions described herein and the parties thereto, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus/Proxy Statement. A copy of that Statement may be obtained without charge by writing to the address noted above or by calling 1-800/774-5001. The Variable Annuity Fund's Prospectus and a Statement of Additional Information, dated May 1, 1997, and its Annual Report for the year ended December 31, 1996, and Semi-Annual Report for the six-months ended June 30, 1997 are also on file with the Securities and Exchange Commission; each of these documents is incorporated by reference herein and is available without charge upon request to the Variable Annuity Fund. This Prospectus/Proxy Statement will first be sent to shareholders on or about December 17, 1997.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A FEDERAL OFFENSE.

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY TVPSF OR THE STOCK FUND.

SHARES OF THE STOCK FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE STOCK FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

------------------------------------------------------------------
                                       SUMMARY
------------------------------------------------------------------

This is a summary of the more complete information contained later in this Prospectus/Proxy Statement, which includes the Merger Plan, the Stock Fund Class 1 Prospectus and Annual Report attached as Exhibits A, B and C, respectively.

WHAT  IS THE  MERGER  PLAN?

The Merger Plan provides for the transfer of substantially all of the assets of the Variable Annuity Fund to the Stock Fund, in exchange for Stock Fund Class 1 shares equal in value to the assets of the Variable Annuity Fund. The Stock Fund Class 1 shares issued to the Variable Annuity Fund will then be distributed to TFAC on behalf of the separate accounts. As a result, the TFAC separate accounts will cease to be shareholders of the Variable Annuity Fund and will instead own Stock Fund Class 1 shares having an aggregate net asset value equal to all shares of the Variable Annuity Fund at the time of the merger. TFAC will then use Stock Fund Class 1 shares in place of Variable Annuity Fund shares to fund the benefits and annuity income payments to Contract Owners.

At a meeting held on October 18, 1997, the Board of Trustees of the Variable Annuity Fund (the "VAF Board"), including a majority of the Independent Trustees, defined as those who are not "interested persons" of the Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), approved the Merger Plan. For the reasons set forth below under "Reasons for the Merger Plan," the VAF Board, including all of the Independent Trustees present at the meeting, concluded that the Merger Plan is in the best interests of the shareholders of the Variable Annuity Fund and, based on TFAC's representations, in the best interests of Contract Owners. Therefore, the VAF Board recommends approval of the Merger Plan. The VAF Board and the Board of Trustees of TVPSF (the "TVPSF Board"), respectively, also concluded that no dilution would result to the shareholders of the Funds as a result of the Merger Plan. This means that TFAC will receive Stock Fund shares equal in value to the shares of the Variable Annuity Fund, and both Funds calculate their share values or "net asset values" in the same way.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on November 28, 1997 (the "Record Date"), are entitled to be present and to vote at the Meeting or any adjourned Meeting. As of the Record Date, TFAC, on behalf of the separate accounts, was the sole shareholder of record of the Variable Annuity Fund. TFAC will vote shares of the Fund held by it in accordance with voting instructions received from Contract Owners for whose accounts the shares are held. This Proxy Statement will be used by TFAC to receive voting instructions from Contract Owners. The Notice of Meeting, the proxy (or voting instruction card), and the proxy statement were mailed to TFAC and Contract Owners on or about December 17, 1997.

SHAREHOLDERS. Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with the Contract Owner's instructions.

CONTRACT OWNERS. If a Contract Owner returns a properly executed voting instruction card with express voting instructions, TFAC will vote those shares in accordance with the Contract Owner's instructions. In the event that a Contract Owner gives no instructions by not returning a voting instruction card, TFAC will vote the shares of the Fund attributable to the Contract Owner in the same proportion as shares of that Fund for which it has received instructions. If a Contract Owner returns the voting instruction card properly signed but with no express voting instructions indicated on the card, TFAC will vote the shares in accordance with the VAF Board's recommendations.

WHAT VOTE IS REQUIRED?

The affirmative vote or written consent of the holders of a majority of the outstanding shares of the Variable Annuity Fund on the Record Date is necessary to approve the Merger Plan. TFAC will be entitled to one vote for each share of the Variable Annuity Fund held on the Record Date.

CAN I REVOKE MY VOTING INSTRUCTIONS?

Contract Owners may revoke their voting instructions at any time before the proxy is voted by (1) delivering a written revocation to the Secretary of the Variable Annuity Fund, (2) signing and forwarding to the Variable Annuity Fund later-dated instruction cards, or (3) attending the Meeting and instructing TFAC in person.

HOW WILL THIS AFFECT MY CONTRACT RIGHTS?

TFAC has advised the VAF Board that as Contract Owners in an immediate variable annuity, you will continue to receive income payments according to the payout option you have chosen under the Contract prospectus. The Merger Plan will not affect your Contract rights, except that variable payments will depend on the performance of the Stock Fund Class 1 instead of the Variable Annuity Fund.

HOW DOES THE VAF BOARD RECOMMEND THAT I VOTE?

The VAF Board concluded at its October meeting that the Merger Plan is in your best interests and, therefore, recommend that you instruct TFAC to vote for the merger. The VAF Board does not intend to bring any matters before the Meeting other than the proposals described below and is not currently aware of any other matters to be presented. Proxyholders to whom discretion has been granted will vote shares in accordance with the views of management if any other matter legally comes before the Meeting.

WHAT ARE THE TAX CONSEQUENCES?

In the opinion of Dechert Price & Rhoads, tax counsel to the Funds, based on certain assumptions and representations received from the Variable Annuity Fund and TVPSF, it is not expected that shareholders of the Variable Annuity Fund will recognize any gain or loss for federal income tax purposes as a result of the exchange of their Variable Annuity Fund shares for Class 1 shares of the Stock Fund or that the Stock Fund will recognize any gain or loss upon receipt of the Variable Annuity Fund assets. For further information about the tax consequences of the Merger Plan, see "INFORMATION ABOUT THE MERGER PLAN - Tax Considerations" below.

HOW DO THE IMPORTANT FEATURES OF THE FUNDS COMPARE?

Because the Funds are dedicated insurance products funds, managed by the same individual portfolio managers and in a substantially similar manner, the following discussion is virtually identical for both Funds with the minor differences outlined below.

WHAT ARE THE INVESTMENT OBJECTIVES?

The investment objective of both the Stock Fund and the Variable Annuity Fund is long-term growth of capital.

WHAT ARE THE INVESTMENT POLICIES?

The Stock Fund pursues its investment objective by investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. The Stock Fund will maintain at least 65% of its assets in common and preferred stocks, under normal market conditions.

The Variable Annuity Fund uses a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Similar to the Stock Fund, the Variable Annuity Fund has normally maintained at least 65% of its assets in common and preferred stocks, and the investment managers have no current plan to change this strategy.

WHAT ARE THE RISK FACTORS?

Because the Funds have substantially similar investment objectives and policies, the investment risks associated with an investment in the Stock Fund are essentially the same as those of the Variable Annuity Fund. (SEE "COMPARISON OF INVESTMENT POLICIES - Risks Factors" below.) Risks of investments in the Stock Fund are outlined in greater detail in the accompanying prospectus of the Stock Fund.

WHO MANAGES THE TVPSF STOCK FUND AND THE VARIABLE ANNUITY FUND?

The management of the business and affairs of TVPSF, on behalf of the Stock Fund, and of the Variable Annuity Fund is the responsibility of their respective Boards of Trustees. All of the trustees (except John Wm. Galbraith ) of the Variable Annuity Fund are currently Trustees of TVPSF.

The investment manager for both the Stock Fund and the Variable Annuity Fund is Templeton Investment Counsel, Inc. ("TICI"), which manages the investment and reinvestment of the assets of the Funds.

HOW ARE THE FUNDS ORGANIZED?

The Variable Annuity Fund and TVPSF are both Massachusetts business trusts, organized on February 5, 1987 and February 25, 1988, respectively.

The Funds are open-end management investment companies which means they can make ongoing sales of their shares and TICI can invest the net proceeds in diverse assets consistent with their investment objectives.

WHAT ARE THE FUNDS' EXPENSES?

The tables below show the actual expenses for each Fund for the six-months ended June 30, 1997, as well as hypothetical estimated or "pro forma" figures which show what expenses would have been if the Funds had been merged during this six-month period.



                                     FEE TABLE FOR THE
                      VARIABLE ANNUITY FUND AND THE STOCK FUND CLASS 1
                         FOR THE 6 MONTH PERIOD ENDED JUNE 30, 1997
                                        (UNAUDITED)

                                             ACTUAL            Pro Forma for the
                                 STOCK FUND-    VARIABLE ANNUITY   Stock Fund
                                       CLASS 1     FUND            Class 1
                                                                AFTER MERGER
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on      0.00%           0.00%          0.00%
     Purchases (as a percentage
   of offering price)
ANNUAL FUND OPERATING EXPENSES
   (as percentage of average
   net assets):
Management Fees...............       0.70%*          0.50%          0.70%
Other Expenses                       0.18%           0.36%          0.18%
-------------------------------     -------         -------        -------
---------------------------------
TOTAL OPERATING EXPENSES......       0.88%*          0.86%          0.88%

*Management fees and total operating expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. Actual management fees and total fund operating expenses before May 1, 1997 were lower.

EXAMPLE:

Based on the level of expenses listed above, an investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                 1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                 ------      -------     -------    --------
Stock Fund                         $9         $28         $49         $108

Variable  Annuity  Fund            $9         $27         $48         $106

Pro Forma for Stock Fund           $9         $28         $49         $108
(after  Merger)

The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. (SEE "What factors did the VAF Board consider prior to recommending approval of the Merger Plan?")

HOW ARE SHARES BOUGHT AND SOLD?

Both Funds are sold only to insurance company separate accounts at their respective net asset values and are redeemed at their respective net asset values. Individuals may not purchase these shares directly from the Funds. Shares of the Stock Fund serve as the underlying investment vehicle for both variable annuity and variable life insurance contracts. Shares of the Variable Annuity Fund serve as the underlying investment vehicle for variable annuity contracts only.

WHEN ARE DIVIDENDS AND DISTRIBUTIONS MADE?

The Stock Fund and the Variable Annuity Fund normally intend to pay an annual dividend representing substantially all of their net investment income and to distribute annually any net realized capital gains.























--------------------------------------------------------------------------------
                         COMPARISON OF INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

The Stock Fund and the Variable Annuity Fund share the same investment objective, which is to seek long-term growth of capital. The Funds are guided by substantially similar investment strategies and policies by which they seek to obtain the objective, and they are subject to substantially similar investment restrictions and risks. They are also managed by the same individual portfolio managers within the same investment advisory company, TICI. Because of the similar manner in which they are run, the following discussion is virtually identical with respect to both Funds with the minor differences outlined below.

The only material difference in a stated policy is that the Stock Fund will normally maintain at least 65% of its assets in common and preferred stocks, and thus, no more than 35% of its assets in debt securities and other instruments. While the Variable Annuity Fund has no comparable policy and therefore more flexibility in theory, the portfolio managers in fact have invested both funds in a very similar manner over the years.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The investment objective of both the Stock Fund and the Variable Annuity Fund is to seek long-term growth of capital. The investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding shares. The Funds have the right to purchase securities in the U.S. and any foreign country, developed or developing. Although the Funds are authorized to invest in both equity and debt securities, income is not part of their investment objective and any income earned from investments in debt securities is incidental. The Stock Fund seeks to achieve its objective of long-term capital growth through a policy of investing under normal market conditions at least 65% of its assets in common stocks issued by companies, large and small, in various nations throughout the world. While the Variable Annuity Fund has no specific policies concerning the percentage of assets invested in each asset class, it generally invests in common stocks.

WHAT ARE THE FUNDS' INVESTMENT POLICIES?

In seeking to achieve their investment objectives, the Stock Fund and the Variable Annuity Fund are guided by substantially similar policies and restrictions. Unless otherwise specified, the investment policies of the Funds are not fundamental and may be changed without shareholder approval.

Both the Stock Fund and the Variable Annuity Fund invest a substantial percentage of their assets in equity securities of foreign issuers. Such securities may include common stock and preferred stock. The Funds are additionally authorized to invest in securities (bonds or preferred stock) which are convertible into common stock. With respect to foreign equity investments, the Funds may also invest in securities representing underlying international securities such as American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). These depository receipts may be purchased by both Funds, whether they are sponsored or unsponsored.

Both the Stock Fund and the Variable Annuity Fund may invest in debt securities. While the Stock Fund must limit its investment in debt securities to 35% of its assets, the Variable Annuity Fund may invest in such securities without limitation, consistent with its investment objective. Neither of the Funds in fact have invested significantly in debt securities. When each Fund invests in debt securities, it is with a view toward growth of capital as opposed to the interest income that may be generated by such investments. For example, the Funds may seek capital growth by purchasing convertible bonds, bonds that are presently selling at a discount or, if TICI believes that the issuer may resume interest payments in the near future, debt securities which have defaulted.

The Stock Fund and the Variable Annuity Fund are authorized to invest in securities which are rated at least Caa by Moody's Investors Services, Inc. ("Moody's") or CCC by Standard and Poor's Corporation ("S&P"), or if not rated, are of equivalent quality as determined by TICI. However, as an operating policy (which is not fundamental and can be changed without a shareholder vote), the Funds will not invest more than 5% of their assets in debt securities rated lower than Baa by Moody's or BBB by S&P.

The Funds are also authorized to invest their assets in cash and cash equivalent securities under certain circumstances. For temporary defensive purposes, when TICI believes that market conditions merit, both the Stock Fund and the Variable Annuity Fund may invest without limit in U.S. government securities, bank time deposits in the currency of any major nation, commercial paper and certain repurchase agreements. Any commercial paper purchased by the Funds must be rated A-1 by S&P or Prime-1 by Moody's or, if not rated, be issued by a company which at the date of investment has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's. With respect to repurchase agreements, the Funds may purchase U.S. government securities from banks or broker-dealers, with a simultaneous agreement by the seller to repurchase them at a specified time (generally within no more than seven days) at the original price plus accrued interest.

In addition to the types of securities investments listed above, both the Stock Fund and the Variable Annuity Fund, for hedging purposes only, may invest in securities involving stock index futures contracts. During or in anticipation of a period of market appreciation, the Funds may purchase stock index futures for the purpose of reducing the effective purchase price; furthermore, during or in anticipation of a period of market decline, the Funds may sell stock index futures for the purpose of limiting the exposure to such decline.

Finally, the Funds are authorized to loan their portfolio securities and to invest in restricted or illiquid securities. In addition, the Stock Fund is authorized to purchase securities and debt obligations on a "when-issued" or "delayed delivery" basis, and to borrow money for investment purposes. Please see the Stock Fund prospectus, attached hereto, for further information about these investments and transactions.

WHAT ARE THE FUNDS' INVESTMENT RESTRICTIONS?

The Funds have adopted certain investment restrictions governing their activities. Unless otherwise noted, these restrictions are a matter of fundamental policy and cannot be changed without shareholder approval. Many of the restrictions are the same for both Funds, although there are minor differences as described below.

The Funds are limited in the extent to which they may purchase the securities of any single issuer. With respect to 75% of their total assets, neither Fund may invest more than 5% of the total value of its assets in the securities of any one issuer, or purchase more than 10% of any class of securities of any one company, including more than 10% of their outstanding voting securities (except for investments in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities). The Funds may not invest more than 15% of their total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange, or more than 15% of their total assets (10% in the case of the Variable Annuity Fund) in: (a) securities with a limited trading market, (b) securities subject to legal or contractual restrictions as to resale, and (c) repurchase agreements not terminable within seven days. Furthermore, the Funds may not invest more than 5% of their assets in debt securities rated lower than Baa by Moody's or BBB by S&P.

The restrictions of the Stock Fund and the Variable Annuity Fund also prevent the Funds from concentrating their investments in any single industry. Neither Fund may invest more than 25% of its total assets in any single industry.

The Funds are restricted from investing in real estate or mortgages on real estate and from purchasing or selling commodity contracts, except that they may purchase or sell stock index futures contracts. With respect to the Variable Annuity Fund, this limitation explicitly does not apply to marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

The Funds are restricted from acting as underwriters or from issuing senior securities.

Neither the Stock Fund nor the Variable  Annuity Fund may loan money,  except to
the  extent  that  investments  in  certain  fixed-income   instruments  may  be
interpreted to be loans to the issuer.

Neither Fund may borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 30% for the Stock Fund and 5% for the Variable Annuity Fund, of the value of its total net assets.

WHAT ARE THE FUNDS' RISK FACTORS?

The risk factors for the Stock Fund and the Variable Annuity Fund are essentially the same, because the Funds are managed in essentially the same way. The following is a summary of the investment risks of each Fund; for more details, please see the enclosed Stock Fund prospectus under "Risk Factors."

GENERAL RISKS. Investors in the Funds are cautioned that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds; nor can there be any assurance that the Funds' investment objective will be obtained. As with any investment in securities, the value of, and income from, an investment in the Funds can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Funds' portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of the Funds will fluctuate with movements in the broader equity and bond markets, as well. A decline in the stock market of any country in which the Funds are invested in equity securities may also be reflected in declines of the price of shares of the Funds. Changes in currency valuations will affect the price of the shares of the Funds. History reflects both decreases and increases in stock markets, the prevailing rate of interest, and currency valuations, and these may reoccur unpredictably in the future. Additionally, investment decisions made by the investment manager will not always be profitable or prove to be correct. The Funds are not intended as a complete investment program.

FOREIGN INVESTMENT RISKS. The Funds are authorized to purchase securities in any foreign country, developed or underdeveloped. An investor should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, including but not limited to political, social or economic instability in the country of the issuer, and less liquid and more volatile securities trading markets. In addition, foreign investments may be affected by economic developments, possible withholding taxes, seizure of foreign deposits, changes in currency rates or currency exchange controls, higher custodial costs, higher transactional costs due to a lack of negotiated commissions, or other governmental restrictions which might affect the amount and types of foreign investments made or the payment of principal or interest on securities in the investment portfolios of the Funds. Furthermore, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States and it may be more difficult to obtain or enforce a court judgment in the event of a lawsuit. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than investments in developed countries.

SMALL COMPANY RISKS. The Funds may invest in companies with relatively small revenues and limited product lines. Smaller capitalization companies may lack depth of management, they may be unable to internally generate the money necessary for growth or potential development or to generate such money through external financing on favorable terms. Due to these and other factors, smaller companies may suffer significant losses.

JUNK BOND RISKS. Both Funds may invest, to a limited extent, in high-risk, lower quality debt securities, commonly referred to as "junk bonds." These securities are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default.

--------------------------------------------------------------------------------
                                   INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

Information about the Stock Fund is included in its current prospectus dated May 1, 1997, which is attached to this Prospectus/Proxy Statement as Exhibit B and incorporated by reference herein. Additional information about the Stock Fund is included in a Statement of Additional Information, dated May 1, 1997, which has been filed with the Securities and Exchange Commission and is incorporated by reference herein. A copy of the Statement of Additional Information may be obtained without charge by writing to the Stock Fund, or by calling 1-800/774-5001.

Information about the Variable Annuity Fund is incorporated herein by reference from the Variable Annuity Fund's current prospectus dated May 1, 1997, and the Variable Annuity Fund's Statement of Additional Information of the same date, a copy of which may be obtained without charge by writing or calling the Variable Annuity Fund at the address and telephone number shown on the cover page of this Prospectus/Proxy Statement.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, file proxy materials, reports and other information with the Securities and Exchange Commission. Reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street NW, Washington, DC 20549, and at the Southeast Regional Office of Securities and Exchange Commission at 1401 Brickell Avenue, Suite 200, Miami, Florida 33131. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

--------------------------------------------------------------------------------
                                  REASONS FOR THE MERGER PLAN
--------------------------------------------------------------------------------

WHAT FACTORS DID THE VAF BOARD CONSIDER PRIOR TO RECOMMENDING APPROVAL OF THE MERGER PLAN?

TFAC management recommended the Merger Plan to the VAF Board for two main reasons:

     1) The Variable Annuity Fund is a relatively small fund, with just over $17.5 million in assets as of 9/30/97. The Fund will almost certainly get even smaller, because TFAC is not selling new Contracts and the Variable Annuity Fund's assets shrink with every annuity payment made to Contract Owners. In general, shrinking assets are not considered good for a fund's investment performance, because the portfolio managers may have less flexibility to make investments and the fund's operating expenses may consume a larger percentage of the remaining assets.

     2) The Stock Fund is very similar to the Variable Annuity Fund, but much larger with over $834 million in assets as of 9/30/97. The Stock Fund has the same portfolio managers and investment objectives as the Variable Annuity Fund, and very similar investment policies and strategies.

The Merger Plan was presented to the VAF Board at a meeting held on October 18, 1997. In determining whether to recommend approval of the Merger Plan to shareholders, the VAF Board considered, among other factors: that TFAC has advised the VAF Board of the likelihood that the Variable Annuity Fund will face a state of net redemptions; the compatibility of the investment objectives, policies, restrictions and portfolios of the Variable Annuity Fund with the Stock Fund; the comparable expense ratios of the Stock Fund Class 1 and the Variable Annuity Fund; the comparative investment performance of the Stock Fund and the Variable Annuity Fund; the tax consequences of the Merger Plan; the significant experience TICI and its Templeton affiliates have, as managers of over $103 billion in assets in international and global portfolios (as of 9/30/97); that no dilution would result from the Merger Plan; and, based on representations made by TFAC, that there would be no impact on the Contract rights of the Contract Owners.

After considering these and other factors, the VAF Board (1) determined that the Merger Plan is in the best interests of TFAC and, based on TFAC's representations, is in the best interests of Contract Owners and (2) approved the Merger Plan subject to shareholder approval. The Variable Annuity Fund is only used as the funding option for two immediate variable annuities and no new Contracts are being sold. As annuity payments are made to Contract Owners, the assets of the Fund will continue to decrease. Therefore, the VAF Board concluded that the long-term net redemptions faced by the Variable Annuity Fund would likely hurt the shareholders and indirectly, Contract Owners because of reduced investment opportunities and higher expenses as a percentage of net assets in the future. The VAF Board agreed with TFAC management that a merger between the Variable Annuity Fund and a larger dedicated insurance products fund having similar investment objectives and policies would address these problems. A larger fund should have enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Higher aggregate net assets and the opportunity for net cash inflows may also reduce the risk that the total expense ratio of the Variable Annuity Fund will rise significantly as certain fixed expenses become a larger percentage of the shrinking net assets of the Fund.

The VAF Board then considered that the Stock Fund is a much larger insurance products fund, is managed by the same adviser and the same individual portfolio managers, has very similar investment objectives, policies and risk considerations, and has comparable historical performance. Moreover, the VAF Board concluded no dilution would result from the proposed Merger Plan because TFAC will receive Stock Fund Class 1 shares equal in value to the shares of the Variable Annuity Fund.

The VAF Board did note that the Stock Fund pays TICI a higher management fee, as a percentage of fund assets, than the Variable Annuity Fund. It determined, however, that the Stock Fund's higher management fee would not adversely affect Variable Annuity Fund Contract Owners, for several reasons. First, the Stock Fund's management fee increase was recently reviewed and approved by the TVPSF Board and by shareholders in a proxy vote in 1997. Before recommending this increase, the Independent Trustees of TVPSF had considered TICI's reputation, experience and past performance in global investing, and that the Stock Fund's previous advisory fees were lower than those paid by comparable TICI-managed funds. The TVPSF Independent Trustees also took into account the fact that, as noted in the recent TVPSF proxy statement, the Stock Fund's total expense ratio, including the increased investment management fee, ranked in the second lowest quintile - or below the median - for its comparison group as selected by Lipper Analytical Services, Inc. Second, based on the pro forma figures, the proposed merger would not materially change the current overall operating expense ratio borne indirectly by Variable Annuity Fund Contract Owners, because the other operating expenses of the Variable Annuity Fund are much higher than those of the Stock Fund. (See "What are the Funds' Expenses?" above). Finally, and most importantly, since the Variable Annuity Fund faces long-term net redemptions, without a merger, its expense ratio is likely to increase, thus widening the gap between the two Funds' expense ratios. The VAF Board also considered that, according to Dechert Price & Rhoads, counsel to the Fund, it is not expected that the Variable Annuity Fund shareholders will recognize any gain or loss for federal income tax purposes as a result of the Merger plan.

Based on the factors and information described above, the VAF Board concluded that the Merger Plan is likely to benefit shareholders and, based on representations from TFAC, likely to benefit Contract Owners and approved the Merger plan, subject to shareholder approval, effective May 1, 1998. These factors represent the VAF Board's business judgment and there can be no guarantee that any of the potential benefits of this proposal will in fact be realized. Specifically, the Stock Fund may not experience lower expense ratios than the Variable Annuity Fund. Contract Owners may still have a gain or loss, or their annuity payments may rise or fall, based on the performance of the Stock Fund. Nonetheless, in approving the proposal, the VAF Board determined, in the exercise of its business judgment and in light of the fiduciary duties under relevant state law and the 1940 Act that, based upon the factors considered by it, the proposal is reasonably likely to benefit the Variable Annuity Fund and its shareholders and Contract Owners. If the Merger Plan is not approved, the VAF Board will consider what, if any, other possible courses of action it may take with respect to the Variable Annuity Fund.

The TVPSF Board has also determined that the Merger Plan was in the best interests of Stock Fund shareholders and that no dilution would result to such shareholders.

                             THE VAF BOARD RECOMMENDS THAT YOU
                                 VOTE FOR THE MERGER PLAN.

--------------------------------------------------------------------------------
                               INFORMATION ABOUT THE MERGER PLAN
--------------------------------------------------------------------------------

The following summary of the Merger Plan is a summary only. This summary is qualified in its entirety by reference to the formal Agreement and Plan of Reorganization, which is attached as Exhibit A.

HOW WILL THE MERGER PLAN BE CARRIED OUT?

If the Merger Plan is approved, the reorganization will be completed promptly after each party has satisfied its obligations. (See "What are the conditions precedent to closing?" below). The Merger Plan will be completed on April 30, 1998 (the Closing Date), or such other date as is agreed to by TVPSF, on behalf of the Stock Fund, and the Variable Annuity Fund, provided that the Merger Plan may be ended by either party if the Closing Date does not occur on or before June 30, 1998 (Closing Date plus 60 days).

On the Closing Date, the Variable Annuity Fund will deliver to the Stock Fund substantially all of its assets and recorded liabilities in exchange for Stock Fund Class 1 shares having an aggregate net asset value equal to the aggregate value of assets delivered as of 4:00 p.m. Eastern time on the Closing Date. The cash and securities held in the Variable Annuity Fund portfolio will become part of the Stock Fund portfolio, subject to the investment policies and diversification requirements of the Stock Fund. The stock transfer books of the Variable Annuity Fund, will be permanently closed as of 4:00 p.m. Eastern time on the Closing Date and only requests for redemption of shares of the Variable Annuity Fund received in proper form prior to 4:00 p.m. on the Closing Date will be accepted by the Variable Annuity Fund. Redemption requests for shares of the Variable Annuity Fund received after that time will be considered to be redemption requests for shares of the Stock Fund Class 1.

Upon completion of the Merger Plan, the Variable Annuity Fund will receive Stock Fund Class 1 shares. The number of shares shall be based on the dollar value of the assets delivered to the Stock Fund. These Stock Fund Class 1 shares will then be delivered to TFAC, as former sole shareholder of the Variable Annuity Fund.

If the Merger Plan is not approved, the assets of the Variable Annuity Fund will not be delivered on the Closing Date and the obligations of the Variable Annuity Fund under the Merger Plan will not be effective.

WHAT ARE THE CONDITIONS PRECEDENT TO CLOSING?

The obligation of the Variable Annuity Fund to deliver its assets to the Stock Fund under the Merger Plan is subject to the satisfaction of certain conditions precedent, including performance by the Stock Fund, in all material respects, of its agreements and undertakings under the Merger Plan, the receipt of certain documents from the Stock Fund, the receipt of an opinion of counsel to the Stock Fund, and requisite approval of the Merger Plan by the shareholders of the Variable Annuity Fund, as described above. The obligations of the Stock Fund to complete the Merger Plan is subject to the satisfaction of certain conditions precedent, including the performance by the Variable Annuity Fund of its agreements and undertakings under the Merger Plan, the receipt of certain documents and financial statements from the Variable Annuity Fund, and the receipt of an opinion of counsel to the Variable Annuity Fund.

WHO WILL PAY THE EXPENSES OF THE MERGER PLAN?

The Variable Annuity Fund and the Stock Fund shall each bear their own expenses in connection with the Merger Plan.

WHAT ARE THE TAX CONSIDERATIONS?

In the opinion of Dechert Price and Rhoads, counsel to the Variable Annuity Fund, based on certain assumptions and representations received from the Variable Annuity Fund and TVPSF, it is not expected that shareholders of the Variable Annuity Fund will recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of the Variable Annuity Fund for shares of the Stock Fund Class 1 or that TVPSF will recognize any gain or loss upon receipt of the Variable Annuity Fund assets.

Contract Owners of the Variable Annuity Fund should consult their tax advisors regarding the effect, if any, of the Merger Plan in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Merger Plan, Contract Owners of the Variable Annuity Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Merger Plan.

WHAT RIGHTS DO STOCK FUND CLASS 1 SHAREHOLDERS HAVE?

Class 1 shares of the Stock Fund will be issued to the separate accounts of TFAC, the shareholders of the Variable Annuity Fund, as described in the Merger Plan. Each share will be fully paid and nonassessable when issued, will have no preemptive or conversion rights, and will be transferable upon the books of the Stock Fund. In accordance with the Stock Fund's normal procedures as specified in its prospectus, the Stock Fund will not generally issue certificates for shares of its capital stock. Ownership of the Stock Fund Class 1 shares by TFAC will be recorded electronically and the Stock Fund will issue a confirmation to TFAC relating to those shares acquired as a result of the Merger Plan.

As a shareholder of the Stock Fund, TFAC will have substantially similar voting rights and rights upon dissolution with respect to the Stock Fund as it currently has with respect to the Variable Annuity Fund. Each share outstanding of both the Variable Annuity Fund and the Stock Fund entitles the holder to one vote. TFAC and other insurance companies' separate accounts, as shareholders of the funds, are entitled to vote the shares of the funds at any regular and special meeting of the shareholders. However, the insurance companies will generally vote their shares in accordance with instructions received from owners of the variable contracts. The shares of both the Stock Fund and the Variable Annuity Fund have non-cumulative voting rights, which means that, in all elections of trustees, the holders of more than 50% of the shares voting can elect 100% of the trustees, if they choose to do so and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Trustees.

The TVPSF serves as an investment vehicle for both variable annuity and variable life insurance contracts, and is sold to a number of unaffiliated insurance companies. The TVPSF Board monitors events in order to identify any material conflicts between variable annuity Contract Owners and variable life Contract Owners and/or between separate accounts of different insurance companies, and will determine what action, if any, should be taken in the event of such conflict. Although TVPSF does not currently foresee any disadvantages to Contract Owners, an irreconcilable material conflict may conceivably arise between Contract Owners of different separate accounts investing in the Fund due to differences in tax treatment, the management of investments, or other considerations. If such a conflict were to occur, one of the separate accounts might withdraw its investment in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices.

It is the position of the Division of Investment Management of the U.S. Securities and Exchange Commission that TFAC will not be entitled to any "dissenters' rights" since the proposed Merger Plan involves two open-end investment companies registered under the 1940 Act. Although no dissenters' rights may be available, there will be no material differences between TFAC's redemption rights in the Stock Fund and its current redemption rights in the Variable Annuity Fund. The rights of Contract Owners in their variable annuity Contracts will not be changed as a result of the Merger Plan.

Like the Variable Annuity Fund, TVPSF does not routinely hold annual meetings of shareholders. TVPSF is a multi-series investment company which currently issues shares representing interests in nine separately managed funds. Each series of TVPSF (including the Stock Fund) offers two classes of shares, Class 1 and Class 2 (except the Money Market Fund which offers only Class 1). Class 1 of the Stock Fund is the class to be provided under the Merger Plan. Each class of each fund in TVPSF is offered through a separate prospectus and is sold only to insurance company separate accounts to serve as an investment vehicle for variable annuity and variable life insurance Contracts. Shareholders of each series of each fund currently vote in the aggregate with the shareholders of the Fund's other series on certain matters (for example, the election of trustees and the ratification of independent accountants). For matters that only affect a certain series of a Fund, or a certain class of a series, only the shareholders of that series or class are entitled to vote.

HOW WOULD THE MERGER PLAN CHANGE THE FUNDS' STATEMENTS OF CAPITAL?

The following table sets forth as of June 30, 1997 (i) the capitalization of the Variable Annuity Fund, (ii) the capitalization of the Stock Fund, (iii) the capitalization of the Stock Fund Class 1; and (iv) the pro forma capitalization of the Stock Fund and (v) Stock Fund Class 1 as adjusted to give effect to the proposed Merger Plan. The actual capitalization of the Stock Fund and Stock Fund Class 1 are likely to change in the future because of investment results and purchases and sales of shares.

                                                     Stock Fund     Stock Fund
                                                      Pro Forma      Class 1
                                                    after Merger    Pro Forma
              Variable    Stock Fund    Stock Fund                 after Merger
               Annuity                   Class 1    (UNAUDITED)    (UNAUDITED)
                Fund     (UNAUDITED)
             (UNAUDITED)               (UNAUDITED)

Net assets.. $16,820,347  $771,082,532 $767,571,347  $787,902,879   $784,391,694
Net asset
value per         $20.20        $23.78       $23.78        $23.69         $23.69
share.......
Shares
outstanding.    832, 692    32,420,964   32,273,292    33,253,656     33,105,984

To the extent permitted by law, the Merger Plan may be amended without shareholder approval by mutual agreement in writing by the Variable Annuity Fund and TVPSF. The Merger Plan may be terminated and abandoned at any time before or, to the extent permitted by law, after the approval of the shareholders of the Variable Annuity Fund by mutual consent of the parties to the Merger Plan.

--------------------------------------------------------------------------------
                       VOTING INFORMATION AND PRINCIPAL STOCKHOLDERS
 -------------------------------------------------------------------------------

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal set forth in the Notice of Special Meeting of Shareholders are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of a majority of those shares entitled to vote present at the Meeting in person or by proxy. TFAC will vote in favor of such adjournment those shares which they are entitled to vote in favor of the proposal and against such adjournment those shares required to be voted against the proposals. The costs of any such additional solicitation and of any adjourned session will be borne by TICI.

The following table shows the number of shares outstanding of each Fund as of September 30, 1997:

FUND NAME                                 NUMBER OF SHARES OUTSTANDING
Stock Fund
    Class 1......................................................32,275,554.858
    All Classes..................................................32,711,817.319
Variable Annuity Fund.....    ..................................... 807,149.033

As of September 30, 1997, the following insurance companies owned, on behalf of certain separate accounts, more than 5% of the Funds' outstanding shares:

                                                                 PERCENT OF
                   INSURANCE  COMPANY                           OUTSTANDING
FUND NAME          NAME AND ADDRESS     NUMBER OF SHARES          SHARES
Stock Fund        Phoenix Home Life Mutual   14,652,112.100       45.397%
Class 1
                  Insurance Company
                  100 Bright Meadows Blvd.
                  Enfield, CT 06082

                  The Travelers Insurance    17,604,718.029       54.545%
                  Company
                  One Tower Square
                  Hartford, CT  06183

Stock Fund        Phoenix Home Life Mutual   15,057,633.203       46.031%
All Classes             Insurance Company

                  The Travelers Insurance    17,604,718.029       53.818%
                  Company

Variable Annuity  Templeton Funds Annuity       807,149.033         100%
Fund              Company ("TFAC")
                  100 Fountain Pkwy
                  St. Petersburg  FL  33716-1205

However, TFAC, on behalf of the separate accounts, will exercise voting rights attributable to the Variable Annuity Fund shares with respect to the Merger Plan proposal and any other business that may properly come before the Meeting, in accordance with voting instructions received from Contract Owners. To this extent, TFAC does not exercise control over the Funds by virtue of the voting rights arising from their record ownership of Fund shares.

--------------------------------------------------------------------------------
                                  THE FUNDS' SERVICE PROVIDERS
--------------------------------------------------------------------------------

WHO IS THE INVESTMENT MANAGER?

TICI is the investment manager of both the Variable Annuity Fund and the Stock Fund. TICI is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Through its subsidiaries, Resources is engaged in various aspects of the financial services industry.

Under an Investment Management Agreement with each Fund, TICI is paid a monthly fee equal on an annual basis as stated below:

Average Daily                       % On An Annual Basis
NET ASSETS                    STOCK FUND        VARIABLE ANNUITY FUND
up to $200,000,000            0.75%             0.50%
$200,000,000-$1,300,000,000   0.675%            0.45%
over $1,300,000,000           0.60%             0.40%

The individual portfolio managers are identical for both the Variable Annuity Fund and the Stock Fund. The lead portfolio manager is Mark Beveridge. Mr. Beveridge, Vice President of TICI, joined the Templeton organization in 1985. William T. Howard Jr., Vice President of TICI and Howard J. Leonard, Senior Vice President of TICI, exercise secondary portfolio management responsibilities. FOR MORE DETAILS, PLEASE SEE THE STOCK FUND PROSPECTUS ATTACHED HERETO AS EXHIBIT B.

WHO ARE THE BUSINESS MANAGER AND TRANSFER AGENT?

Under Business Management Agreements with TVPSF, on behalf of the Stock Fund, and the Variable Annuity Fund, TFAC provides certain administrative facilities and services for the Stock Fund and the Variable Annuity Fund, including, but not limited to, payment of salaries of officers, the preparation and maintenance of books and records, preparation of tax returns and financial reports and monitoring compliance with regulatory requirements. TFAC's duties also include acting as the transfer agent and dividend disbursing agent for the Funds. The main office of TFAC, is 100 Fountain Pkwy, St. Petersburg, Florida 33716-1205. TFAC is a wholly-owned subsidiary of Resources. TFAC receives fees from the Funds for the business management services described above. The Funds also pay TFAC a portion of the monthly fee for the business management services described above.

Average Daily                       % On An Annual Basis
NET ASSETS                    TVPSF*            VARIABLE ANNUITY FUND
----------                    -----             ---------------------
up to $200,000,000            0.15%             0.15%
over $200,000,000             0.135%            0.135%
over $700,000,000             0.10%             0.10%
over $1,200,000,000           0.075%            0.075%

*The fee is based on the combined daily net assets of all series of TVPSF and is allocated between each series of TVPSF according to their respective net assets. Each class of each series (including Stock Fund Class 1) bears a portion of the fee, determined by the proportion of the TVPSF that it represents.

WHO IS THE DISTRIBUTOR?

Franklin Templeton Distributors, Inc. ("FTDI"), serves as the Funds' principal underwriter. FTDI receives no compensation for these services.

WHO IS THE CUSTODIAN?

The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081, serves as custodian of both the Stock Fund and the Variable Annuity Fund's assets.


                    EXHIBITS TO COMBINED PROXY STATEMENT AND PROSPECTUS

Exhibit

A Agreement and Plan of Reorganization between the Templeton Variable Annuity Fund and the TVPSF.

B  Prospectus  dated May 1, 1997 of the  Templeton  Stock  Fund - Class 1 of the
TVPSF.

C. Annual Report Dated December 31, 1997 of the Templeton Stock Fund - Class 1 of the TVPSF.


Appendix 1

Voting Instruction Card


Exhibit A


                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION



     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of _________, 1997, by and between Templeton Variable Products Series Fund (the "Trust"), a Massachusetts Business Trust with its principal place of business at Broward Financial Centre, Suite 2100, Ft. Lauderdale, Florida 33394 on behalf of its Templeton Stock Fund (the "Acquiring Fund") and Templeton Variable Annuity Fund (the "Acquired Fund"), a Massachusetts Business Trust with its principal place of business at Broward Financial Centre, Suite 2100, Ft. Lauderdale, Florida 33394.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class I shares of beneficial interest, ($0.01 par value per share), of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Trust, are both open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interest of the Acquiring Fund and its Shareholders and that the interest of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

     WHEREAS, the Board of Trustees of the Acquired Fund has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interest of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund in an attempt to achieve greater operating economies in light of long term net redemptions and increased portfolio diversification for the Acquired Fund;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF CERTAIN IDENTIFIED ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     Subject to the terms and conditions herein set forth and on the basis of the representatives and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one Acquiring Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests and dividends or interest receivable which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

     The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares) reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by Templeton Funds Annuity Company, the business manager of the Acquired Fund and the Acquiring Fund, as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected on that unaudited statement of assets and liabilities and shall not assume any other liabilities.

     Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of immediately outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange except upon request by a shareholder of the Acquired Fund.

     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     Any reporting responsibility of the Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

     The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the normal close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and then-current prospectus or statement of additional information.

     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of business of the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and then-current prospectus or statement of additional information.

     The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

     All computations of value with respect to the Acquiring Fund shall be made by Templeton Funds Annuity Company.



3. CLOSING AND CLOSING DATE

     The Closing Date Shall be April 30, 1998 or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York time. The Closing shall be held at the offices of the Trust, Ft. Lauderdale, Florida or at such other place and time as the parties shall mutually agree.

     The Chase Manhattan Bank, N.A., as custodian for the Acquiring Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquiring Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquired Fund; and (b) all necessary taxes including without limitation all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     Templeton Funds Annuity Company (the "Transfer Agent") on behalf of the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

     The Acquired Fund represents and warrants to the Trust that for each taxable year of operation since inception (including the taxable year ending on the Closing Date) the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has met the diversification requirements under Section 817(h) of the Code and the rules thereunder.

     The Trust on behalf of the Acquiring Fund represents and warrants to the Acquired Fund that for each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has met the diversification requirements under Section 817(h) of the Code and the rules thereunder.

5. CONVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

     The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  CONDITIONS  PRECEDENT TO  OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED
    FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration of Trust and Bylaws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund;

     On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     All consents of other parties and all other consents, orders and permits of Federal, state, and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     The Acquiring Fund's registration statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     The Acquired Fund shall have received on the Closing Date the opinion of Dechert Price & Rhoads in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that: (a) the Trust has been duly formed and is validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and (b) the Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquiring Fund and constitutes a valid and legally binding obligation of the Trust enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     The Trust shall have received on the Closing Date the opinion of Dechert Price & Rhoads in a form reasonably satisfactory to the Trust, dated as of the Closing Date, to the effect that: (a) The Acquired Fund has been duly formed and is in good standing under the laws of the Commonwealth of Massachusetts; (b) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund; and
(c) the Agreement is enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvent, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     The parties shall have received the opinion of Dechert Price & Rhoads addressed to the Trust and the Acquired Fund substantially to the effect that the transactions contemplated by this Agreement will be treated for Federal income tax purposes as reorganizations within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither the Trust nor the Acquired Fund may waive the condition set forth in this paragraph 6.7.

7. BROKERAGE FEES AND EXPENSES

     The Acquiring Fund and the Acquired Fund each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

8. TERMINATION

     This Agreement may be terminated by the mutual agreement of the Trust and the Acquired Fund. In addition, this Agreement may be terminated as follows at or prior to the Closing Date:

     (a) the Acquired Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquired Fund if, in good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or the shareholders of the Acquired Fund; or

     (b) the Trust may terminate this Agreement by resolution of the Board of Trustees of the Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Trust or the shareholders of the Trust.

9. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph
4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.




Attest:                                  TEMPLETON VARIABLE PRODUCTS SERIES
                                         FUND ON BEHALF OF TEMPLETON STOCK
                                         FUND



__________________________________       By: /s/_______________________________
Secretary



Attest:                                  TEMPLETON VARIABLE ANNUITY FUND



__________________________________       By: /s/______________________________
Secretary




Exhibit B


[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]

TEMPLETON VARIABLE PRODUCTS SERIES FUND               PROSPECTUS -- MAY 1, 1997
TEMPLETON STOCK FUND

CLASS 1 SHARES

-------------------------------------------------------------------------------

This Prospectus offers only Class 1 shares of Templeton Stock Fund ("Fund"), a diversified series of Templeton Variable Products Series Fund (the "Trust"), an open-end, management investment company. It contains information that a prospective investor should know before investing.

Shares of the Fund are currently sold only to insurance company separate accounts ("Separate Accounts") to serve as the investment vehicle for both variable annuity and variable life insurance contracts (the "Contracts"). The Contracts involve certain fees and expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to different investment vehicles. In particular, certain series or classes of the Trust may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding fees and expenses of the Contract and any applicable restrictions or limitations.

The Fund has two classes of shares: Class 1 and Class 2. This prospectus offers only Class 1 shares and is for use with Contacts that make Class 1 shares available. For more information about the Fund's classes, see "Other Information--Capitalization and Voting Rights," below.

A Statement of Additional Information ("SAI") dated May 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in and made a part of this Prospectus. The SAI is available without charge upon request to the Trust, 700 Central Avenue, St. Petersburg, Florida 33701 or by calling 1-800-774-5001 or 1-813-823-8712.

--------------------------------------------------------------------------------
TABLE OF CONTENTS                         PAGE
---------------------

FINANCIAL HIGHLIGHTS..................... T-2
INVESTMENT OBJECTIVE AND POLICIES........ T-3
DESCRIPTION OF SECURITIES AND
INVESTMENT TECHNIQUES.................... T-3
RISK FACTORS............................. T-6
PURCHASE OF SHARES....................... T-8
NET ASSET VALUE.......................... T-9
REDEMPTION OF SHARES....................  T-9
EXCHANGES...............................  T-9
MANAGEMENT OF THE TRUST.................  T-9
DIVIDENDS AND DISTRIBUTIONS............. T-11
FEDERAL INCOME TAX STATUS............... T-11
OTHER INFORMATION....................... T-12
--------------------------------------------------------------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS OFFERING THE VARIABLE INSURANCE CONTRACT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

This prospectus is not an offering of the securities herein described in any state, jurisdiction or country, in which the offering is unauthorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus.

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in Class 1 shares of the Fund. Except as indicated below, it is based on the historical expenses of the Class 1 shares for the fiscal year ended December 31, 1996. The Fund's actual expenses may vary.

SHARES OF THE FUND ARE SOLD ONLY TO INSURANCE COMPANIES FOR USE IN VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS ("CONTRACTS"). INVESTORS IN SUCH CONTRACTS SHOULD CONSIDER THE FUND EXPENSES LISTED BELOW AS WELL AS THE ADDITIONAL EXPENSES LISTED IN THE CONTRACT PROSPECTUS OR DISCLOSURE DOCUMENT.

A.   SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Charge
           (as a percentage of Offering Price)
     Paid at time of purchase                              0.00%
     Paid at redemption                                    0.00%

B.   ANNUAL FUND OPERATING EXPENSES
           (AS A PERCENTAGE OF AVERAGE NET ASSETS)
     Management Fees                                       0.70%*
     Other Expenses                                        0.18%
     TOTAL FUND OPERATING EXPENSES                         0.88%*

C.   EXAMPLE

     Assume the annual return on the Fund's Class 1 Share is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

        ONE YEAR         THREE YEARS       FIVE YEARS        TEN YEARS
           $9                $28               $49              $108

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of Class 1 Shares and are not directly charged to your account. As noted above, these expenses do not include Contract expenses.

*Management fees and total operating expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. See "Management of the Fund" below each fund prospectus for details. Actual management fees and total fund operating expenses before May 1, 1997 were lower.





                             FINANCIAL HIGHLIGHTS

           FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Trust's independent auditors. Their audit report for each of the last five fiscal years, appears in the financial statements in the Trust's Annual Report for the fiscal year ended December 31, 1996. The Trust's annual report also includes more information about the Fund's performance. For a free copy, please call 1-800-774-5001.

                                                         YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------
                            1996      1995      1994       1993    1992      1991     1990      1989    1988*
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE (for a
 share outstanding
 throughout the year)
NET ASSET VALUE,
 BEGINNING OF YEAR......  $  20.83  $  16.94  $  17.53   $  13.33  $  12.72 $ 10.29 $ 11.75   $ 10.25  $10.00
---------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income         .41       .40       .26        .23       .25       .27      .32       .18    .18
 Net realized and
  unrealized gain
  (loss)................      3.88      3.80      (.64)      4.23       .64      2.49    (1.57)     1.34   .071
                          --------  --------  --------   --------  --------    --------  -------   -------  -----
  TOTAL FROM INVESTMENT
   OPERATIONS...........      4.29      4.20      (.38)      4.46       .89      2.76    (1.25)     1.52    .25
---------------------------------------------------------------------------------------------------------------
Distributions:
 Dividends from net
  investment income.....      (.40)     (.27)     (.21)      (.25)     (.28)     (.33)    (.19)     (.02)    --
 Distributions from net
  realized gains........     (1.84)     (.04)      --        (.01)       --        --      (.02)      --      --
                          --------  --------  --------   --------  --------    --------  -------   -------  -----
  TOTAL DISTRIBUTIONS...     (2.24)     (.31)     (.21)      (.26)     (.28)     (.33)    (.21)     (.02)    --
---------------------------------------------------------------------------------------------------------------
Change in net asset
 value..................      2.05      3.89      (.59)      4.20       .61      2.43    (1.46)     1.50    .25
                          --------  --------  --------   --------  --------    --------  -------   -------  -----
NET ASSET VALUE,
 END OF YEAR............  $  22.88  $  20.83  $  16.94   $  17.53  $  13.33    $12.72  $ 10.29   $ 11.75 $10.23
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN+...........     22.48%    25.24%    (2.20)%    34.00%     7.12%    27.93%  (10.23)%   14.85% 2.50%
RATIOS/SUPPLEMENTAL DATA
Net assets
 end of year (000)......  $644,366  $498,777  $378,849   $298,392  $166,219   $116,943  $74,264   $49,787 $3,037
Ratio of expenses to
 average net assets.....       .65%      .66%      .73%       .73%      .75%      .82%     .85%     1.08% 4.39%**
Ratio of expenses, net
 of reimbursement, to
 average net assets.....       .65%      .66%      .73%       .73%      .75%      .82%     .85%      .99% 1.50%**
Ratio of net investment
 income to average
 net assets.............      2.06%     2.18%     1.81%      1.88%     2.36%     2.82%    3.78%     3.63%   5.55%**
Portfolio turnover rate.     23.40%    33.93%     5.10%      4.88%     8.10%    41.24%   17.94%     5.27%    --
Average commission rate
 paid (per share).......  $   .009
---------------------------------------------------------------------------------------------------------------

*  Period from August 31, 1988 (commencement of operations) to December 31,
   1988.
** Annualized.
+ Total return figures do not include charges applied under the contracts. Inclusion of such charges would reduce the total return figures for all periods shown.

                                      T-2


                       INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. In the pursuit of its investment objective, the Fund will normally maintain at least 65% of its assets in common and preferred stocks. The Fund may also invest in securities convertible into common stocks rated in any category by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") and securities which are unrated by any rating agency. See the Appendix in the Statement of Additional Information for a description of the S&P and Moody's ratings. Current income will usually be a less significant factor in selecting investments for the Fund. The Fund will invest predominantly in equity securities issued by large-cap and mid-cap companies. Large-cap companies are those which have market capitalizations of $5 billion or more; mid-cap companies are those which have market capitalizations of $1 billion to $5 billion. It may also invest to a lesser degree in smaller capitalization companies, which may be subject to different and greater risks. See "Risk Factors," below.

The Fund and its investment manager, Templeton Investment Counsel, Inc. ("TICI" or the "Investment Manager"), may, from time to time, use various methods of selecting securities for the Fund's portfolio, and may also employ and rely on independent or affiliated sources of information and ideas in connection with management of the Fund's portfolio. There can be no assurance that the Fund will achieve its investment objective.

For temporary defensive purposes, the Fund may invest without limit in commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities, corporate debt obligations, and repurchase agreements with respect to these securities. The Fund may also enter into firm commitment agreements, purchase securities on a "when-issued" basis, invest in restricted securities, such as private placements, borrow money for investment purposes and lend its portfolio securities. (See "Description of Securities and Investment Techniques.")

The Fund may also purchase and sell stock index futures contracts for hedging purposes only and not for speculation. It may engage in such transactions only if the total contract value of the futures contracts does not exceed 20% of the Fund's total assets. (See "Description of Securities and Investment Techniques.")

The Fund is subject to investment restrictions that are described under the heading "Investment Restrictions" in the Statement of Additional Information. Those investment restrictions so designated and the investment objective of the Fund are "fundamental policies" of the Fund, which means that they may not be changed without a majority vote of Shareholders of the Fund. With the exception of the Fund's investment objective and those restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, meaning that the Board of Trustees may change them without Shareholder approval.

Certain types of investments and investment techniques are described in greater detail under "Description of Securities and Investment Techniques" in this Prospectus and also in the SAI.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The Fund is authorized to invest in securities and use the various investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills and bonds, which are direct obligations of the U.S. Treasury, and Government National Mortgage Association ("GNMA") certificates, the principal and interest of which the Treasury guarantees, are supported by the full faith and credit of the Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. GNMA certificates represent part ownership of a pool of mortgage loans on which interest and principal payments are guaranteed by the Treasury. Principal is repaid monthly over the term of the loan. Expected payments may be delayed due to the delays in registering newly traded certificates. The mortgage loans will be subject to normal principal amortization and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

                                      T-3


BANK OBLIGATIONS

The Fund may invest in certificates of deposit, which are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Fund may invest in bankers' acceptances, which are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. The Fund may invest in dollar-denominated certificates of deposit and bankers' acceptances of foreign and domestic banks having total assets in excess of $1 billion. The Fund may also invest in certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion.

COMMERCIAL PAPER

The Fund may invest in commercial paper. Investments in commercial paper are limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. See the Appendix in the SAI for a description of these ratings.

DEBT SECURITIES

Debt securities in which the Fund may invest consistent with its investment objective and policies may include many types of debt obligations of both domestic and foreign issuers such as bonds, debentures, notes, commercial paper, structured investments and obligations issued or guaranteed by governments or government agencies or instrumentalities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

The Fund may invest in medium and lower quality debt securities that are rated between BBB and as low as D by S&P, and between Baa and as low as C by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Manager. As an operating policy, which may be changed by the Board of Trustees without shareholder approval, the Fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Manager. The Fund may, from time to time, purchase defaulted debt securities if, in the opinion of the Investment Manager, the issuer may resume interest payments in the near future or other advantageous developments appear likely in the future. As a fundamental policy, the Fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid. Bonds rated BB or lower, commonly referred to as "junk bonds," are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Issuers of bonds rated Ca may often be in default. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the Fund's Investment Manager to determine that the planned investment is sound. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Many debt obligations of foreign issuers, and especially developing markets issuers, are either (i) rated below investment grade or (ii) not rated by U.S. rating agencies so that their selection depends on the Investment Manager's individual analysis.

Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower rated securities generally fluctuate more than those of higher rated securities. As a result, lower rated securities involve greater risk of loss of income and principal than higher rated securities. A full discussion of the risks of investing in lower quality debt securities is contained under the caption "Risk Factors" in the SAI. For a description of debt securities ratings, see the Appendix to the SAI.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. When the Fund acquires a security from a bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which

                                      T-4


reflects an agreed upon rate of return, which is not tied to the coupon rate on the underlying security. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security should decline, as well as incur disposition costs in liquidating the security.

BORROWING

The Fund may borrow up to 30% of the value of its net assets to increase its holdings of portfolio securities. Under federal securities laws, the Fund may borrow from banks only, and is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

WHEN-ISSUED SECURITIES

The Fund may purchase securities on a "when-issued" basis. New issues of certain debt securities are often offered on a when-issued basis, meaning that the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally takes place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend to broker-dealers or U.S. banks portfolio securities with an aggregate market value of up to one-third of its total assets to generate income. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities, or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of collateral falls below the market value of the borrowed securities.

RESTRICTED SECURITIES

The Fund may invest in restricted securities, which are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when sale would otherwise be desirable. No restricted securities and no securities for which there is not a readily available market ("illiquid assets") will be acquired by the Fund if such acquisition would cause the aggregate value of illiquid assets and restricted securities to exceed 15% of the Fund's total assets. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined by the management and approved in good faith by the Board of Trustees.

                                      T-5


DEPOSITARY RECEIPTS

The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of each Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

FUTURES CONTRACTS

Also, for hedging purposes only, the Fund may purchase and sell stock index futures contracts. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period.

When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts. In addition, the Fund must deposit in a segregated account additional cash or high quality debt securities to ensure the futures contracts are unleveraged. The value of assets held in the segregated account must be equal to the daily market value of all outstanding futures contracts less any amounts deposited as margin.

                                  RISK FACTORS

Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund; nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a Shareholder may anticipate that the value of the Shares of the Fund will fluctuate with movements in the broader equity and bond markets, as well. A decline in the stock market of any country in which the Fund is invested in equity securities may also be reflected in declines in the price of the Shares of the Fund. Changes in currency valuations will affect the price of the Shares of the Fund. History reflects both decreases and increases in stock markets, the prevailing rate of interest, and currency valuations, and these may reoccur unpredictably in the future. Additionally, investment decisions made by the Investment Manager will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

The Fund is authorized to purchase securities in any foreign country, developed or underdeveloped. An investor should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. These risks are often heightened for investments in developing markets, including certain Eastern European countries. See "Investment Objectives and Policies--Risk Factors" in the SAI. There is the possibility of expropriation, nationalization or

                                      T-6


confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. Also, some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than investments in developed countries.

Brokerage commissions, custodial services and other costs relating to investment in foreign countries are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As a non-fundamental policy, the Fund will limit its investments in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss (including risk of total loss) arising out of Russia's system of share registration and custody. For more information on these risks and other risks associated with Russian securities, please see "Investment Objectives and Policies--Risk Factors" in the SAI.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. There is an increased risk, therefore, of uninsured loss due to lost, stolen or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. The Fund may invest in Eastern European countries, which involves special risks that are described under "Investment Objectives and Policies--Risk Factors" in the SAI.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Hong Kong was scheduled to revert to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market or other developements in Hong Kong, China or other countries that could affect the value of Fund investments.

The Fund may invest in companies with relatively small revenues and limited product lines. Smaller capitalization companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. Due to these and other factors, smaller companies may suffer significant losses, as well as realize substantial growth.

The Fund is authorized to invest in medium quality or high-risk, lower quality debt securities that are rated between BBB and as low as D by S&P, and between Baa and as low as C by Moody's or, if unrated, are of equivalent

                                      T-7


investment quality as determined by the Investment Manager. As an operating policy, which may be changed by the Board of Trustees without Shareholder approval, the Fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's. See "Investment Objectives and Policies--Debt Securities" in the SAI for descriptions of debt securities rated lower than BBB by S&P and Baa by Moody's.

High-risk, lower quality debt securities commonly referred to as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. The market value of junk bonds tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated obligations, which react primarily to fluctuations in the general level of interest rates. Lower rated obligations tend to be more sensitive to economic conditions.

The Fund may have difficulty disposing of certain high yielding obligations because there may be a thin trading market for a particular obligation at any given time. Reduced liquidity in the secondary market may have an adverse impact on market price, and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Investments may also be evaluated in the context of economic and political conditions in the issuer's domicile, such as the inflation rate, growth prospects, global trade patterns and government policies. In the event the rating on an issue held in the Fund's portfolio is changed by the rating service, such change will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

The Fund will usually effect currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

Successful use of stock index futures contracts is subject to special risk considerations and transaction costs. A liquid secondary market for futures contracts may not be available when a position is sought to be closed. Successful use of futures contracts is further dependent on the ability of the Fund's Investment Manager to correctly predict movements in the securities markets and no assurance can be given that its judgment will be correct.

There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in the Prospectus and in the SAI.

                               PURCHASE OF SHARES

Class 1 shares of the Fund are offered on a continuous basis at their net asset value only to separate accounts ("Separate Accounts") of insurance companies ("Insurance Companies") to serve as the underlying investment vehicle for both variable annuity and variable life insurance contracts ("Contracts"). Individuals may not purchase these shares directly from the Fund. Please read the prospectus of the Insurance Company Separate Account for more information on the purchase of the Fund's Class 1 shares.

The Trust serves as investment vehicle for both variable annuity and variable life insurance contracts, and for both variable life insurance contracts of an Insurance Company and other variable contracts of unaffiliated Insurance Companies. Therefore, the Trust's Board of Trustees monitors events in order to identify any material conflicts between variable annuity contract owners and variable life contract owners and/or between Separate Accounts of different Insurance Companies, as the case may be, and will determine what action, if any, should be taken in the event of such a conflict. Although the Trust does not currently foresee any disadvantages to contract owners, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, the management of investments, or other considerations. If such a conflict were to occur, one of the Separate Accounts might withdraw its investment in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices.

Initial and subsequent payments allocated to the Class 1 shares of the Fund may be subject to limits applicable in the Contract purchased.

                                      T-8


                                NET ASSET VALUE

The net asset value per share of each class of the Fund is determined as of the scheduled close of the NYSE generally 4:00 p.m., Eastern time. The Net Asset Value of all outstanding shares of each class of the Fund is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. To calculate the Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The assets in the Fund's portfolio are valued as described under "Purchase, Redemption and Pricing of Shares" in the SAI.

                              REDEMPTION OF SHARES

The Trust will redeem all full and fractional Shares presented for redemption on any business day. Redemptions are effected at the per Share net asset value next determined after receipt of proper notice of the redemption. Redemption proceeds normally will be paid to the Insurance Company within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. The Trust will redeem Shares of the Fund solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one Shareholder. In consideration of the best interests of the remaining Shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that Shares would ever be redeemed in kind. If Shares are redeemed in kind, however, the redeeming Shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Please refer to the prospectus of your Insurance Company's Separate Account for information on how to redeem Shares of the Fund.

                                   EXCHANGES

Class 1 shares of the Fund may be exchanged for shares of other funds or classes available as investment options under the Contracts subject to the terms of the Contract prospectus. Exchanges are treated as a redemption of shares of one class or fund and a purchase of shares of one or more of the other classes or funds and are effected at the respective net asset value per share of the class of each fund on the date of the exchange. Please refer to the prospectus of your Insurance Company's Separate Account for more information concerning exchanges.

                            MANAGEMENT OF THE TRUST

THE BOARD

The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER

Templeton Investment Counsel, Inc., is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. TICI manages the Fund's assets and makes its investment decisions. TICI also performs similar services for other funds. TICI is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together TICI and its affiliates manage over $179 billion in assets. The Templeton organization has been investing globally since 1940. TICI and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Luxembourg, Poland, Russia, Scotland, Singapore, South Africa, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Brokerage Allocation" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

                                      T-9


PORTFOLIO MANAGEMENT

The lead portfolio manager for the Fund since 1995 is Mark R. Beveridge. Mr. Beveridge, Vice President of TICI, joined the Templeton organization in 1985. He has responsibility for the industrial component appliances/ household durables industries, and has market coverage of Argentina, Denmark and Thailand. Prior to joining the Templeton organization, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He has a Bachelors Degree in Business Administration with emphasis in finance from the University of Miami.

William T. Howard Jr., Vice President of TICI and Howard J. Leonard, Senior Vice President of TICI, exercise secondary portfolio management responsibilities. Mr. Howard holds a BA in international studies from Rhodes College and an MBA in finance from Emory University. He is a Chartered Financial Analyst and a member of the Financial Analyst Society. Before joining the Templeton Organization in 1993, Mr. Howard was a portfolio manager and analyst with the Tennessee Consolidated Retirement System in Nashville, Tennessee, where he was responsible for research and management of the international equity portfolio, and specialized in the Japanese equity market. As a portfolio manager and research analyst with Templeton, Mr. Howard's research responsibilities include the transportation, shipping, machinery and engineering industries worldwide. He is also responsible for country coverage of both Japan and New Zealand. He has managed the Fund since June 1996. Mr. Leonard has research responsibilities for the global forest products, money management and airline industries, and coverage of Indonesia, Switzerland, Brazil and India. Prior to joining the Templeton organization in 1989, Mr. Leonard was director of investment research at First Pennsylvania Bank, where he was responsible for equity and fixed income research activities and its proxy voting service for large pension plan sponsors. He also previously worked at Provident National Bank as a security analyst. Mr. Leonard holds a B.B.A. in Finance and Economics from Temple University.

MANAGEMENT FEES

Effective May 1, 1997 a new investment management agreement, approved by shareholders at a special meeting held on February 10, 1997, provides that the Fund will pay its Investment Manager a monthly fee equal on an annual basis to 0.75% of the Fund's average daily net assets up to $200 million, 0.675% of such net assets up to $1.3 billion, and 0.60% of such net assets over $1.3 billion.

For the fiscal year ended December 31, 1996, the Fund paid 0.47% of its average daily net assets in management fees.

PORTFOLIO TRANSACTIONS

TICI tries to obtain the best execution on all transactions. If TICI believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "Brokerage Allocation" in the SAI for more information.

ADMINISTRATIVE SERVICES

Templeton Funds Annuity Company ("Administrator"), 700 Central Avenue, St. Petersburg, Florida 33701, telephone (800) 774-5001 or (813) 823-8712, provides certain administrative services and facilities for the Fund.

During the fiscal year ended December 31, 1996, administration fees totaling 0.11% of the average daily net assets of the Trust were paid to the Administrator. Please see "Fund Administrator" in the SAI for more information.

TOTAL EXPENSES

During the fiscal year ended December 31, 1996, the total fund operating expenses were 0.65% of the Fund's daily net assets.

DISTRIBUTOR

The Trust's principal underwriter is Franklin Templeton Distributors, Inc., 700 Central Avenue, St. Petersburg, Florida 33701, toll free telephone (800) 292-9293.

                                      T-10


                          DIVIDENDS AND DISTRIBUTIONS

The Fund normally intends to pay annual dividends representing substantially all of its net investment income and to distribute annually any net realized capital gains. Dividends and capital gains are calculated and distributed the same way for each class of shares. The amount of any income dividends per share will differ for each class, however, generally due to the difference in the applicable Rule 12b-1 fees. Class 1 shares are not subject to Rule 12b-1 fees.

Any distributions made by the Fund will be automatically reinvested in additional Shares of the same class of the Fund, unless an election is made on behalf of a Shareholder to receive distributions in cash. Dividends or distributions by the Fund will reduce the per share net asset value by the per share amount so paid.

                           FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If the Fund so qualifies, it generally will not be subject to federal income taxes on amounts distributed to Shareholders. In order to qualify as a regulated investment company, the Fund must, among other things, meet certain source of income requirements. In addition, the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. See the SAI for more information about this tax and its applicability to the Fund.

Distributions of any net investment income and of any net realized short-term capital gains in excess of net realized long-term capital losses are treated as ordinary income for tax purposes in the hands of the Shareholder (the Separate Account). The excess of any net long-term capital gains over net short-term capital losses will, to the extent distributed and designated by the Fund as a capital gain dividend, be treated as long-term capital gains in the hands of the Separate Account regardless of the length of time the Separate Account may have held the Shares. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Reference is made to the prospectus for the applicable Contract for information regarding the federal income tax treatment of distributions to an owner of a Contract.

To comply with regulations under Section 817(h) of the Code the Fund is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For this purpose, in the case of U.S.

Government securities, each U.S. Government agency or instrumentality is treated as a separate issuer. Any securities issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an instrumentality of the U.S. Government are treated as a U.S. Government security for this purpose.

The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a Separate Account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the Separate Account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued.

In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Trust will not have to change the Fund's investment objective or investment policies. While the Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding Shares, the Trustees have reserved the right to modify the investment policies of the Fund as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the Shares of the Fund underlying the Separate Account.

                                     T-11


                               OTHER INFORMATION

THE FUND'S ORGANIZATION

The Trust was organized as a Massachusetts business trust on February 25, 1988 and currently consists of nine separately managed funds. Each class of each fund in the Trust is offered through a separate prospectus and is sold only to Insurance Company Separate Accounts to serve as an investment vehicle for variable annuity and variable life insurance contracts. The Templeton Money Market Fund has a single class of shares. The other eight funds ("Multiclass Funds") began offering two classes of shares, Class 1 and Class 2, on May 1, 1997; all shares of the Multiclass Funds purchased before that date are considered Class 1 shares. Class 2 shares of the Multiclass Funds are subject to a Rule 12b-1 fees of 0.25% (0.15% in the case of the Bond Fund) per year of Class 2's average daily net assets. Rule 12b-1 fees will affect performance of Class 2 Shares. Shares of the Templeton Money Market Fund and Class 1 Shares of the Multiclass Funds are not subject to Rule 12b-1 fees. The Board of Trustees may establish additional funds or classes in the future.

The capitalization of the Trust consists solely of an unlimited number of Shares of beneficial interest with a par value of $0.01 each. When issued, Shares of the Trust are fully paid, non-assessable by the Trust and freely transferable.

Unlike the stockholder of a corporation, Shareholders could under certain circumstances be held personally liable for the obligations of the Trust. The Declaration of Trust, however, disclaims liability of the Shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any Shareholder held personally liable for the obligations of the Trust. The risk of a Shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

Shareholders of the Trust are given certain voting rights. Shares of each class of a fund represent proportionate interests in the assets of the fund, and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by federal securities law.

Each share of each class of a fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable life insurance or annuity contracts. The Separate Accounts, as Shareholders of the Trust, are entitled to vote the Shares of the Trust at any regular and special meeting of the Shareholders of the Trust. However, the Separate Accounts will generally vote their shares in accordance with instructions received from owners of the variable contracts. See the Separate Account prospectus for more information regarding the pass-through of these voting rights.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific fund of the Trust, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. In addition, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the Shareholders of the Trust. In addition, the holders of not less than two-thirds of the outstanding Shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding Shares or other voting interests of the Trust. The Trust is required to assist in Shareholders' communications. In accordance with current laws, an Insurance Company issuing a variable life insurance or annuity contract that participates in the Trust will request voting instructions from contract owners and will vote Shares or other voting interests in the Separate Account in proportion to the voting instructions received.

For more information on the Trust, the Fund, and its investment activity and concurrent risks, an SAI may be obtained without charge upon request to Franklin Templeton Distributors, Inc., P.O. Box 33030, St. Petersburg, Florida, 33733-8030 -- toll free telephone (800) 774-5001 or (813) 823-8712.

                                      T-12


PERFORMANCE INFORMATION

From time to time, each class of the Fund advertises its performance. Performance information for a class of the Fund will generally not be advertised unless accompanied by comparable performance information for a Separate Account to which the Fund offers shares of that class.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Net Asset Value of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund. Quotations of yield or total return for a class of the Fund will not take into account charges and deductions against any Separate Account to which the Fund's shares are sold or charges and deductions against variable insurance contracts, although comparable performance information for a Separate Account will take such charges into account.

The investment results for each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a description of the methods used to calculate performance for the Fund, see "Performance Information" in the SAI.

STATEMENTS AND REPORTS

The Trust's fiscal year ends on December 31. Annual reports containing audited financial statements of the Fund and semi-annual reports containing unaudited financial statements, as well as proxy materials are sent to Contract Owners, annuitants or beneficiaries, as appropriate. Inquires may be directed to the Fund at the telephone number or address set forth on the cover page of this prospectus.

                                      T-13



Exhibit C


ANNUAL REPORT
DECEMBER 31, 1996

[GLOBE GRAPHIC FLUSH LEFT IN BACKGROUND]

STOCK FUND


[LOGO]
FRANKLIN TEMPLETON
TEMPLETON VARIABLE PRODUCTS SERIES FUND


TABLE OF CONTENTS


LETTER FROM THE PRESIDENT ................................................     2
TEMPLETON STOCK FUND REPORT ..............................................     4
PERFORMANCE SUMMARY ......................................................     6
INVESTMENT PORTFOLIO .....................................................     9
FINANCIAL STATEMENTS .....................................................    11
NOTES TO FINANCIAL STATEMENTS ............................................    12


                                                                               1


LETTER FROM THE PRESIDENT

February 18, 1997

Dear Contract Owner:

We are pleased to bring you the annual report of the Templeton Variable Products Series Stock Fund for the twelve months ended December 31, 1996.

The year under review was characterized by strong advances in international financial markets. Most equity markets performed well due to subdued inflation, moderate economic growth, rising corporate earnings, and increased merger and acquisition activity. Although many bond markets also strengthened, in general, stocks fared better than fixed-income securities.

In the U.S., the Dow Jones(R) Industrial Average, which is composed of 30 large industrial stocks, recorded 44 all-time highs and registered an impressive return of more than 29% for the year.(1) Broader indices also provided stellar results, with the Standard & Poor's 500(R) Stock Index rising nearly 23%. Although small cap stocks suffered from a sell-off during the summer, the NASDAQ composite index rose 23.2% in 1996.(2)

In Europe, many share prices rose as government efforts to meet standards for membership in the European Monetary Union led to improved fiscal and monetary policies and lower interest rates. The equity markets of Spain, Finland, and Sweden performed especially well, with large gains in the banking and telecommunications sectors. And despite high labor costs, a strong currency, and a poor construction market, German stocks were among the best-performing in Europe. Italy's market, although it was hurt by political scandals, a sluggish economy, and high profile corporate problems, also produced a positive return.

Growing demand for products of third world countries, and recovery of developing markets from the effects of Mexico's 1994 peso devaluation, caused equities in many of these countries to appreciate during the period. Latin American markets, in particular, delivered impressive returns. For example, as measured in U.S. dollars, Brazil's Bovespa Index increased 54.6% and Mexico's Bolsa Index rose 18.9%.(2) Although some Asian stock markets declined due to slowing economies and weakening currencies, Hong Kong's stock market rose substantially, posting strong gains in the financial and real estate sectors.

With regard to debt securities, bond markets in developed countries provided mixed results. Amid investor concerns about the strengthening U.S. economy, and the possibility of higher interest rates, domestic bond prices declined slightly. European bond


2


markets, on the other hand, rallied sharply, as central banks there lowered interest rates in an effort to stimulate economic growth.

As a result of improved economic fundamentals and increased investor interest, bond markets in developing countries significantly outperformed their developed-market counterparts. The J.P. Morgan Emerging Markets Bond Index, which tracks the performance of bond markets in nine developing nations, produced a total return of 39.3%, while the Salomon Brothers World Government Bond Index, representative of government bonds in 14 developed countries, reported a total return of 3.6% for the same period.(2)

Currency movements also played an important role in global bond markets. During the reporting period, the U.S. dollar appreciated 7.2% versus the German mark and 11.8% versus the Japanese yen, which diminished the returns for U.S. investors in these markets. However, the dollar declined against the Italian lire and British pound, helping U.S. investors in bonds of those countries.

Looking forward, we are optimistic about global financial markets. We believe that economies may continue to grow moderately while worldwide inflation levels remain subdued. It is important, of course, to remember that securities markets always have been - and always will be - subject to fluctuation. No one can predict exactly how they will perform in the short term. However, history has shown that over the long term, stocks and bonds have delivered impressive results when left to compound. As always, we will continue to build and improve our ability to serve investors while maintaining the traditional values and principles that have served our clients well for so long.

We appreciate your participation in the Templeton Variable Products Stock Fund and look forward to serving your investment needs in the years to come.

Sincerely,


  /s/  Charles E. Johnson
----------------------------------------
Charles E. Johnson
President
Templeton Variable Products Series Fund


(1) Total return, calculated by Wilshire Associates, Inc., includes reinvested dividends.

(2) Indices are unmanaged and include price appreciation and reinvested interest or dividends.


                                                                               3


TEMPLETON
STOCK FUND


The Templeton Stock Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world.

We are pleased to report that the Fund delivered a total return of 22.48% for the 12 months ended December 31, 1996, as discussed in the Performance Summary on page 6. Its benchmark, the unmanaged Morgan Stanley Capital International(R)*
(MSCI) World Index, posted a total return of 14.00% for the same period. The Fund's strong performance versus this index was in part the result of our bottom-up, value style of investing and relative overweighting in markets that performed exceptionally well during the period. You should keep in mind that Fund performance does not reflect expenses associated with the variable contract; had those expenses been included, performance would have been lower.

In the U.S., many equities rose in value during the reporting period due to subdued inflation, moderate economic growth and strong corporate earnings. The share price of our largest holding, Intel Corp., appreciated 130.7%, considerably impacting the Fund's performance. The Fund also benefited from significant gains in the banking sector, which prompted us to sell our holdings of BankAmerica Corp., NationsBank Corp., and Barnett Banks Inc. at a profit. We realized additional gains by selling our shares of Columbia Healthcare Corp. and Tenet Healthcare Corp. when they hit our target prices. Consequently, our U.S. exposure decreased from 29.8% of total net assets on December 31, 1995 to 19.4% at the end of the reporting period.

Most European stocks performed well in 1996. The equity markets of Norway, Spain and Sweden delivered impressive returns, which helped the Fund's performance because, compared with the MSCI World Index, we were overweighted in all three countries. During the year, our shares of Astra AB and Nycomed ASA rose substantially, as the Swedish health and personal care industry strengthened. Although the Austrian stock market turned in a lackluster performance compared with other European markets, the share price of one of our holdings, Austrian utilities company Evn Energie-Versorgung Niederoesterreich AG, increased 31.7% during the period. This is a good example of how our bottom-up, value style of investing can often help us discover companies that tend to perform well regardless of the direction of the overall markets.

TEMPLETON STOCK FUND
Geographic Distribution, 12/31/96
Based on Total Net Assets

                                             % of Total
Country                                      Net Assets
Europe                                          52.1%
North America                                   21.7%
Asia                                             8.1%
Australia/New Zealand                            7.6%
Latin America                                    5.7%
Middle East/Africa                               0.7%
Short-Term Obligations & Other Net Assets        4.1%


Latin American equity markets rebounded strongly in 1996 as a result of improved economic fundamentals and renewed interest from foreign investors. The telecommunications and electric utility industries performed well as demand for these services continued to grow in many Latin American countries. The share price of one of the Fund's largest holdings, Telebras-Telecomunicacoes Brasileiras SA (Telebras), a Brazilian

* A registered trademark of Morgan Stanley and Co., Inc. Total return includes reinvested dividends. One cannot invest directly in an index.

4


telecommunications company, appreciated nearly 60% during the fiscal year. We believe demand for utility services will continue to increase, and the expected deregulation of the Brazilian telephone industry could provide Telebras with strong growth potential.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

There are, of course, special risks involved with global investing related to market, currency, economic, political, and other factors; developing markets involve similar but heightened risks. These risks are discussed in the prospectus.


TEMPLETON STOCK FUND

Top 10 Holdings on 12/31/96
Based on Total Net Assets

Company, Industry, Country                   % of Total
                                             Net Assets
Intel Corp. Electronic
Components & Instruments, U.S.                  2.7%

Telebras-Telecomunicacoes Brasileiras
SA, pfd., Telecommunications, Brazil            2.1%

Federal National Mortgage Assn.
Financial Services, U.S.                        2.0%

Astra AB
Health & Personal Care, Sweden                  1.7%

Alcatel Alsthom SA
Electrical & Electronics, France                1.6%

Iberdrola SA
Utilities - Electrical & Gas, Spain             1.6%

Rhone-Poulenc SA, A
Chemicals, France                               1.6%

HSBC Holdings PLC
Banking, Hong Kong                              1.6%

STET (Sta Finanziaria Telefonica
Torino) SPA, Telecommunications, Italy          1.5%

Nokia AB, A
Telecommunications, Finland                     1.5%


For a complete list of portfolio holdings, please see page 9 of this report.


                                IMPORTANT NOTICE

At a special meeting held on February 10, 1997, the shareholders of the Templeton Stock Fund approved a new investment management agreement ("New Agreement") between the Fund and its investment manager, Templeton Investment Counsel, Inc. ("TICI"). The New Agreement provides for an increase in the rate of the investment management fee payable by the Fund to TICI as follows: 0.75% up to $200 million, 0.675% up to $1.3 billion and 0.60% over $1.3 billion (based on average daily net assets of the Fund). The New Agreement will be effective on May 1, 1997.


                                                                               5


PERFORMANCE SUMMARY

The Templeton Stock Fund delivered a total return of 22.48% for the one-year period ended December 31, 1996. Total return represents the change in the Fund's share price, as measured by net asset value, and includes reinvestment of dividends and capital gains. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contract for which the Fund serves as an underlying investment vehicle. If they had been included, performance would have been lower. For a complete description of expenses, including any applicable sales charges, please refer to the contract prospectus.


TEMPLETON STOCK FUND
Periods Ended 12/31/96


                                                Since
                                              Inception
                         1-Year     5-Year    (8/24/88)
Average Annual
Total Return(1)          22.48%      14.45%      13.47%

Cumulative
Total Return(2)          22.48%     115.25%     187.45%

Value of $10,000
Investment(3)           $12,248     $21,525     $28,745

One-Year Total Return(4)

     12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
       7.12%      34.00%    -2.20%    25.24%      22.48%

(1) Average annual total return represents the average annual increase in value of an investment and assumes reinvestment of dividends and capital gains.

(2) Cumulative total return represents the change in the Fund's net asset value over the periods indicated and assumes reinvestment of dividends and capital gains.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the specified periods and assume reinvestment of dividends and capital gains.

(4) Total return represents the actual change in value of an investment over the one-year periods ended on the specified dates.

Note: Total return figures do not include any variable insurance contract fees and charges, which are described in the Performance Summary. Past expense reductions by the Fund Manager increased the Fund's total returns. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of the countries where investments are made, and shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.


6


The graph below shows how a $10,000 investment in the Fund since inception has significantly outperformed the unmanaged Morgan Stanley Capital International
(MSCI) World Index.(1) It also shows how an investment in the Fund over the same period has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index (CPI).(2) Please remember that the Fund's performance differs from that of an index because an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no management charges or other expenses. Of course, one cannot invest directly in an index.

(1) The Morgan Stanley Capital International (MSCI) World Index includes approximately 1,500 companies representing the stock markets of 22 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion.

(2) The Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought in the U.S.


TEMPLETON STOCK FUND
Total Return Index Comparison - $10,000 Investment (8/24/88 - 12/31/96)

[LINE GRAPH]
                              8/24/88
Inception:      Templeton Stock Fund  MSCI World Index    CPI

     8/24/88     $10000              $10,000               $10,000
     8/31/88    $*10000    -1.24%     $9,876      0.09%    $10,009
     9/30/88     $10060     4.26%    $10,297      0.67%    $10,077
    10/31/88     $10370     6.67%    $10,984      0.33%    $10,110
    11/30/88     $10240     3.50%    $11,368      0.08%    $10,118
    12/31/88     $10270     0.92%    $11,473      0.17%    $10,135
     1/31/89     $10750     3.64%    $11,890      0.50%    $10,186
     2/28/89     $10560    -0.61%    $11,818      0.41%    $10,228
     3/31/89   $10760.4    -0.62%    $11,745      0.58%    $10,287
     4/30/89   $11010.9     2.32%    $12,017      0.65%    $10,354
     5/31/89   $10980.8    -2.44%    $11,724      0.57%    $10,413
     6/30/89   $10810.5    -1.11%    $11,594      0.24%    $10,438
     7/31/89   $11521.8    11.32%    $12,906      0.24%    $10,463
     8/31/89   $11812.4    -2.40%    $12,596      0.16%    $10,480
     9/30/89   $11782.3     2.84%    $12,954      0.32%    $10,513
    10/31/89     $11101    -3.32%    $12,524      0.48%    $10,564
    11/30/89   $11281.4     4.01%    $13,026      0.24%    $10,589
    12/31/89   $11772.3     3.23%    $13,447      0.16%    $10,606
     1/31/90   $11341.5    -4.65%    $12,822      1.03%    $10,715
     2/28/90   $11411.6    -4.27%    $12,274      0.47%    $10,765
     3/31/90   $11614.3    -6.02%    $11,535      0.55%    $10,825
     4/30/90   $11175.4    -1.42%    $11,372      0.16%    $10,842
     5/31/90   $12022.5    10.55%    $12,571      0.23%    $10,867
     6/30/90   $12032.7    -0.70%    $12,483      0.54%    $10,926
     7/31/90   $12032.7     0.93%    $12,599      0.38%    $10,967
     8/31/90   $11165.2    -9.34%    $11,423      0.92%    $11,068
     9/30/90   $10144.6   -10.53%    $10,220      0.84%    $11,161
    10/31/90   $10011.9     9.36%    $11,176      0.60%    $11,228
    11/30/90   $10318.1    -1.62%    $10,995      0.22%    $11,253
    12/31/90   $10491.6     2.11%    $11,227      0.00%    $11,253
     1/31/91   $11063.1     3.68%    $11,640      0.60%    $11,320
     2/28/91   $11808.2     9.27%    $12,720      0.15%    $11,337
     3/31/91   $11726.8    -2.93%    $12,347      0.15%    $11,354
     4/30/91   $11737.3     0.80%    $12,446      0.15%    $11,371
     5/31/91   $12115.2     2.28%    $12,729      0.30%    $11,405
     6/30/91   $11495.8    -6.16%    $11,945      0.29%    $11,438
     7/31/91   $12188.7     4.74%    $12,511      0.15%    $11,455
     8/31/91   $12367.2    -0.30%    $12,474      0.29%    $11,489
     9/30/91   $12472.2     2.64%    $12,803      0.44%    $11,539
    10/31/91   $12629.7     1.64%    $13,013      0.15%    $11,557
    11/30/91   $12283.2    -4.34%    $12,448      0.29%    $11,590
    12/31/91     $13354     7.30%    $13,357      0.07%    $11,598
     1/31/92     $13396    -1.83%    $13,113      0.15%    $11,616
     2/29/92   $13826.5    -1.71%    $12,888      0.36%    $11,657
     3/31/92   $13543.5    -4.69%    $12,284      0.51%    $11,717
     4/30/92   $13994.2     1.41%    $12,457      0.14%    $11,733
     5/31/92   $14509.3     4.00%    $12,956      0.14%    $11,750
     6/30/92   $14155.2    -3.33%    $12,524      0.36%    $11,792
     7/31/92   $14187.4     0.27%    $12,558      0.21%    $11,817
     8/31/92   $13886.9     2.45%    $12,866      0.28%    $11,850
     9/30/92   $13897.6    -0.90%    $12,750      0.28%    $11,883
    10/31/92   $13768.9    -2.69%    $12,407      0.35%    $11,925
    11/30/92   $14015.7     1.81%    $12,631      0.14%    $11,941
    12/31/92   $14305.4     0.83%    $12,736     -0.07%    $11,933
     1/31/93   $14498.6     0.35%    $12,781      0.49%    $11,991
     2/28/93   $14831.3     2.39%    $13,086      0.35%    $12,033
     3/31/93   $15309.6     5.82%    $13,848      0.35%    $12,075
     4/30/93   $15550.2     4.65%    $14,492      0.28%    $12,109
     5/31/93   $16042.3     2.32%    $14,828      0.14%    $12,126
     6/30/93   $16129.7    -0.82%    $14,706      0.14%    $12,143
     7/31/93   $16370.3     2.08%    $15,012      0.00%    $12,143
     8/31/93     $17442     4.60%    $15,703      0.28%    $12,177
     9/30/93   $17573.2    -1.83%    $15,416      0.21%    $12,203
    10/31/93   $18316.8     2.77%    $15,843      0.41%    $12,253
    11/30/93   $17857.5    -5.64%    $14,949      0.07%    $12,261
    12/31/93   $19169.8     4.91%    $15,683      0.00%    $12,261
     1/31/94   $20230.5     6.61%    $16,720      0.27%    $12,295
     2/28/94   $19508.8    -1.28%    $16,506      0.34%    $12,336
     3/31/94   $18604.1    -4.29%    $15,798      0.34%    $12,378
     4/30/94   $18891.8     3.11%    $16,289      0.14%    $12,396
     5/31/94   $19146.3     0.27%    $16,333      0.07%    $12,404
     6/30/94     $18593    -0.27%    $16,289      0.34%    $12,446
     7/31/94   $19533.7     1.92%    $16,601      0.27%    $12,480
     8/31/94     $20242     3.02%    $17,103      0.40%    $12,530
     9/30/94   $19622.2    -2.61%    $16,656      0.27%    $12,564
    10/31/94   $19821.4     2.87%    $17,135      0.07%    $12,573
    11/30/94   $18980.3    -4.32%    $16,394      0.13%    $12,589
    12/31/94   $18747.9     0.99%    $16,557      0.00%    $12,589
     1/31/95   $18515.5    -1.48%    $16,312      0.40%    $12,639
     2/28/95   $19074.4     1.48%    $16,553      0.40%    $12,690
     3/31/95   $19412.4     4.84%    $17,354      0.33%    $12,732
     4/30/95     $20156     3.51%    $17,963      0.33%    $12,774
     5/31/95   $20910.9     0.87%    $18,120      0.20%    $12,799
     6/30/95   $21395.3    -0.01%    $18,118      0.20%    $12,825
     7/31/95   $22454.4     5.02%    $19,027      0.00%    $12,825
     8/31/95   $22217.8    -2.21%    $18,607      0.26%    $12,858
     9/30/95   $22848.7     2.93%    $19,152      0.20%    $12,884
    10/31/95   $22330.5    -1.56%    $18,853      0.33%    $12,926
    11/30/95     $22860     3.49%    $19,511     -0.07%    $12,917
    12/31/95   $23479.7     2.94%    $20,085     -0.07%    $12,908
     1/31/96   $23941.6     1.83%    $20,452      0.59%    $12,985
     2/29/96   $24335.1     0.63%    $20,581      0.32%    $13,026
     3/31/96   $24850.2     1.68%    $20,927      0.52%    $13,094
     4/30/96   $25390.4     2.37%    $21,423      0.39%    $13,145
     5/31/96   $25767.3     0.10%    $21,444      0.19%    $13,170
     6/30/96   $25955.7     0.52%    $21,556      0.06%    $13,178
     7/31/96   $24850.2    -3.52%    $20,797      0.19%    $13,203
     8/31/96     $25717     1.17%    $21,040      0.19%    $13,228
     9/30/96   $26332.6     3.93%    $21,867      0.32%    $13,270
    10/31/96   $26734.7     0.72%    $22,025      0.32%    $13,313
    11/30/96   $28154.3     5.62%    $23,263      0.19%    $13,338
    12/31/96   $28744.8    -1.58%    $22,895      0.00%    $13,338

* NOTE: Inception date is 08/24/88



(1) Total return measures the change in the Fund's net asset value over the period shown, assuming reinvestment of dividends and capital gains. It does not include any variable insurance contract fees and charges, which are described in the Performance Summary. Past performance is not predictive of future results.

(2) Index is unmanaged and includes reinvested dividends.

(3) Source: U.S. Bureau of Labor Statistics.

                                                                             7





[LOGO]
FRANKLIN TEMPLETON
700 Central Avenue
St. Petersburg, FL 33701

[GLOBE GRAPHIC FLUSH RIGHT]

This report must be preceded or accompanied by the Templeton Variable Products Series Fund prospectus which sets forth the costs, risks and advantages of an investment in the funds. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.



TEMPLETON STOCK FUND
Financial Highlights
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                                                                                 DECEMBER 31
                                                                              -------------------------------------------------
                                                                               1996       1995       1994       1993       1992
                                                                             --------   --------   --------   --------   --------
Net asset value, beginning of year                                           $  20.83   $  16.94   $  17.53   $  13.33   $  12.72
                                                                             --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income                                                          .41        .40        .26        .23        .25
   Net realized and unrealized gain (loss)                                       3.88       3.80       (.64)      4.23        .64
                                                                             --------   --------   --------   --------   --------
Total from investment operations                                                 4.29       4.20       (.38)      4.46        .89
                                                                             --------   --------   --------   --------   --------
Distributions:
   Dividends from net investment income                                          (.40)      (.27)      (.21)      (.25)      (.28)
   Distributions from net realized gains                                        (1.84)      (.04)        --       (.01)        --
                                                                             --------   --------   --------   --------   --------
Total distributions                                                             (2.24)      (.31)      (.21)      (.26)      (.28)
                                                                             --------   --------   --------   --------   --------
Change in net asset value                                                        2.05       3.89       (.59)      4.20        .61
                                                                             --------   --------   --------   --------   --------
Net asset value, end of year                                                 $  22.88   $  20.83   $  16.94   $  17.53   $  13.33
                                                                             ========   ========   ========   ========   ========
TOTAL RETURN*                                                                  22.48%     25.24%    (2.20)%     34.00%      7.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                                $644,366   $498,777   $378,849   $298,392   $166,219
Ratio of expenses to average net assets                                          .65%       .66%       .73%       .73%       .75%
Ratio of net investment income to average net assets                            2.06%      2.18%      1.81%      1.88%      2.36%
Portfolio turnover rate                                                        23.40%     33.93%      5.10%      4.88%      8.10%
Average commission rate paid (per share)                                     $   .009

* TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE FUND OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 8



TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND
Investment Portfolio, December 31, 1996
--------------------------------------------------------------------------------

                                           SHARES         VALUE
                                         ---------    ------------
COMMON STOCKS: 92.8%
APPLIANCES & HOUSEHOLD DURABLES: 1.0%
Sony Corp.                                    94,000  $   6,160,608
                                                       ------------
AUTOMOBILES: 2.6%
Fiat Spa                                   2,058,000      6,205,223
Ford Motor Co.                               130,000      4,143,750
Volvo AB, B                                  290,500      6,410,735
                                                       ------------
                                                         16,759,708
                                                       ------------
BANKING: 10.3%
Banco Bilbao Vizcaya                          73,200      3,952,490
Bankinter SA                                  50,000      7,752,744
Banque Nationale de Paris                    181,204      7,017,505
Banque Nationale de Paris, ADR, 144A          10,600        410,507
Credit Suisse Group Holding, br.              40,000      4,109,077
Deutsche Bank AG                             128,000      5,981,930
Fokus Bank AS                              1,160,000      7,966,134
HSBC Holdings PLC                            466,562      9,983,323
National Australia Bank Ltd.                 332,376      3,909,995
Sparbanken Sverige AB, A                     343,000      5,884,440
Sparbanken Sverige AB, A, 144A               152,200      2,611,113
Unidanmark AS, A                             125,900      6,520,547
                                                       ------------
                                                         66,099,805
                                                       ------------
BROADCASTING & PUBLISHING: 0.9%
News Corp. Ltd.                               96,667        510,189
News Corp. Ltd., ADR                         260,000      5,427,500
                                                       ------------
                                                          5,937,689
                                                       ------------
BUILDING MATERIALS & COMPONENTS: 2.2%
Cie de Saint Gobain                           52,600      7,446,172
Pioneer International Ltd.                 2,273,600      6,776,886
                                                       ------------
                                                         14,223,058
                                                       ------------
BUSINESS & PUBLIC SERVICES: 2.7%
Lex Service PLC                            1,250,000      6,809,538
Wheelabrator Technologies Inc.               370,000      6,012,500
WMX Technologies Inc.                        150,000      4,893,750
                                                       ------------
                                                         17,715,788
                                                       ------------
CHEMICALS: 4.0%
Akzo Nobel NV                                 65,000      8,885,027
Rhone-Poulenc SA, A                          292,716      9,986,781
Solvay SA                                     10,800      6,612,245
                                                       ------------
                                                         25,484,053
                                                       ------------
DATA PROCESSING & REPRODUCTION: 1.8%
*Bay Networks Inc.                           217,000      4,529,875
*Newbridge Networks Corp.                    260,000      7,345,000
                                                       ------------
                                                         11,874,875
                                                       ------------

                                           SHARES         VALUE
                                         ---------    ------------
ELECTRICAL & ELECTRONICS: 4.1%
Alcatel Alsthom SA                           129,835  $  10,436,881
*DSC Communications Corp.                     73,700      1,317,387
Hitachi Ltd.                                 274,000      2,555,220
Motorola Inc.                                123,700      7,592,087
Scitex Corp. Ltd.                            461,400      4,383,300
                                                       ------------
                                                         26,284,875
                                                       ------------
ELECTRONIC COMPONENTS &
   INSTRUMENTS: 3.7%
BICC                                       1,400,000      6,643,369
Intel Corp.                                  132,000     17,283,750
                                                       ------------
                                                         23,927,119
                                                       ------------
ENERGY SOURCES: 2.7%
Societe Elf Aquitane SA                       92,520      8,427,617
Total SA, B                                   97,135      7,905,684
Transportadora de Gas del Sur SA, ADR,
  B                                           77,700        951,825
                                                       ------------
                                                         17,285,126
                                                       ------------
FINANCIAL SERVICES: 5.4%
American Express Co.                         125,000      7,062,500
Axa SA                                       110,830      7,053,790
Dean Witter Discover & Co.                   110,612      7,328,045
Federal National Mortgage Assn.              353,600     13,171,600
                                                       ------------
                                                         34,615,935
                                                       ------------
FOOD & HOUSEHOLD PRODUCTS: 1.5%
Burns Philp & Co. Ltd.                     3,177,503      5,657,425
Nestle SA                                      4,000      4,294,359
                                                       ------------
                                                          9,951,784
                                                       ------------
FOREST PRODUCTS & PAPER: 4.7%
*Asia Pacific Resources International, A     680,000      3,825,000
Assidomaen AB                                150,000      4,178,978
Carter Holt Harvey Ltd.                    1,239,126      2,811,955
*Enso Gutzeit OY, R                          463,300      3,756,759
Fletcher Challenge Ltd. Forestry
  Division                                 5,122,104      8,581,922
International Paper Co.                       98,000      3,956,750
Stora Kopparbergs Bergslags AB, B            225,000      3,068,249
                                                       ------------
                                                         30,179,613
                                                       ------------
HEALTH & PERSONAL CARE: 4.4%
Astra AB, A                                  100,000      4,941,458
Astra AB, B                                  127,000      6,126,674
*Novartis A.G.                                 6,933      7,940,824
*Nycomed ASA, A                              616,200      9,419,802
                                                       ------------
                                                         28,428,758
                                                       ------------
INDUSTRIAL COMPONENTS: 1.9%
Goodyear Tire & Rubber Co.                   110,000      5,651,250
Madeco Manufacturera de Cobre SA, ADR        263,500      6,389,875
                                                       ------------
                                                         12,041,125
                                                       ------------

                                                                               9



TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                           SHARES         VALUE
                                         ---------    ------------
COMMON STOCKS (CONT.)
INSURANCE: 6.0%
GIO Austrailia Holdings Ltd.               3,041,312  $   7,783,980
HIH Winterthur International Holdings
  Ltd.                                     1,617,286      4,049,321
Ing Groep NV                                 228,461      8,230,683
Partnerre Ltd.                               209,000      7,106,000
Reliastar Financial Corp.                    144,000      8,316,000
Torchmark Corp.                               60,000      3,030,000
                                                       ------------
                                                         38,515,984
                                                       ------------
LEISURE & TOURISM: 1.4%
Kuoni Reisen Holding AG, B                     3,700      8,983,937
                                                       ------------
MERCHANDISING: 1.6%
Home Depot Inc.                              110,000      5,513,750
House of Fraser PLC                        1,901,700      5,000,701
                                                       ------------
                                                         10,514,451
                                                       ------------
METALS & MINING: 3.3%
Boehler Uddeholm AG                           86,000      6,153,917
Eramet SA                                    126,087      6,614,400
Outokumpu OY, A                              311,000      5,307,283
Reynolds Metals Co.                           55,500      3,128,813
                                                       ------------
                                                         21,204,413
                                                       ------------
MULTI-INDUSTRY: 2.8%
Hutchison Whampoa Ltd.                       865,600      6,798,785
Jardine Matheson Holdings Ltd.               512,501      3,382,507
Jardine Strategic Holdings Ltd.              350,048      1,267,174
*Jardine Strategic Holdings Ltd., wts.        38,894         15,558
La Cemento Nacional CA, GDR                      400         91,600
La Cemento Nacional CA, GDR, 144A              4,600      1,053,400
Metro Pacific Corp. MDI                   23,184,000      5,729,886
                                                       ------------
                                                         18,338,910
                                                       ------------
REAL ESTATE: 2.4%
*Fastighets AB Tornet, A                      15,220        232,099
National Health Investors Inc.               203,500      7,707,563
Summit Properties Inc., REIT                 337,000      7,456,125
                                                       ------------
                                                         15,395,787
                                                       ------------
TELECOMMUNICATIONS: 9.7%
Lucent Technologies Inc.                      51,000      2,358,750
Nokia AB, A                                  169,000      9,809,348
*SPT Telecom AS                               52,600      6,549,371
STET (Sta Finanziaria Telefonica
  Torino) SPA                              2,180,000      9,912,098
Telecom Italia Spa                         3,610,800      9,384,269
Telefonica de Argentina SA, B, ADR           291,000      7,529,625
Telefonica de Espana SA                      421,500      9,788,735
Telmex-Telefonos de Mexico SA, L, ADR        221,800      7,319,400
                                                       ------------
                                                         62,651,596
                                                       ------------

                                           SHARES         VALUE
                                         ---------    ------------
TEXTILES & APPAREL: 1.3%
Dawson International PLC                   3,450,000  $   3,398,345
*Fruit of the Loom Inc., A                   125,000      4,734,375
                                                       ------------
                                                          8,132,720
                                                       ------------
TRANSPORTATION: 2.4%
Helikopter Services Group ASA                585,000      7,612,888
Koninklijke Nedlloyd NV                      291,500      8,002,954
                                                       ------------
                                                         15,615,842
                                                       ------------
UTILITIES ELECTRICAL & GAS: 8.0%
*CEZ                                         100,000      3,600,059
Compania Sevillana de Electricidad           275,921      3,134,862
Consolidated Electric Power Asia Ltd.      3,849,400      9,033,113
Endesa-Empresa Nacional de
  Electricidad SA                            115,000      8,184,864
Evn Energie-Versorgung
  Niederoesterreich AG                        63,600      9,571,857
Iberdrola SA                                 706,000     10,006,085
VEBA AG                                      140,000      8,053,299
                                                       ------------
                                                         51,584,139
                                                       ------------
TOTAL COMMON STOCKS (cost $451,341,338)                 597,907,698
                                                       ------------
PREFERRED STOCKS: 3.1%
Jardine Strategic Holdings Ltd.,
  7.50%, conv., 5/07/49                    2,831,000      3,383,045
News Corp. Ltd., pfd.                        250,067      1,113,087
News Corp. Ltd., pfd., ADR                   130,000      2,291,250
Telebras-Telecomunicacoes Brasileiras
  SA, pfd.                               143,434,677     11,042,993
Telebras-Telecomunicacoes Brasileiras
  SA, pfd., ADR                               31,300      2,394,450
                                                       ------------
TOTAL PREFERRED STOCKS (cost $9,487,540)                 20,224,825
                                                       ------------
                                         PRINCIPAL
                                          IN LOCAL
                                         CURRENCY**
                                        ------------
SHORT TERM OBLIGATIONS: 4.0%
  (cost $25,435,491)
U.S. Treasury Bills, 4.78% to 5.00%
  with maturities to 3/27/97              25,605,000     25,440,792
                                                       ------------
TOTAL INVESTMENTS: 99.9%
  (cost $486,264,369)                                   643,573,315
OTHER ASSETS, LESS LIABILITIES: 0.1%                        792,450
                                                       ------------
TOTAL NET ASSETS: 100.0%                              $ 644,365,765
                                                       ============

 * NON-INCOME PRODUCING.

** PRINCIPAL AMOUNT IN CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 10



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
 Investments in securities, at value
   (identified cost $486,264,369)                             $643,573,315
 Receivables:
   Fund shares sold                                                 76,002
   Dividends and interest                                        1,403,239
                                                              ------------
       Total assets                                            645,052,556
                                                              ------------
Liabilities:
 Payables:
   Investment securities purchased                                  10,048
   Fund shares redeemed                                            160,366
 Accrued expenses                                                  516,377
                                                              ------------
       Total liabilities                                           686,791
                                                              ------------
Net assets, at value                                          $644,365,765
                                                              ============
Net assets consist of:
 Undistributed net investment income                          $ 11,508,408
 Net unrealized appreciation                                   157,308,946
 Accumulated net realized gain                                  53,211,617
 Net capital paid in on shares of beneficial interest          422,336,794
                                                              ------------
Net assets, at value                                          $644,365,765
                                                              ============

Shares outstanding                                              28,162,508
                                                              ============
Net asset value per share
 ($644,365,765 / 28,162,508)                                  $      22.88
                                                              ============

STATEMENT OF OPERATIONS
for the year ended December 31, 1996

Investment income: (net of $1,398,243 foreign
 taxes withheld)
 Dividends                                        $13,250,747
 Interest                                           1,971,113
                                                  --------------
   Total income                                                 $ 15,221,860
Expenses:
 Management fees (Note 3)                           2,627,573
 Administrative fees (Note 3)                         617,503
 Custodian fees                                       264,644
 Reports to shareholders                               27,500
 Audit fees                                            27,000
 Legal fees                                             7,500
 Registration and filing fees                          30,730
 Trustees' fees and expenses                           28,900
 Other                                                  4,067
                                                  --------------
   Total expenses                                                  3,635,417
                                                                ------------
       Net investment income                                      11,586,443
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
   Investments                                     53,553,502
   Foreign currency transactions                     (189,470)
                                                  --------------
                                                   53,364,032
 Net unrealized appreciation on investments        50,486,029
                                                  --------------
       Net realized and unrealized gain                          103,850,061
                                                                ------------
Net increase in net assets resulting
 from operations                                                $115,436,504
                                                                ============

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1996 and 1995

                                                                                                          1996           1995
                                                                                                       ----------     ----------
Increase in net assets:
 Operations:
   Net investment income                                                                              $ 11,586,443   $  9,721,522
   Net realized gain on investment and foreign currency transactions                                    53,364,032     44,465,018
   Net unrealized appreciation                                                                          50,486,029     44,760,510
                                                                                                      -------------- ------------
       Net increase in net assets resulting from operations                                            115,436,504     98,947,050
 Distributions to shareholders:
   From net investment income                                                                           (9,701,533)    (6,245,065)
   From net realized gain                                                                              (44,505,784)      (809,545)

Fund share transactions (Note 2)                                                                        84,359,449     28,036,136
                                                                                                      -------------- ------------
       Net increase in net assets                                                                      145,588,636    119,928,576
Net assets:
 Beginning of year                                                                                     498,777,129    378,848,553
                                                                                                      -------------- ------------
 End of year                                                                                          $644,365,765   $498,777,129
                                                                                                      ============== ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              11



TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Stock Fund (the Fund) is a separate series of Templeton Variable Products Series Fund (the Trust), a Massachusetts business trust, which is an open-end, diversified management investment company registered under the Investment Company Act of 1940.

The Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize currency risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rate.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund normally pays an annual dividend representing substantially all of its net investment income and distributes annually any net realized capital gains. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividends on foreign securities are recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 12



TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

At December 31, 1996, there was an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                    1996                          1995
                                                                          -----------------------       ------------------------
                                                                           SHARES        AMOUNT          SHARES         AMOUNT
                                                                         ---------    ------------     ----------    -----------
         Shares sold                                                      4,324,078   $  89,638,950      4,174,973   $ 78,300,364
         Shares issued on reinvestment of                                 2,791,314      54,207,317        416,778      7,056,045
         Shares redeemed                                                 (2,892,776)    (59,486,818)    (3,012,672)   (57,320,273)
                                                                         ----------     -----------     ----------   ------------
         Net increase                                                     4,222,616   $  84,359,449      1,579,079   $ 28,036,136
                                                                         ==========     ===========     ==========   ============

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also directors or officers of Templeton Investment Counsel, Inc. (TICI), and Templeton Funds Annuity Company (TFAC), the Fund's investment manager and administrative manager, respectively.

The Fund pays a monthly investment management fee, equal on an annual basis, to 0.50% of its average daily net assets up to $200 million, 0.45% of such net assets from $200 million up to $1.3 billion, and 0.40% of such net assets in excess of $1.3 billion.

On February 10, 1997, the Fund's shareholders approved an increase in management fees, effective May 1, 1997. Under the new fee arrangements, the Fund pays a monthly investment management fee, equal on an annual basis to .75% of its average daily net assets up to $200 million, .675% of such assets from $200 million up to $1.3 billion, and .60% of such assets in excess of $1.3 billion.

The Fund pays TFAC its allocable share of a monthly fee equivalent on an annual basis to 0.15% of the combined average daily net assets of the Trust, reduced to 0.135% of such assets in excess of $200 million, 0.10% of such assets in excess of $700 million, 0.075% of such assets in excess of $1.2 billion.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees for the year ended December 31, 1996.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1996 aggregated $211,301,102 and $123,058,974, respectively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

                        Unrealized appreciation                                                    $173,065,018
                        Unrealized depreciation                                                     (15,756,072)
                                                                                                   ------------
                        Net unrealized appreciation                                                $157,308,946
                                                                                                   ============

                                                                              13



TEMPLETON VARIABLE PRODUCTS SERIES FUND
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Stock Fund series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1996, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Stock Fund series of Templeton Variable Products Series Fund as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                                   /s/ McGladrey & Pullen, LLP

New York, New York
January 31, 1997, except for the third
paragraph of Note 3, as to which
the date is February 10, 1997.

 14



                                     NOTES
                                    --------



                                     NOTES
                                    --------


To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.




APPENDIX 1
VOTING INSTRUCTION CARD

                              TEMPLETON VARIABLE ANNUITY FUND
                       SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                      FEBRUARY 3, 1998

INDICATE YOUR VOTING INSTRUCTIONS BELOW BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER [] USING BLUE OR BLACK INK OR DARK PENCIL.

THIS VOTING INSTRUCTION CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT OWNER. IF THIS VOTING INSTRUCTION IS EXECUTED AND NO DIRECTION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS AND IN THE DISCRETION OF THE INSURANCE COMPANY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Proposal 1. To approve an Agreement and Plan of Reorganization between the Templeton Variable Annuity Fund and Templeton Variable Products Series Fund, on behalf of the Templeton Stock Fund, that provides for the acquisition of substantially all of the assets of the Templeton Variable Annuity Fund in exchange for shares of the Templeton Stock Fund - Class 1 shares, the distribution of such shares to the shareholders of the Templeton Variable
Annuity Fund, and the dissolution of the Templeton Variable Annuity Fund (the "Reorganization").

                        FOR               AGAINST           ABSTAIN

Proposal 2. To vote upon any other business which may legally come before the Special Meeting or any adjournment thereof.

                  GRANT                               WITHHOLD




                                  PLEASE SEE REVERSE SIDE



TEMPLETON FUND ANNUITY COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF TEMPLETON VARIABLE ANNUITY FUND.




Part B


                            STATEMENT OF ADDITIONAL INFORMATION
                                            FOR
                          TEMPLETON VARIABLE PRODUCTS SERIES FUND

Acquisition of the Assets of the
TEMPLETON VARIABLE ANNUITY FUND

By and in exchange for shares of the Templeton Stock Fund-Class 1 class of the Templeton Stock Fund series of TEMPLETON VARIABLE PRODUCTS SERIES FUND (the "TVPSF").

This Statement of Additional Information relates specifically to the proposed delivery of substantially all of the assets of the Templeton Variable Annuity Fund (the "Variable Annuity Fund") to and in exchange for shares of the Templeton Stock Fund series (the "Stock Fund") of TVPSF.

This Statement of Additional Information consists of this Cover Page and the following described documents, each of which is incorporated by reference herein and enclosed herewith:

               1.  Statement  of  Additional  Information  of TVPSF dated May 1,
               1997.

               2. The audited financial statements of the Stock Fund Class 1 contained in the TVPSF Trust's Annual Report for the fiscal year ended December 31, 1996, including the auditor's report (included as Exhibit C to Part A), and the unaudited financial statements of the Stock Fund Class 1 contained in the TVPSF Trust's Semi-Annual Report dated June 30, 1997.

               3. The audited financial statements contained in the Variable Annuity Fund's Annual Report for the fiscal year ended December 31, 1996, including the auditor's report, and the unaudited financial statements contained in the Variable Annuity Fund's Semi-Annual Report dated June 30, 1997.

This Statement of Additional Information is not a Prospectus; a Proxy Statement/Prospectus dated December 17, 1997, relating to the above-referenced transaction may be obtained from TVPSF, 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091, 1-800/774-5001 and the Variable Annuity Fund at 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091, 1-800/774-5001. This document should be read in conjunction with such Proxy Statement/Prospectus. The date of this Statement of Additional Information is December 17, 1997.


TEMPLETON
VARIABLE PRODUCTS
SERIES FUND

STATEMENT OF
ADDITIONAL INFORMATION
700 Central Avenue                       MAY 1, 1997
St. Petersburg, FL 33701  1-800/DIAL BEN

Table of ContentsPage
Introduction..........................................     1
Investment Objectives and Policies ...................     2
Investment Restrictions ..............................    13
Officers and Trustees.................................    14
Investment Management and
 Other Services.......................................    20
Brokerage Allocation .................................    22
Portfolio Turnover ...................................    23
Summary of Code of Ethics.............................    23
Purchase, Redemption and
 Pricing of Shares ...................................    23
Redemptions in Kind...................................    25
Class 2 Distribution Plan.............................    25
Tax Status ...........................................    25
Description of Shares ................................    28
Performance Information ..............................    28
Financial Statements .................................    30
Appendix - Corporate Bond, Preferred Stock
 and Commercial Paper Ratings ........................    30

INTRODUCTION
Templeton Variable Products Series Fund (the "Trust") was organized as a Massachusetts business trust on February 25, 1988 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company. The Trust currently has nine series of Shares:
Templeton Money Market ("Money Market") Fund, Templeton Bond ("Bond") Fund, Templeton Stock ("Stock") Fund, Templeton Asset Allocation ("Asset Allocation") Fund, Templeton Developing Markets ("Developing Markets") Fund, Franklin Growth Investments ("Growth") Fund, Mutual Discovery Investments ("Mutual Discovery") Fund, Mutual Shares Investments ("Mutual Shares") Fund and Templeton International ("International") Fund (collectively, the "Funds"). Each Fund, except the Money Market Fund, has two classes of shares, Class 1 and Class 2. Each class of each Fund has a separate prospectus. All shares of the Funds are sold only to insurance company separate accounts to serve as the investment vehicle for certain variable annuity and life insurance contracts. Not all of the Funds or Classes are available as an investment vehicle for all contracts. Please refer to the contract prospectus for information concerning the availability of each class of each Fund.

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1997, IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUSES. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE TRUST AND THE FUNDS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF EACH FUND AND CLASS IN WHICH YOU MAY BE INTERESTED. EACH PROSPECTUS IS DATED MAY 1, 1997, MAY BE AMENDED FROM TIME TO TIME, AND MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO FRANKLIN TEMPLETON DISTRIBUTORS, INC., 700 CENTRAL AVENUE, P.O. BOX 33030, ST. PETERSBURG, FLORIDA 33733-8030, TOLL FREE TELEPHONE:
(800) 292-9293.


INVESTMENT OBJECTIVES AND POLICIES

Investment Policies. The investment objective and policies of each Fund are described in each Fund's Prospectus under the heading "Investment Objective and Policies."

Convertible Securities. The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Similar to a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The convertible debt obligations in which the Funds may invest are subject to the same rating criteria and investment policies as the Funds' investments in debt obligations. The issuer of a convertible security may be important in determining the security's market value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

However, unlike convertible debt obligations, convertible preferred stocks are equity securities. As with common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes. For these reasons, convertible preferred stocks are treated as preferred stocks for the Funds' financial reporting, credit rating, and investment limitation purposes.

Debt Securities. Each Fund may invest in debt securities to the extent provided in the Fund's prospectus. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value.

Bonds rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Corporation ("S&P") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid. For a full description of each debt securities rating, see the Appendix.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing a Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such credit worthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

Depositary Receipts. The Funds may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts.

In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Funds' investment policies, the Funds' investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Diversification. Each Fund intends to diversify its investments to meet the requirements under Section 5 of the 1940 Act, under Section 851 of the Code relating to regulated investment companies, and under Section 817 of the Code relating to the treatment of variable contracts issued by insurance companies.

As diversified funds under the 1940 Act, each Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. Government Securities) if more than 5% of the value of the Fund's assets would be invested in such issuer.

In order to comply with the diversification requirements under section 851 of the Code, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government Securities are not subject to these limitations.

In order to comply with the Code's diversification requirements under Section 817, each Fund will diversify its investments such that (i) no more than 55% of the Fund's assets is represented by any one investment; (ii) no more than 70% of the Fund's assets is represented by any two investments; (iii) no more than 80% of the Fund's assets is represented by any three investments; and
(iv) no more than 90% of the Fund's assets is represented by any four investments. In the case of Funds investing in obligations of U.S. government agencies or instrumentalities, each agency or instrumentality is treated as a separate issuer for purposes of the above rules.

Foreign Securities - General. An investor should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. These risks are often heightened for investments in developing markets, including certain Eastern European countries. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock movements, default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, some countries may withhold portions of interest and dividends at the source. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than investments in developed countries.

Brokerage  commissions,   custodial  services  and  other  costs  relating  to
investment in foreign countries are generally more expensive than in the United States.

Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. There is an increased risk, therefore, of uninsured loss due to lost, stolen or counterfeit stock certificates. In addition, the foreign securities markets of any of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. The Fund may invest in Eastern European countries, which involves special risks that are described under "Investment Objectives and Policies - Risk Factors" in the SAI.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries.

Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further,   the  economies  of  developing   countries  generally  are  heavily
dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Illiquid Securities. Generally an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Board of Trustees has authorized each Fund to invest in restricted securities where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered to be liquid to the extent the Fund's Investment Manager determines that there is a liquid institutional or other market for such securities for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Board of Trustees will review any determination by the Fund's Investment Managers to treat a restricted security as liquid on a regular basis, including the Investment Managers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Funds' advisers and the Board of Trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the applicable Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

Structured Investments. Included among the issuers of debt securities in which the Funds (except the Money Market Fund) may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which such Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Funds are permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although a Fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of a Fund's assets that may be used for borrowing activities.

Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act. Structured Investments are typically sold in private placement transactions, and there currently is not an active trading market for Structured Investments. To the extent such investments are illiquid, they will be subject to a Fund's restrictions on investments in illiquid securities.

Futures Contracts. The Bond, Asset Allocation, International, Developing Markets, Mutual Discovery, and Mutual Shares Funds may purchase and sell financial futures contracts. Currently, futures contracts are available on several types of fixed-income securities including: U.S. treasury bonds, notes and bills, commercial paper, and certificates of deposit.

As long as required by regulatory authorities, these Funds will limit their use of futures contracts to hedging transactions in order to avoid being a commodity pool. For example, they might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Funds' securities or the price of the securities which the Funds intend to purchase. The Funds' hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Funds' exposure to interest rate fluctuations, they may be able to hedge their exposure more effectively and perhaps at a lower cost by using futures contracts.

At the time a Fund purchases or sells a futures contract, it is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or high quality debt securities ("initial margin").The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Funds pay or receive cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions. In addition, the Fund must deposit in a segregated account additional cash or high quality debt securities to ensure the futures contracts are unleveraged. The value of assets held in the segregated account must be equal to the daily market value of all outstanding futures contracts less any amounts deposited as margin.

Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical off setting futures contract. Other financial futures contracts by their terms call for cash settlements.

Foreign Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, the Bond, Asset Allocation, Developing Markets, Mutual Discovery and Mutual Shares Funds may enter into forward foreign currency exchange contracts, as well as purchase put or call options on foreign currencies. In addition, for hedging purposes only, the Bond, Asset Allocation, International, Developing Markets, Mutual Discovery and Mutual Shares Funds may enter into foreign currency futures contracts, as described below. The Funds may also conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." Because in connection with a Fund's forward foreign currency transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a Fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

The Bond, Asset Allocation, Developing Markets, Mutual Discovery and Mutual Shares Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired.

As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

The Bond, Asset Allocation, International, Developing Markets, Mutual Discovery and Mutual Shares Funds may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of a Fund's Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Options on Securities or Indices. As indicated in the prospectus, certain Funds may write covered call and put options and purchase call and put options on securities or stock indices that are traded on United States and foreign exchanges and in the over-the-counter markets.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

A Fund may write a call or put option only if the option is "covered". A call option on a security written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also "covered" if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. Government Securities in a segregated account with its custodian. A put option on a security written by the Fund is "covered" if the Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

Each Fund will cover call options on stock indices that it writes by owning securities whose price changes, in the opinion of its Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on stock indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices or securities will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the correlation between the changes in value of the underlying security or index and the changes in value of the Fund's security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, the Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of wither buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

Short Sales. Certain Funds may make short sales of securities as indicated in their respective prospectuses. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales as a form of hedging to offset potential declines in long positions in similar securities, in order to maintain portfolio flexibility and for profit.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Mutual Discovery and Mutual Series Funds may make short sales, but will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of the Fund's total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. These Funds may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Funds own or have the immediate and unconditional right to acquire at no additional cost the identical security.

Stock Index Futures Contracts. The Stock, Asset Allocation, Developing Markets, International, Mutual Discovery and Mutual Shares Funds may buy and sell index futures contracts with respect to any stock index, and Templeton Bond Fund may buy and sell index futures contracts with respect to any bond index trade done on a recognized stock exchange or board of trade. The Funds may invest in index futures contracts for hedging purposes only, and not for speculation. A Fund may engage in such transactions only to an extent that the total contract value of the futures contracts do not exceed 20% of the Fund's total assets at the time when such contracts are entered into. Successful use of stock index futures is subject to the ability of the Investment Managers to predict correctly movements in the direction of the stock markets. No assurance can be given that the Investment Managers' judgment in this respect will be correct.

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the Standard & Poor's Stock Index ("S&P 500 Index" or "Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns a relative weighing to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150).The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on the future date, the Fund will lose $2,000 (500 units x loss of $4).

During or in anticipation of a period of market appreciation, a Fund may enter into a "long hedge" of common stock which it proposes to add to its portfolio by purchasing stock index futures for the purpose of reducing the effective purchase price of such common stock. To the extent that the securities which a Fund proposes to purchase change in value in correlation with the stock index contracted for, the purchase of futures contracts on that index would result in gains to the Fund which could be offset against rising prices of such common stock.

During or in anticipation of a period of market decline, A Fund may "hedge" common stock in its portfolio by selling stock index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that a Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive dividend payments on these securities.

When effecting reverse repurchase transactions, each Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Funds and as such are subject to the investment limitations discussed under "Fundamental Investment Restrictions."
These transactions may increase the volatility of a Fund's income or net asset value. The Fund carries the risk that any securities purchased with the proceeds of the transaction will depreciate or not generate enough income to cover the Fund's obligations under the reverse repurchase transaction. These transactions also increase the interest and operating expenses of a fund.


RISK FACTORS

Each Fund, except the Money Market Fund, has the right to purchase securities in any foreign country, developed or developing, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. The Growth Fund's investments in foreign securities are not currently expected to exceed 15% of its assets. Investors should consider carefully the risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Although the Funds (except the Money Market Fund) may invest up to 15% of their total assets in unlisted securities or securities with a limited trading market, in the opinion of management such securities do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and
(vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Funds could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Funds' Shareholders.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment of foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of a Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation, including the risk of social unrest associated with periods of hyper-inflation; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform program simple minded since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade; (10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by a Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) as defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While each Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequential legal amendment or other fraudulent act may deprive a Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar  or  issuer  of the  securities  in  the  event  of  loss  of  share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investment from one country to another or when proceeds of the sale of Shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source, or impose other taxes with respect to a Fund's investments in securities of issuers of that country. There is the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in those nations.

Each Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which a Fund may invest may also have fixed or managed currencies that are free floating against the U.S. dollar. Further, certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's securities are denominated may have a detrimental impact on the Fund. Through each Fund's flexible policy, the Investment managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places a Fund's investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Trustees consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Trustees also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services--Custodian"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Managers, or reckless disregard of the obligations and duties under the Investment
Management Agreements, any losses resulting from the holding of a Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the Shareholders. No assurance can be given that the Trustees' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

There are several risks associated with the use of futures contracts and stock index futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position, and it would remain obligated to meet margin requirements until the position is closed. The Funds which are authorized to engage in futures transactions intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by a Fund for hedging purposes also depends upon the Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

The Funds may enter into a  contract  for the  purchase  or sale of a security denominated in a foreign currency and may enter into a forward foreign currency contract ("forward contract") in order to "lock in" the U.S. dollar price of the security. In addition, when an Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Funds to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


INVESTMENT RESTRICTIONS

The Funds have imposed upon themselves certain investment restrictions which, together with their investment objectives, are fundamental policies except as otherwise indicated. No changes in a Fund's investment objectives, policies or investment restrictions (except those which are not fundamental policies) can be made without the approval of the Shareholders of that Fund. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (a) 67% or more of the Fund's Shares present at a Shareholders' meeting at which the holders of more than 50% of the outstanding Shares are present or represented by proxy or (b) more than 50% of the outstanding Shares of the Fund.

In accordance with these restrictions, a Fund will not:
1. Invest in real estate or mortgages on real estate, or purchase or sell commodity contracts, except that (i) the Bond, Asset Allocation, Developing Markets, Growth, Mutual Discovery and Mutual Shares Funds may invest in marketable securities secured by real estate or interests therein, such as CMOs, or issued by companies or investment trusts which invest in real estate or interests therein; and (ii) the Bond, Asset Allocation, Developing Markets, International, Growth, Mutual Discovery and Mutual Shares Funds may purchase and sell foreign currency futures and financial futures; and (iii) the Stock, Asset Allocation, Developing Markets, International, Growth, Mutual Discovery and Mutual Shares Funds may purchase and sell stock index futures contracts; and (iv) Templeton Bond Fund may purchase and sell bond index futures contracts.

2. With respect to 75% of its total assets, invest more than 5% of the total value of its assets in the securities of any one issuer, or purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

3. Act as an underwriter, or issue senior securities except as set forth in Investment Restriction 6 below.

4. Lend money, except that all Funds may purchase publicly distributed bonds, debentures, notes and other evidences of indebtedness and may buy from a bank or broker-dealer U.S. Government obligations with a simultaneous agreement by the seller to repurchase them at the original purchase price plus accrued interest, and may lend their portfolio securities.

5. Borrow money for any purpose other than redeeming its Shares or purchasing its Shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets, except that Templeton Bond, Stock, Asset Allocation, and International Funds may borrow money in amounts up to 30% of the value of its net assets. The Developing
Markets, Growth, Mutual Discovery and Mutual Shares Funds may borrow money from banks in an amount up to 331/3% of the Fund's total assets (including the amount borrowed), but may not pledge, mortgage or hypothecate its assets for any purpose, except to secure borrowings and then only to an extent not greater than 15% of the Fund's total assets. Arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be pledge of assets.

6. Invest more than 25% of its total assets in a single industry, except that this limitation will not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements on such securities, and Templeton Money Market Fund may invest in obligations issued by domestic banks (including certificates of deposit, repurchase agreements, and bankers' acceptances) without regard to this limitation.

As non-fundamental investment policies, which may be changed by the Board of Trustees without Shareholder approval, a Fund will not invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange, or more than 15% of its total assets in (a) securities with a limited trading market, (b) securities subject to legal or contractual restrictions as to resale, and (c) repurchase agreements not terminable within seven days.

As a non-fundamental policy, the Growth, Mutual Discovery and Mutual Shares Funds will not purchase or retain securities of any company in which Trustees or officers of the Trust or of a Fund's Investment Manager, individually owning more than 1/2 of 1% of these securities of such company, in the aggregate own more than 5% of the securities of such company.

The Franklin Growth  Investments Fund will not, as a  non-fundamental  policy,
(i) invest for purposes of control of an issuer, (ii) invest more than 5% in unseasoned issuers, (iii) use margin accounts or (iv) invest more than 10% of its assets in illiquid securities.

Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or property. The investment restrictions do not preclude a Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to a Fund by the issuer, unless such purchase would result in a violation of investment restriction number 7, or the non-fundamental investment policies discussed above.


OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The
Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk ("*").


Name, Address and Age    Offices with Trust     Principal Occupation During
                                                       Past Five Years

HARRIS J. ASHTON         Trustee
Metro Center
1 Station Place
Stamford, Connecticut
Age 64
                                         President,  Chief  Executive  Officer
                                         and  Chairman  of the Board,  General
                                         Host  Corporation  (nursery and craft
                                         centers);   Director,  RBC  Holdings,
                                         Inc.  (a bank  holding  company)  and
                                         Bar-S    Foods   (a   meat    packing
                                         company);  and  director,  trustee or
                                         managing  general  partner,   as  the
                                         case may be, of 56 of the  investment
                                         companies in the  Franklin  Templeton
                                         Group
                                         of Funds.
NICHOLAS F. BRADY*       Trustee
102 East Dover Street
Easton, Maryland
Age 65
                                         Chairman   of   Templeton    Emerging
                                         markets    Investment    Trust   PLC;
                                         Chairman of Templeton  Latin  America
                                         Investment  Trust  PLC;  chairman  of
                                         Darby Overseas Investments,  Ltd. (an
                                         investment   firm)    (1994-present);
                                         chairman  and  director of  Templeton
                                         Central  and Eastern  European  Fund;
                                         director   of   the   Amerada    Hess
                                         Corporation,   Christiana  Companies,
                                         and   the   H.J.    Heinz    Company;
                                         formerly,  Secretary  of  the  United
                                         States  Department  of  the  Treasury
                                         (1988-1993);   and  chairman  of  the
                                         board  of  Dillion,  Read & Co.  Inc.
                                         (investment  banking)  prior thereto;
                                         and  director or trustee of 23 of the
                                         investment  companies in the Franklin
                                         Templeton Group of Funds.
S. JOSEPH FORTUNATO      Trustee
200 Campus Drive
Florham Park, New Jersey
Age 63
                                         Member  of the law  firm  of  Pitney,
                                         Hardin,  Kipp &  Szuch;  Director  of
                                         General Host  Corporation;  director,
                                         trustee or managing  general partner,
                                         as  the  case  may  be,  of 58 of the
                                         investment  companies in the Franklin
                                         Templeton Group of Funds.
ANDREW H. HINES, JR.     Trustee
150 2nd Avenue N.
St. Petersburg, Florida
Age 72
                                         Consultant     for    the    Triangle
                                         Consulting   Group;    chairman   and
                                         director     of     Precise     Power
                                         Corporation;   executive-in-residence
                                         of  Eckerd  College   (1991-present);
                                         director   of    Checkers    Drive-In
                                         Restaurants Inc.; formerly,  chairman
                                         of  the  board  and  chief  executive
                                         officer    of    Florida     Progress
                                         Corporation  (1982-1990) and director
                                         of various of its  subsidiaries;  and
                                         director  or  trustee  of 24  of  the
                                         investment  companies in the Franklin
                                         Templeton Group of Funds.
EDITH E. HOLIDAY         Trustee
3239 38th Street, N.W.
Washington, D.C. 20016
Age 44
                                         Director  (1993-present)  of  Amerada
                                         Hess    Corporation    and   Hercules
                                         Incorporated;   director  of  Beverly
                                         Enterprises,  Inc. (1995-present) and
                                         H.J.  Heinz  Company  (1994-present);
                                         chairman  (1995-present)  and trustee
                                         (1993-present)   of  National   Child
                                         Research Center; formerly,  assistant
                                         to  the   President   of  the  United
                                         States and  Secretary  of the Cabinet
                                         (1990-1993),  general  counsel to the
                                         United  States  Treasury   Department
                                         (1989-1990),  and  counselor  to  the
                                         Secretary  and  Assistant   Secretary
                                         for   Public   Affairs   and   Public
                                         Liaison-United     States    Treasury
                                         Department (1988-1989);  and director
                                         or  trustee  of 15 of the  investment
                                         companies in the  Franklin  Templeton
                                         Group of Funds.
CHARLES B. JOHNSON*      Chairman of
777 Mariners Island Blvd.     the Board and
San Mateo, California    Vice President
Age 63
                                         President,  chief executive  officer,
                                         and  director of Franklin  Resources,
                                         Inc.;   chairman  of  the  board  and
                                         director of Franklin  Advisers,  Inc.
                                         and Franklin Templeton  Distributors,
                                         Inc.;   director   of  General   Host
                                         Corporation    (nursery   and   craft
                                         centers)   and   Franklin   Templeton
                                         Services,  Inc.;  and officer  and/or
                                         director,    trustee   or    managing
                                         general partner,  as the case may be,
                                         of   most   other   subsidiaries   of
                                         Franklin  Resources,  Inc.  and 57 of
                                         the   investment   companies  in  the
                                         Franklin Templeton Group of Funds.
BETTY P. KRAHMER         Trustee
2201 Kentmere Parkway
Wilmington, Delaware
Age 67
                                         Director or trustee of various  civic
                                         associations;    formerly,   economic
                                         analyst,    U.S.   government;    and
                                         director  or  trustee  of 23  of  the
                                         investment  companies in the Franklin
                                         Templeton Group of Funds.
GORDON S. MACKLIN        Trustee
8212 Burning Tree Road
Bethseda, Maryland 20817
Age 67
                                         Chairman,   White  River  Corporation
                                         (information       and      financial
                                         services);  Director,  Fund  American
                                         Enterprises      Holdings,       Inc.
                                         (financial       services),       MCI
                                         Communications    Corporation,    CCC
                                         Information   Services  Group,   Inc.
                                         (information  services),   MedImmune,
                                         Inc.   (biotechnology),   Source  One
                                         Mortgage     Services     Corporation
                                         (financial    services),     Shoppers
                                         Express  (home  shopping),  Spacehab,
                                         Inc.   (aerospace   services);    and
                                         director,    trustee   or    managing
                                         general partner,  as the case may be,
                                         of 53 of the investment  companies in
                                         the  Franklin   Templeton   Group  of
                                         Funds;  formerly Chairman,  Hambrecht
                                         and Quist Group (venture  capital and
                                         investment banking);  Director, H & Q
                                         Healthcare   Investors    (investment
                                         trust);   and   President,   National
                                         Association  of  Securities  Dealers,
                                         Inc.
FRED R. MILLSAPS         Trustee
2665 NE 37th Drive
Fort Lauderdale, Florida
Age 67
                                         Manager   of   personal   investments
                                         (1978-present);  director  of various
                                         other    business    and    nonprofit
                                         organizations;   formerly,   chairman
                                         and  chief   executive   officer   of
                                         Landmark     Banking      Corporation
                                         (1969-1978);      financial      vice
                                         president of Florida  Power and Light
                                         (1965-1969);  and vice  president  of
                                         The Federal  Reserve  Bank of Atlanta
                                         (1958-1965);  and director or trustee
                                         of 24 of the investment  companies in
                                         the  Franklin   Templeton   Group  of
                                         Funds.

CHARLES E. JOHNSON       President
777 Mariners Island Blvd.
San Mateo, California
Age 39
                                         Senior Vice  President  and Director,
                                         Franklin   Resources,   Inc.;  Senior
                                         Vice  President,  Franklin  Templeton
                                         Distributors,   Inc.;  President  and
                                         Director,  Templeton Worldwide,  Inc.
                                         and Franklin  Institutional  Services
                                         Corporation;      officer      and/or
                                         director,  as the  case  may  be,  of
                                         some of the  subsidiaries of Franklin
                                         Resources,  Inc.  and officer  and/or
                                         director or trustee,  as the case may
                                         be,  of 39 the  investment  companies
                                         in the  Franklin  Templeton  Group of
                                         Funds.
MARK G. HOLOWESKO        Vice President
Lyford Cay
Nassau, Bahamas
Age 36
                                         President  and  director of Templeton
                                         Global   Advisors   Limited;    chief
                                         investment   officer  of  the  global
                                         equity    research   for    Templeton
                                         Worldwide,  Inc.;  president  or vice
                                         president  of  the  Templeton  Funds;
                                         formerly,   investment  administrator
                                         with  Roy  West   Trust   Corporation
                                         (Bahamas)  Limited  (1984-1985);  and
                                         director  or  trustee  of 22  of  the
                                         investment  companies in the Franklin
                                         Templeton Group of Funds.

MARTIN L. FLANAGAN       Vice President
777 Mariners island Blvd.
San Mateo, California
Age 36
                                         Senior    Vice    President,    Chief
                                         Financial   Officer  and   Treasurer,
                                         Franklin Resources,  Inc.; President,
                                         Franklin  Templeton  Services,  Inc.;
                                         Executive Vice  President,  Templeton
                                         Worldwide,    Inc.;    Senior    Vice
                                         President  and  Treasurer,   Franklin
                                         Advisers,     Inc.    and    Franklin
                                         Templeton Distributors,  Inc.; Senior
                                         Vice  President,   Franklin/Templeton
                                         Investor Services,  Inc.;  Treasurer,
                                         Franklin Advisory Services,  Inc. and
                                         Franklin      Investment     Advisory
                                         Services,   Inc.;   officer  of  most
                                         other    subsidiaries   of   Franklin
                                         Resources,    Inc.;    and   officer,
                                         director  and/or trustee of 61 of the
                                         investment  companies in the Franklin
                                         Templeton Group of Funds.
SAMUEL J. FORESTER, JR.  Vice President
500 East Broward Blvd.
Fort Lauderdale, Florida
Age 47
                                         President  of  the  Templeton  Global
                                         Bond  Managers  Division of Templeton
                                         Investment Counsel,  Inc.;  president
                                         or vice president of other  Templeton
                                         Funds;   founder   and   partner   of
                                         Forester,     Hairston     Investment
                                         Management   (1989-1990);    managing
                                         director    (Mid-East    Region)   of
                                         Merrill  Lynch,   Pierce,   Fenner  &
                                         Smith   Inc.   (1987-1988);   and  an
                                         advisor  for Saudi  Arabian  monetary
                                         Agency (1982-1987).

JOHN R. KAY              Vice President
500 East Broward Blvd.
Fort Lauderdale, Florida
Age 56
                                         Vice   president   and  treasurer  of
                                         Templeton Global Investors,  Inc. and
                                         Templeton Worldwide,  Inc.; assistant
                                         vice president of Franklin  Templeton
                                         Distributors,  Inc.;  formerly,  vice
                                         president   and   controller  of  the
                                         Keystone  Group,  Inc.;  and director
                                         or trustee of
                                         22 of  the  investment  companies  in
                                         the  Franklin   Templeton   Group  of
                                         Funds.

THOMAS J. LATTA          Vice President
500 East Broward Blvd.
Fort Lauderdale, Florida
Age 35
                                         Vice   president  of  the   Templeton
                                         Global  Bond  Managers   division  of
                                         Templeton  Investment Counsel,  Inc.;
                                         vice  president of various  Templeton
                                         Funds;  formerly,  portfolio manager,
                                         Forester  &   Hairston   (1988-1991);
                                         investment  adviser,  Merrill  Lynch,
                                         Pierce,  Fenner & Smith  Incorporated
                                         (1981-1988).

RUPERT H. JOHNSON, JR.   Vice President
777 Mariners Island Blvd.
San Mateo, California
Age 55
                                         Executive    Vice    President    and
                                         Director,  Franklin  Resources,  Inc.
                                         and Franklin Templeton  Distributors,
                                         Inc.;    President    and   Director,
                                         Franklin Advisers,  Inc.; Senior Vice
                                         President  and   Director,   Franklin
                                         Advisory Services,  Inc. and Franklin
                                         Investment  Advisory Services,  Inc.;
                                         Director,          Franklin/Templeton
                                         Investor Services,  Inc.; and officer
                                         and/or director,  trustee or managing
                                         general partner,  as the case may be,
                                         of most of the other  subsidiaries of
                                         Franklin  Resources,  Inc.  and of 61
                                         of the  investment  companies  in the
                                         Franklin Templeton Group of Funds.
HARMON E. BURNS          Vice President
777 Mariners Island Blvd.

San Mateo, California
Age 51
                                         Executive Vice  President,  Secretary
                                         and  Director,   Franklin  Resources,
                                         Inc.;  Executive  Vice  President and
                                         Director,      Franklin     Templeton
                                         Distributors,  Inc.;  Executive  Vice
                                         President,  Franklin  Advisers,  Inc.
                                         and  Franklin   Templeton   Services,
                                         Inc.;  Director,   Franklin/Templeton
                                         Investor   Services,   Inc.;  officer
                                         and/or director,  as the case may be,
                                         of   the   other    subsidiaries   of
                                         Franklin    Resources,    Inc.;   and
                                         officer  and/or  director  or trustee
                                         of 61 of the investment  companies in
                                         the  Franklin   Templeton   Group  of
                                         Funds.

DEBORAH R. GATZEK        Vice President
777 Mariners Island Blvd.
San Mateo, California
Age 47
                                         Senior  Vice  President  and  General
                                         Counsel,  Franklin  Resources,  Inc.;
                                         Senior   Vice   President,   Franklin
                                         Templeton    Services,    Inc.,   and
                                         Franklin   Templeton    Distributors,
                                         Inc.;   Vice   President,    Franklin
                                         Advisers,   Inc.,  Franklin  Advisory
                                         Services,  Inc.,  Franklin Investment
                                         Advisory Services,  Inc., and officer
                                         of 61 of the investment  companies in
                                         the  Franklin   Templeton   Group  of
                                         Funds.

JAMES R. BAIO            Treasurer
500 East Broward Blvd.
Fort Lauderdale, Florida
Age 42
                                         Certified public  accountant;  senior
                                         vice     president    of    Templeton
                                         Worldwide,   Inc.,  Templeton  Global
                                         Investors,  Inc., and Templeton Funds
                                         Trust Company;  formerly,  senior tax
                                         manager,  Ernst  &  Young  (certified
                                         public accountants) (1977-1989).  and
                                         director  or  trustee  of 22  of  the
                                         investment  companies in the Franklin
                                         Templeton Group of Funds.

*These are Trustees who are "interested persons" of the Trust as that term is defined in the 1940 Act. Charles B. Johnson is an interested person due to his ownership interest in Franklin Resources, Inc. Mr. Brady and Franklin Resources, Inc. are limited partners of Darby overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February , 1994, and is Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining Trustees are not interested persons ("independent Trustees").



The table above shows the Officers and Trustees who are affiliated with the Trust's Principal Underwriter and Investment Managers. Nonaffiliated trustees and Mr. Brady are paid an annual retainer and/or fees for attendance at Board and Committee meetings, the amount of which is based on the level of assets in each fund. Accordingly, the Trust currently pays the independent Trustees and Mr. Brady an annual retainer of $6000.00 and a fee of $500.00 per meeting attended of the Board and its Committees. As shown above, some of the nonaffiliated Trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds.

The following table shows the total fees paid to the nonaffiliated Trustees by the Trust and by all investment companies in the Franklin Templeton Group of Funds:

                                                                                Number of Boards          Total
                                                                  Aggregate      in the Franklin      Compensation
                                                                Fees Received    Templeton Group     from all Funds
                                                                  from the      of Funds on which      in Franklin
Name of Trustee                                                    Trust*       Trustee Serves***   Templeton Group*
Harris J. Ashton............................................       $7,350              56               $343,591
Nicholas F. Brady...........................................        7,350              23                119,275
F. Bruce Clarke**...........................................        7,697              19                 69,500
Hasso-G von Diergardt-Naglo**...............................        7,697              20                 66,375
S. Joseph Fortunato.........................................        7,350              58                360,411
Andrew H. Hines, Jr. .......................................        8,027              22                130,525
Betty P. Krahmer............................................        7,350              22                119,275
Gordon S. Macklin...........................................        7,680              53                335,541
Fred R. Millsaps............................................        7,697              24                125,275

*For the fiscal year ended December 31, 1996.

**Messrs. Clarke and Von Diergardt-Naglo resigned as Trustees during 1996.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, and paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of April 1, 1997, the officers and Trustees owned no shares of the Trust. Many of the Board members own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

Principal Shareholders. Shares of the Fund are sold to and owned only by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. As of April 1, 1997, there were 14,272,186.040 Shares of Templeton Money Market Fund outstanding; 3,116,453.177 Shares of Templeton Bond Fund outstanding; 31,723,925.674 Shares of Templeton Stock Fund outstanding; 29,745,368.077 Shares of
Templeton  Asset  Allocation  Fund  outstanding;   40,786,698.743   Shares  of
Templeton International Fund outstanding; and 12,121,556,999 Shares of Templeton Developing Markets Fund outstanding. As of April 1, 1997, Phoenix Home Mutual Life Insurance Company ("Phoenix Home Life") owned 100% of the outstanding Shares of Templeton Money Market Fund, 56.95% of the outstanding Shares of Templeton Bond Fund, 48.90% of the outstanding Shares of Templeton Stock Fund, 25.72% of the outstanding Shares of Templeton Asset Allocation Fund, and 15.43% of the outstanding Shares of Templeton International Fund. As of April 1, 1997, The Travelers Insurance Company ("The Travelers") owned 43.05% of the outstanding Shares of Templeton Bond Fund, 51.07% of the outstanding Shares of Templeton Stock Fund, and 37.42% of the outstanding Shares of Templeton Asset Allocation Fund. As of April 1, 1997, the Variable Annuity Life Insurance Company ("VALIC") owned 36.80% of the outstanding shares of Templeton Asset Allocation Fund and 78.16% of Templeton International Fund. As of April 1, 1997, IDS/American Express ("IDS/AMEX"), a Minnesota Corporation, on behalf of the Flexible Portfolio Annuity, owned 94.02% of the outstanding shares of the Templeton Developing Markets Fund. However, Phoenix Home Life, The Travelers, VALIC and IDS/AMEX will exercise voting rights attributable to these Shares in accordance with voting instructions received by owners of the contracts issued by Phoenix Home Life, The Travelers, VALIC and IDS/AMEX. To this extent, Phoenix Home Life, The Travelers VALIC, and IDS/AMEX do not exercise control over the Trust by virtue of the voting rights from their ownership of Trust Shares. To the knowledge of management, as of April 1, 1997, no other person owned of record or beneficially 5% or more of the Shares of any of the Funds.


INVESTMENT MANAGEMENT


AND OTHER SERVICES

Investment Managers and Services Provided. The Investment Manager of Templeton Money Market Fund and Templeton Bond Fund is the Templeton Global Bond Managers division ("TGBM") of Templeton Investment Counsel, Inc. ("TICI"), a Florida corporation with offices in Fort Lauderdale, Florida. The Investment Manager of Templeton Asset Allocation Fund, Templeton Stock Fund, and Templeton International Fund is TICI. The Investment Manager of Templeton Developing Markets Fund is Templeton Asset Management Ltd. ("Templeton Singapore"). The Investment Manager of Franklin Growth Investments Fund is Franklin Advisers, Inc. ("Advisers"). The Investment Manager of Mutual Discovery Investments Fund and Mutual Shares Investments Fund is Franklin Mutual Advisers, Inc. ("Mutual Advisers"). The Investment Managers are indirect wholly owned subsidiaries of Franklin Resources, Inc. ("Resources"), a publicly traded company whose shares are listed on the NYSE.

The Investment Managers provide investment research and portfolio management services, including the selection of securities for the Funds to buy, hold or sell, and the selection of brokers through whom the Fund's portfolio transactions are executed. Their activities are subject to the review and supervision of the Board to whom they render periodic reports of the Funds' investment activities. The Investment Managers are covered by fidelity insurance on their officers, directors and employees for the protection of the Funds.

The Investment Managers also provide management services to numerous other investment companies or funds and accounts pursuant to management agreements with each fund or account. The Investment Managers may give advice and take action with respect to any of the other funds and accounts they manage, or for their own accounts, which may differ from the action taken by an Investment Manager on behalf of a Fund. Similarly, with respect to a Fund, an Investment Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Investment Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund or accounts. Furthermore, the Investment Managers are not obligated to refrain from investing in securities held by a Fund or other funds which they manage or administer. Any transactions for the accounts of the investment Managers and other access persons will be made in compliance with the Trust's Code of Ethics as described in the section "Brokerage Allocation--Summary of Code of Ethics."
The Investment Management Agreements will continue in effect through February 1998 and from year to year thereafter subject to approval annually by the Board of Trustees or by vote of a majority of the outstanding Shares of each Fund (as defined in the 1940 Act) and also, in either event, the approval of a majority of those Trustees who are not parties to the Management Agreements or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

Management  Fees. For  its  services,  Templeton  Money  Market  Fund pays its
Investment Manager a monthly fee equal on an annual basis to 0.35% of its average daily net assets up to $200 million, reduced to 0.30% of such net assets from $200 million up to $1.3 billion and further reduced to 0.25% of such net assets in excess of $1.3 billion. Templeton Bond Fund pays its Investment Manager a monthly fee equal on an annual basis to 0.50% of its average daily net assets up to $200 million, reduced to 0.45% of such net assets from $200 million up to $1.3 billion and further reduced to 0.40% of such net assets in excess of $1.3 billion.

Templeton Asset Allocation Fund pays its Investment Manager a monthly fee equal on an annual basis to 0.65% of its average daily net assets up to $200 million, reduced to 0.585% of such net assets from $200 million up to $1.3 billion and further reduced to 0.52% of such net assets in excess of $1.3 billion.

Templeton Stock and International Funds pay their Investment Manager a monthly fee equal on an annual basis to 0.75% of its average daily net assets up to $200 million, reduced to 0.675% of such net assets from $200 million up to $1.3 billion and further reduced to 0.60% of such net assets in excess of $1.3 billion.

Templeton Developing Markets Fund pays its Investment Manager a monthly fee equal on an annual basis to 1.25% of its average daily net assets.

The Franklin Growth Investments Fund is obligated to pay Advisers a monthly fee, based upon the Fund's average daily net assets, computed at the annual rate of 0.60 of 1% of average daily net assets on the first $200 million of average daily net assets; 0.50% of 1% up to $1.2 billion of average daily net assets; and 0.40 of 1% on average daily net assets in excess of $1.2 billion.

The Mutual Discovery Fund and Mutual Shares Fund are obligated to pay Franklin Mutual a monthly fee, based upon each Fund's average daily net assets, computed at the annual rate of .80 and .60, of 1%, respectively of average daily net assets.

The Investment Managers may determine in advance to limit the management fees or to assume responsibility for the payment of certain operating expenses relating to the operation of any Fund, which may have the effect of decreasing the total expenses and increasing the total return of such Fund. Any such action is voluntary and may be terminated by the Investment Managers at any time unless otherwise indicated.

For the fiscal year ended December 31, 1996, management fees for the Developing Markets Fund, before any advance waiver, totaled $313,283. Under an agreement by the Investment Manager to limit its fees, the Fund paid management fees totaling $293,918.

During the fiscal years ended December 31, 1996, 1995 and 1994, the Funds paid the following investment management fees:

                                                   1996       1995        1994
Templeton Money Market Fund .................    $ 55,132   $ 74,375   $ 88,106
Templeton Bond Fund .........................   $ 162,273  $ 156,062  $ 149,843
Templeton Stock Fund ........................  $2,627,573 $2,102,259 $1,686,602
Templeton Asset Allocation Fund .............  $2,245,898 $1,662,023 $1,186,540
Templeton International Fund ................  $2,445,202 $1,222,834  $ 404,532
Templeton Developing Markets Fund............   $ 293,918

Fund Administrator. Templeton Funds Annuity Company ("TFAC") performs certain administrative functions as Fund Administrator for the Trust. These include preparing and maintaining books, records and tax and financial reports, and monitoring compliance with regulatory requirements. TFAC is a wholly owned and subsidiary of Resources.

For its services, the Fund Administrator receives a monthly fee equal on an annual basis to 0.15% of the combined average daily net assets of the Funds, reduced to 0.135% of the Funds' aggregate net assets in excess of $200 million, further reduced to 0.10% annually of such net assets in excess of $700 million and further reduced to 0.075% annually of such net assets in excess of $1.2 billion. The fee is allocated among the Funds according to their respective average daily net assets. During the fiscal years ended December 31, 1996, 1995, and 1994, the Fund Administrator received fees of $1,801,632, $1,380,760, $1,006,867 respectively.

Custodian. The Chase Manhattan Bank, N.A. serves as Custodian of the Trust's assets, which are maintained at the Custodian's principal office, MetroTech Center, Brooklyn, New York, New York 11245 and at the offices of its branches and agencies throughout the world. The Custodian has entered into agreements with foreign sub-custodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Franklin Growth Investments Fund. The State Street Bank and Trust Company, Atlantic Division, 225 Franklin Street, Boston, MA 02110 acts as custodian for the Mutual Discovery and Mutual Shares Investments Funds. The Custodians, their branches and sub-custodians, generally domestically and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time. The Custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Legal Counsel. Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, is legal counsel for the Trust.

Independent Accountants. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, serves as independent accountants for the Trust. Its audit services comprise examination of the Trust's financial statements and review of the Trust's filings with the Securities and Exchange Commission ("SEC").

Reports to Shareholders. The Trust's fiscal year ends on December 31. Shareholders are provided at least semiannually with reports showing the Funds' portfolios and other information, including an annual report with financial statements audited by independent accountants. Shareholders who would like to receive an interim quarterly report may phone the Fund Information Department at 1-800/DIAL BEN.


BROKERAGE ALLOCATION

The  Investment  Managers  select  brokers  and  dealers to execute the Funds'
portfolio   transactions   in  accordance  with  criteria  set  forth  in  the
management agreement and any directions that the Board may give.

When placing a portfolio transaction, the Investment Managers seek to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by a Fund is negotiated between the Investment Managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Investment Managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Investment Managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Investment Managers may pay certain brokers commissions that are higher than those another broker may charge, if the Investment Mangers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Investment Managers' overall responsibilities to client accounts over which they exercise investment discretion. The services that brokers may provide to the Investment Managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Managers in carrying out their investment advisory responsibilities. These services may not always directly benefit a Fund. They must, however, be of value to the Investment Managers in carrying out their overall responsibilities to their clients.

A Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the Investment Managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Investment Managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the Investment Managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If a Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the Investment Managers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the Investment Managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Managers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund.

During the fiscal years ended December 31, 1996, 1995 and 1994, the Trust paid brokerage commissions totaling $2,594,403, $1,525,000 and $672,000, respectively.

As of December 31, 1996, no Fund owned any securities issued by its regular broker-dealers.

Portfolio Turnover. For reporting purposes, each Fund's portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Funds will vary from year to year, depending on market conditions.

It is anticipated that the rate of portfolio turnover as defined above for Templeton Stock, Asset Allocation, International and Developing Markets Funds will be less than 50%, and for Templeton Bond Fund, Mutual Discovery Investments Fund, Mutual Shares Investments Fund and the Franklin Growth Investments Fund less than 100%, under normal market conditions. Portfolio turnover could be greater in periods of unusual market movement and volatility. Templeton Bond Fund's portfolio turnover rates for the fiscal years ended December 31, 1996 and 1995 were 141.19% and 188.11%, respectively. These rates exceed the anticipated portfolio turnover rate for Templeton Bond Fund as a result of changing interest rates and currency exposure considerations.

Summary of Code of Ethics. Access persons of the Franklin Templeton Group, as defined in the SEC Rule 17(j) under the 1940 Act, who are employees of Franklin Resources, Inc. or their subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

PURCHASE, REDEMPTION AND

PRICING OF SHARES

The Prospectus describes the manner in which a Fund's Shares may be purchased and redeemed. See "How to Buy Shares of the Funds" and "How to Sell Shares of the Funds."
Net asset value per Share is calculated separately for each Fund. Net asset value per Share is determined as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time) every Monday through Friday (exclusive of national business holidays). The Trust's offices will be closed, and net asset value will not be calculated, on those days on which the NYSE is closed, which currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Money Market Fund. Templeton Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which Templeton Money Market Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing Shareholders would receive corresponding less income. The converse would apply during periods of rising interest rates.

In accordance with Rule 2a-7, the Fund is required to (i) maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) purchase only instruments having remaining maturities of 397 days or less; and (iii) invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization, subject to ratification of the investment by the Board of Trustees). If a security is unrated, it must be of comparable quality as determined in accordance with procedures established by the Board of Trustees, including approval or ratification of the security by the Board except in the case of U.S. Government securities. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per Share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per Share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing Shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per Share by using available market quotations.

For the purpose of determining the aggregate net assets of a Fund cash and receivables are valued at their realizable amounts. Interest is recorded as accrued, and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on NASDAQ for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Investment Managers.

Trading in securities on European and Far Eastern exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the NYSE is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. The Funds calculate net asset value per share, and therefore effect sales, redemptions and repurchases of their shares, as of the close of the NYSE once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolios securities used in such calculation and if events occur which materially affect the value of those foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Board of Trustees.

Generally, trading in corporate bonds, U.S. government securities and Money Market Instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of these securities used in computing the net asset value of each class is determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled close of the Exchange that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during such period, then the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board of Trustees, a Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Redemptions in Kind. Redemption proceeds are normally paid in cash; however each Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with rules of the SEC. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset value. If Shares are redeemed in kind, the redeeming Shareholder might incur brokerage costs in converting the assets into cash. Each Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one Shareholder.

The Class 2 Distribution Plan
Each Class 2 of the Trust, except for the Money Market Fund, has adopted a distribution plan or "Rule 12b-1" Plan ("Plan") pursuant to rule 12b-1 of the 1940 Act. Under the Plans, each Fund offering Class 2 shares, except the Templeton Bond Fund, may pay up to a maximum of 0.25% per year of the average daily net assets attributable to their respective Class 2 shares. Under the Templeton Bond Fund's Class 2 Plan, the Templeton Bond Fund may pay up to a maximum of 0.15% per year of the average daily net assets attributable to its Class 2 shares. These fees may be used to compensate the Trust's distributor, Franklin/Templeton Distributors, Inc. ("Distributors"), the Insurance Companies or others for distribution and related services and as a servicing fee.

The terms and provisions of the Plan, including terms and provisions relating to required reports, term, and approval, are consistent with Rule 12b-1. In no event shall the aggregate asset-based sales charges, which include payments made under each plan exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of a management agreement with an Investment Manager, or by vote of a majority of the outstanding shares of the class. Distributors, the Insurance Companies or others may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

A report will be submitted in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and the Board will be furnished with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.


TAX STATUS

Templeton Money Market Fund intends to declare dividends daily and to pay dividends monthly. All other Funds normally intend to pay an annual dividend representing substantially all of their net investment income and to distribute annually any net realized capital gains. By so doing and meeting certain diversification of assets and other requirements of the Internal
Revenue Code of 1986, as amended (the "Code"), and as described in the Prospectus, each Fund intends to qualify as a regulated investment company under the Code. The status of the Funds as regulated investment companies does not involve government supervision or management of their investment practices or policies. As a regulated investment company, each Fund will be relieved of liability for United States federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its Separate Account Shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% excise tax unless the exception described below applies. To avoid the tax if it otherwise applies, a Fund must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar if it is declared by a Fund during October, November, or December of that year to Shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders (a Separate Account) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above will not apply in a given calendar year to a Fund if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts. (For this purpose, any shares of a regulated investment company attributable to an investment not exceeding $250,000 made in connection with the organization of the company is not taken into account.) Accordingly, if this condition regarding the ownership of Shares of each of the Funds is met, the excise tax will be in applicable to that Fund even if the calendar year distribution requirement is not met.

The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess is distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Income received by a Fund from sources within a foreign country may be subject to withholding taxes and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debts securities denominated a foreign currency and on disposition of certain financial contracts and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its Shareholders as ordinary income.

Debt securities purchased by a Fund may be treated for federal income tax purposes as having original issue discount. Original issue discount essentially represents interest for federal income tax purposes and can be defined generally as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not any income is actually received by a Fund, is treated for U.S. federal income tax purposes as ordinary income earned by the Fund, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued but unpaid interest.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest.

Certain options, futures contracts and forward contracts in which the Templeton Stock, Bond, Asset Allocation, Developing Markets and International Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60-40"), except for certain foreign currency gains and losses which will be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

The hedging transactions undertaken by certain of the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund oppositions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to Shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The requirements under the Code relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund may engage in futures and forward currency contracts.

Distributions of any net investment income and of any net realized short term capital gains are treated as ordinary income for tax purposes in the hands of the Separate Account Shareholder. The excess of any net long-term capital gains over net short-term capital losses will, to the extent distributed and designated by the distributing Fund as a capital gain dividend, be treated as long-term capital gains in the hands of the Shareholder regardless of the length of time a Separate Account may have held the Shares.

Reference  is  made  to  the  Prospectus  for  the  applicable   Contract  for
information regarding the federal income tax treatment of distributions to owners of contracts.


DESCRIPTION OF SHARES

The Shares of each Fund have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications, and terms and conditions of redemption, except as follows: all consideration received from the sale of Shares of a Fund, together with all income, earnings, profits and proceeds thereof, belongs to that Fund and is charged with liabilities in respect to that Fund and of that Fund's part of general liabilities of the Trust in the proportion that the total net assets of the Fund bear to the total net assets of all Funds. In addition, Class 2 Shares of each Fund offering Class 2 Shares will bear the expense of the Class 2 Distribution plan as it applies to each Fund. The net asset value of a Share of a class of a Fund is based on the assets belonging to that Fund less the liabilities charged to that class of the Fund, and dividends are paid on Shares of a class of a Fund only out of lawfully available assets belonging to that class of the Fund. In the event of liquidation or dissolution of the Trust, the Shareholders of each Fund will be entitled, out of assets of the Fund available for distributions, to the assets belonging to that particular Fund.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which, under the terms of the Declaration of Trust, are binding only on the property of the Trust, which, under the terms of the Declaration of Trust, are binding only on the property of the Trust. The Declaration of the Trust provides for indemnification out of Trust property for all loss and expense of any Shareholder held personally liable for the obligations of the Trust. The risk of a Shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote.


PERFORMANCE INFORMATION

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation be accompanied by certain standardized performance information computed as required by the SEC. On May 1, 1997, each Fund (except the Money Fund) began offering Class 2 shares and renamed its existing shares as Class 1 shares. Any Class 2 performance shown for the periods prior to May 1, 1997 represents the historical results of Class 1 Shares. Performance of Class 2 shares for the periods after May 1, 1997 reflects Class 2's higher annual fees and expenses resulting from its Rule 12b-1 plan. Historical performance data for Class 2 will generally not be restated to include 12b-1 fees, although the Trust may restate these figures consistent with SEC rules. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

The Trust may, from time to time, include the yield and effective yield of Templeton Money Market Fund or the total return of all Funds in advertisements or reports to Shareholders or prospective investors. Performance information for the Funds will not be advertised unless accompanied by comparable performance information for a separate account to which the Funds offer their Shares.

Current yield for Templeton Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of Templeton Money Market Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective Yield" for Templeton Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = (1 + Base Period Return) 365/7 - 1

                                              6
                          Yield = 2 [(1 + a-b)  - 1]
                                      -------
                                        cd
where:
a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of Shares outstanding during the period that were entitled to receive dividends, and
d = the maximum offering price per Share on the last day of the period.

For the seven-day period ending December 31, 1996, the 7-day annualized yield of Money Market Fund was 4.73% and the effective yield of Money Market Fund was 4.85%.

Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return for periods in excess of one year or the total return for periods less than one year of a hypothetical investment in the Funds over periods of one, five, or ten years (up to the life of a Fund) calculated pursuant to the following formula: P(1+ T)n = ERV (where P = a hypothetical initial payment of $1,000,T = the average annual total return for periods of one year or more or the total return for periods of less than one year, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the maximum initial sales charge and deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The following table shows the average annual total returns for each Fund for the indicated periods ended December 31, 1996:

Fund                                          1 Year Period   5 Year Period    Since Inception
Money Market Fund .......................           4.99%            3.86%            5.09%1
Bond Fund - Class I......................           9.45%            7.07%            8.02%1
Stock Fund - Class I ....................          22.48%           14.45%           13.47%1
Asset Allocation Fund - Class I .........          18.93%           14.01%           12.30%1
International Fund - Class I ............          24.04%             N/A            15.28%2
Developing Markets Fund - Class I .......            N/A              N/A            -5.70%3


1Since inception on August 31, 1988
2Since inception on May 1, 1992
3Since inception on March 4, 1996. Aggregate total return represents the change in value of an investment over the indicated period. Since the fund has existed for less than one year, average annual total returns are not provided.

Performance information for a Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Quotations of yield or total return for a Fund will not take into account charges and deductions against any separate account to which the Funds'
Shares are sold or charges and deductions against variable insurance contracts, although comparable performance information for a separate account will take such charges into account. Performance information for a Fund reflects only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

From time to time, each Fund and the Investment Managers may also refer to the following information:

 (1) The   Investment   Managers'  and  their  affiliates'   market  share  of
international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

 (2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

 (3) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

 (4) The geographic distribution of the Fund's portfolio and the Fund's top ten holdings.

 (5) The gross national product   and   populations,   including   age
characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

 (6) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

 (7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

 (8) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

 (9) Allegorical stories illustrating the importance of persistent long-term investing.

(10) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

(11) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(12) The number of Shareholders in the Fund or the aggregate number of shareholders of the Franklin Templeton Funds or the dollar amount of fund and private account assets under management in advertising materials.

(13) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

(14) Quotations   from  the  Templeton   organization's   founder,   Sir  John
Templeton,**   advocating  the  virtues  of   diversification   and  long-term
investing, including the following:

    o "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."
    o "Diversify by company, by industry and by country."
    o "Always maintain a long-term perspective."
    o "Invest for maximum total real return."
    o "Invest - don't trade or speculate."
    o "Remain flexible and open-minded about types of investment."
    o "Buy low."
    o "When buying stocks, search for bargains among quality stocks."
    o "Buy value, not market trends or the economic outlook."
    o "Diversify. In stocks and bonds, as in much else, there is safety in numbers."
    o "Do your homework or hire wise experts to help you."
    o "Aggressively monitor your investments."
    o "Don't panic."
    o "Learn from your mistakes."
    o "Outperforming the market is a difficult task."
    o "An investor who has all the answers doesn't even understand all the questions."
    o "There's no free lunch."
    o "And now the last principle: Do not be fearful or negative too often."

**Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the Trust's Board on April 15, 1995. He is no longer involved with the investment management process.


FINANCIAL STATEMENTS

The audited financial statements contained in the Trust's Annual Report to Shareholders dated December 31, 1996, including the auditors' report, are incorporated herein by reference. These financial statements do not include information for Class 2, as Class 2 shares were not publicly offered prior to the date of this SAI.


APPENDIX

Description of Bond Ratings
Moody's Investors Service

Aaa: Bonds which are rated Aaa by Moody's Investors Service Inc. ("Moody's") are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "giltedge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with a Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements maybe lacking or maybe characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent  obligations which are speculative in a
high  degree.   Such  issues  are  often  in  default  or  have  other  marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds are regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:
1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic ratings classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation
AAA: Debt rated "AAA" by Standard & Poor's Corporation ("S&P") has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A: Debt rated "A" has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C: Debt rated "BBB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. "BB" indicates that the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC: Debt rated "CCC" has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have to capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C: The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating "CI" is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in payment default. The "D" rating is used when interest payments are not made on the date due even if the applicable grace periods has not expired, unless S&P believe that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Preferred Stock Ratings

Moody's Investors Service
aaa: considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

caa: likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c: lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation
"AAA": This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

"AA": A preferred stock issue rated "AA" also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."
"A": An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

"BBB": An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the "A" category.

"BB", "B", "CCC": Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"CC": The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

"C": The preferred stock rated "C" is a non-paying issue.

"D": A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Commercial Paper Ratings
Moody's Investors Service

The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

o Leading market positions in well-established industries.

o High rates of return on funds employed.

o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable capacity for repayment off shoot-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

Standard & Poor's Corporation

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:
A: Commercial paper rated "A" is regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: Commercial paper rated "A-1" is regarded as having a very strong degree of safety regarding timely payment. A "+" designation is applied to those issues rated "A-1" which possess an overwhelming degree of safety.

A-2: Commercial paper rated "A-2" is regarded as having a strong capacity for timely payment; however, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Commercial paper rated "A-3" is regarded as having a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Commercial paper rated "B" is regarded as having only an adequate capacity for timely payment and such capacity may be damaged by changing conditions or short-term adversities.

C: Commercial paper rated "C" is regarded as having a doubtful capacity for repayment.

D: Commercial paper rated "D" is for a payment default. The "D" rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.





                                                               TVPSF SAI 05/97




Semi Annual

Report

JUNE 30, 1997


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Highlights

PER SHARE OPERATING PERFORMANCE - CLASS 1
(For a share outstanding throughout the period)

                                                SIX MONTHS
                                                  ENDED                               YEAR ENDED DECEMBER 31
                                              JUNE 30, 1997           ------------------------------------------------------
                                               (UNAUDITED)         1996          1995          1994          1993          1992
                                             ----------------    ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period.......       $22.88          $20.83        $16.94        $17.53        $13.33        $12.72
                                                --------        ----- ---     ----- ---     ----- ---     ----- ---     ----- ---
Income from investment operations:
    Net investment income..................          .36             .41           .40           .26           .23           .25
    Net realized and unrealized gain
      (loss)...............................         2.81            3.88          3.80          (.64)         4.23           .64
                                                --------        ----- ---     ----- ---     ----- ---     ----- ---     ----- ---
Total from investment operations...........         3.17            4.29          4.20          (.38)         4.46           .89
                                                --------        ----- ---     ----- ---     ----- ---     ----- ---     ----- ---
Distributions:
    Dividends from net investment income...         (.40)           (.40)         (.27)         (.21)         (.25)         (.28)
    Distributions from net realized
      gains................................        (1.87)          (1.84)         (.04)        --             (.01)        --
                                                 --------       ----- ---     ----- ---     ----- ---     ----- ---     ----- ---
Total distributions........................        (2.27)          (2.24)         (.31)         (.21)         (.26)         (.28)
                                                 --------       ----- ---     ----- ---     ----- ---     ----- ---     ----- ---
Change in net asset value..................          .90            2.05          3.89          (.59)         4.20           .61
                                                --------        ----- ---     ----- ---     ----- ---     ----- ---     ----- ---
Net asset value, end of period.............       $23.78          $22.88        $20.83        $16.94        $17.53        $13.33
                                                ========         ========      ========      ========      ========      ========
TOTAL RETURN*..............................        14.73%          22.48%        25.24%        (2.20)%       34.00%         7.12%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)...........   .  $767,571            $644,366      $498,777      $378,849      $298,392      $166,219
Ratio of expenses to average net assets....          .73%**          .65%          .66%          .73%          .73%          .75%
Ratio of net investment income to average
  net assets...............................         3.40%**         2.06%         2.18%         1.81%         1.88%         2.36%
Portfolio turnover rate....................        15.43%          23.40%        33.93%         5.10%         4.88%         8.10%
Average commission rate paid (per share)...         $.0084          $.0090

*Total return does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Not annualized for periods of less than one year.
**Annualized.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Highlights (continued)

PER SHARE OPERATING PERFORMANCE - CLASS 2
(For a share outstanding throughout the period)

                                                                 FOR THE PERIOD
                                                                   MAY 1, 1997+
                                                                     THROUGH
                                                                  JUNE 30, 1997
                                                                   (UNAUDITED)
                                                                 --------------
Net asset value, beginning of period............................       $21.51
                                                                    ---------
Income from investment operations:
    Net investment income.......................................          .07
    Net realized and unrealized gain............................         2.20
                                                                    ---------
Total from investment operations................................         2.27
                                                                    ---------
Net asset value, end of period..................................       $23.78
                                                                    =========
TOTAL RETURN*...................................................        10.55%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000).................................       $3,511
Ratio of expenses to average net assets.........................       1.16%**
Ratio of net investment income to average net assets............       3.91%**
Portfolio turnover rate.........................................       15.43%
Average commission rate paid (per share)........................       $.0084

*Total return does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Not annualized for periods of less than one year.
**Annualized.
+Commencement of offering of sales.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED)

                    INDUSTRY                            ISSUE                                        SHARES           VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS  89.6%
            APPLIANCES & HOUSEHOLD DURABLES  1.1%
                                    Sony Corp. ..................................                       94,000     $  8,193,526
                                                                                                                   ------------
            AUTOMOBILES  3.3%
                                    Ciadea SA....................................                    1,296,500        5,575,786
                                    Fiat SpA.....................................                    2,058,000        7,399,306
                                    Ford Motor Co. ..............................                      130,000        4,907,500
                                    Volvo AB, B..................................                      290,500        7,773,706
                                                                                                                   ------------
                                                                                                                     25,656,298
                                                                                                                   ------------
            BANKING  8.7%
                                    Banco Bilbao Vizcaya.........................                       73,200        5,946,413
                                    Banco Bradesco SA BBD, ADR...................                      659,800        6,649,789
                                    Banque Nationale de Paris....................                      181,204        7,468,070
                                    Banque Nationale de Paris, ADR, 144A.........                       10,600          436,864
                                    CS Holdings, br. ............................                       40,000        5,135,228
                                    Deutsche Bank AG.............................                      128,000        7,516,027
                                    HSBC Holdings PLC............................                      466,562       14,031,849
                                    National Australia Bank Ltd. ................                      332,376        4,760,705
                                 *  Philippine National Bank.....................                      815,925        5,537,253
                                    PT Bank Bali, fgn. ..........................                      850,500        2,273,129
                                    Unidanmark AS, A.............................                      125,900        7,072,501
                                                                                                                   ------------
                                                                                                                     66,827,828
                                                                                                                   ------------
            BROADCASTING & PUBLISHING  0.7%
                                    News Corp. Ltd. .............................                       96,667          463,475
                                    News Corp. Ltd., ADR.........................                      260,000        5,005,000
                                                                                                                   ------------
                                                                                                                      5,468,475
                                                                                                                   ------------
            BUILDING MATERIALS & COMPONENTS  2.1%
                                    Cie de Saint Gobain..........................                       52,600        7,670,666
                                    Pioneer International Ltd. ..................                    2,273,600        8,789,381
                                                                                                                   ------------
                                                                                                                     16,460,047
                                                                                                                   ------------
            BUSINESS & PUBLIC SERVICES  2.4%
                                    Lex Service PLC..............................                    1,250,000        7,837,349
                                    Waste Management Inc. .......................                      150,000        4,818,750
                                    Wheelabrator Technologies Inc. ..............                      370,000        5,711,875
                                                                                                                   ------------
                                                                                                                     18,367,974
                                                                                                                   ------------
            CHEMICALS  2.7%
                                    Akzo Nobel NV................................                       65,000        8,907,739
                                    Rhone-Poulenc SA, A..........................                      292,716       11,954,301
                                                                                                                   ------------
                                                                                                                     20,862,040
                                                                                                                   ------------
            DATA PROCESSING & REPRODUCTION  2.2%
                                 *  Bay Networks Inc.............................                      217,000        5,764,063
                                 *  Newbridge Networks Corp. ....................                      260,000       11,310,000
                                                                                                                   ------------
                                                                                                                     17,074,063
                                                                                                                   ------------
            ELECTRICAL & ELECTRONICS  5.2%
                                    Alcatel Alsthom SA...........................                      129,835       16,260,582
                                 *  DSC Communications Corp. ....................                      338,600        7,533,850
                                    Hitachi Ltd. ................................                      274,000        3,060,117
                                    Motorola Inc. ...............................                      123,700        9,401,200
                                    Scitex Corp. Ltd. ...........................                      461,400        4,066,088
                                                                                                                   ------------
                                                                                                                     40,321,837
                                                                                                                   ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    INDUSTRY                            ISSUE                                        SHARES           VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS (CONT.)
            ELECTRONIC COMPONENTS & INSTRUMENTS  2.1%
                                    BICC.........................................                    1,400,000     $  4,114,973
                                    Intel Corp. .................................                       87,300       12,380,231
                                                                                                                   ------------
                                                                                                                     16,495,204
                                                                                                                   ------------
            ENERGY SOURCES  2.7%
                                    Societe Elf Aquitane SA......................                       92,520        9,981,398
                                    Total SA, B..................................                       97,135        9,818,128
                                    Transportadora de Gas del Sur SA, ADR, B.....                       77,700          971,250
                                                                                                                   ------------
                                                                                                                     20,770,776
                                                                                                                   ------------
            FINANCIAL SERVICES  2.9%
                                    Axa SA.......................................                      110,830        6,893,046
                                    Federal National Mortgage Association .......                      353,600       15,425,800
                                                                                                                   ------------
                                                                                                                     22,318,846
                                                                                                                   ------------
            FOOD & HOUSEHOLD PRODUCTS  1.7%
                                    Burns Philp & Co. Ltd. ......................                    3,177,503        5,901,948
                                    Oshawa Group Ltd. ...........................                      454,900        6,951,870
                                                                                                                   ------------
                                                                                                                     12,853,818
                                                                                                                   ------------
            FOREST PRODUCTS & PAPER  3.4%
                                 *  Asia Pacific Resources International, A......                      680,000        3,315,000
                                    Assidomaen AB................................                      150,000        4,266,046
                                    Carter Holt Harvey Ltd. .....................                    1,239,126        3,206,791
                                    Enso Gutzeit OY, R...........................                      463,300        4,282,586
                                    Fletcher Challenge Ltd. Forestry Division....                    5,226,124        7,596,678
                                    Stora Kopparbergs Bergslags AB, B............                      225,000        3,664,921
                                                                                                                   ------------
                                                                                                                     26,332,022
                                                                                                                   ------------
            HEALTH & PERSONAL CARE  4.0%
                                    Astra AB, A..................................                      266,664        4,964,077
                                    Astra AB, B..................................                      338,664        5,976,037
                                    Novartis A.G.................................                        6,933       11,079,508
                                    Nycomed ASA, A...............................                      616,200        9,080,063
                                                                                                                   ------------
                                                                                                                     31,099,685
                                                                                                                   ------------
            INDUSTRIAL COMPONENTS  4.0%
                                    BTR PLC......................................                    1,721,500        5,891,326
                                    Exide Corp...................................                      349,100        7,658,381
                                    Goodyear Tire & Rubber Co. ..................                      110,000        6,964,375
                                 *  Graenges AB..................................                      138,000        1,828,582
                                    Madeco Manufacturera de Cobre SA, ADR........                      263,500        6,455,750
                                    Yamato Kogyo Co. Ltd. .......................                      214,000        2,109,938
                                                                                                                   ------------
                                                                                                                     30,908,352
                                                                                                                   ------------
            INSURANCE  7.5%
                                    GIO Australia Holdings Ltd. .................                    3,041,605        9,415,881
                                    HIH Winterthur International Holdings
                                    Ltd. ........................................                    1,659,296        4,009,111
                                    Ing Groep NV.................................                      228,461       10,533,252
                                    Partnerre Ltd. ..............................                      209,000        7,968,125
                                    Reliastar Financial Corp. ...................                      144,000       10,530,000
                                    Torchmark Corp. .............................                       60,000        4,275,000
                                    Zuerich Versicherung, new....................                       28,400       11,297,775
                                                                                                                   ------------
                                                                                                                     58,029,144
                                                                                                                   ------------
            LEISURE & TOURISM  1.7%
                                    Kuoni Reisen Holding AG, B...................                        3,700       12,666,895
                                                                                                                   ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    INDUSTRY                            ISSUE                                        SHARES           VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS (CONT.)
            MERCHANDISING  2.3%
                                    David Jones Ltd. ............................                      104,000     $    145,271
                                    Home Depot Inc. .............................                      110,000        7,583,125
                                    House of Fraser PLC..........................                    1,901,700        5,003,724
                                    Macintosh NV.................................                      143,523        2,858,907
                                    Storehouse PLC...............................                      548,000        1,720,228
                                                                                                                   ------------
                                                                                                                     17,311,255
                                                                                                                   ------------
            METALS & MINING  2.4%
                                    Boehler Uddeholm AG..........................                       86,000        6,669,059
                                    Eramet SA....................................                      127,200        5,865,741
                                    Usinas Siderugicas de Minas Gerais, Sponsored
                                    ADR..........................................                      516,500        5,681,500
                                                                                                                   ------------
                                                                                                                     18,216,300
                                                                                                                   ------------
            MULTI-INDUSTRY  4.5%
                                    DESC SA, B...................................                    1,009,000        7,368,673
                                    DESC SA, C...................................                       10,090           72,797
                                    Hutchison Whampoa Ltd........................                      865,600        7,485,860
                                    Inchcape PLC.................................                    1,619,100        7,630,523
                                    Jardine Matheson Holdings Ltd................                      525,369        3,730,120
                                    Jardine Strategic Holdings Ltd...............                      350,048        1,323,181
                                 *  Jardine Strategic Holdings Ltd., wts.........                       38,894           15,363
                                    La Cemento Nacional CA, GDR..................                          400           83,200
                                    La Cemento Nacional CA, GDR, 144A............                        4,600          956,800
                                    Metro Pacific Corp. MDI......................                   23,184,000        5,010,191
                                    Swire Pacific Ltd., B........................                      353,000          535,380
                                                                                                                   ------------
                                                                                                                     34,212,088
                                                                                                                   ------------
            REAL ESTATE  1.9%
                                    National Health Investors Inc................                      203,500        7,987,375
                                    Summit Properties Inc., REIT.................                      337,000        6,950,625
                                                                                                                   ------------
                                                                                                                     14,938,000
                                                                                                                   ------------
            TELECOMMUNICATIONS  9.6%
                                    Jasmine International Public Co. Ltd.,
                                    fgn..........................................                    4,133,000        3,669,523
                                    Nokia AB, A..................................                      102,100        7,707,515
                                    SPT Telecom AS...............................                       52,600        5,514,987
                                    STET (Sta Finanziaria Telefonica Torino)
                                    SpA..........................................                    2,180,000       12,701,059
                                    Telecom Italia SpA...........................                    3,610,800       11,590,511
                                    Telefonica de Argentina SA, B, ADR...........                      291,000       10,075,875
                                    Telefonica de Espana SA......................                      421,500       12,185,884
                                    Telefonos de Mexico SA, L, ADR...............                      221,800       10,590,950
                                                                                                                   ------------
                                                                                                                     74,036,304
                                                                                                                   ------------
            TEXTILES & APPAREL  1.0%
                                    Dawson International PLC.....................                    3,450,000        4,107,895
                                 *  Fruit of the Loom Inc., A....................                      125,000        3,875,000
                                                                                                                   ------------
                                                                                                                      7,982,895
                                                                                                                   ------------
            TRANSPORTATION  3.2%
                                    Air New Zealand Ltd., B......................                    2,955,000        9,032,339
                                    Helikopter Services Group ASA................                      585,000        7,502,865
                                    Koninklijke Nedlloyd NV......................                      291,500        8,420,220
                                                                                                                   ------------
                                                                                                                     24,955,424
                                                                                                                   ------------


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    INDUSTRY                            ISSUE                                        SHARES           VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS (CONT.)
            UTILITIES ELECTRICAL & GAS  6.3%
                                 *  CEZ..........................................                      100,000     $  2,759,961
                                    Compania Sevillana de Electricidad...........                      275,921        2,846,284
                                    Endesa-Empresa Nacional de Electricidad SA...                      115,000        9,654,225
                                    Evn Energie-Versorgung Niederoesterreich
                                    AG...........................................                       63,600        8,194,072
                                    Hong Kong Electric Holdings Ltd..............                    1,974,500        7,951,725
                                    Iberdrola SA.................................                      706,000        8,911,843
                                    VEBA AG......................................                      140,000        7,907,564
                                                                                                                   ------------
                                                                                                                     48,225,674
                                                                                                                   ------------
            WHOLESALE & INTERNATIONAL TRADE  0.0%
                                    Inchcape Bhd., fgn...........................                       86,000          309,785
                                                                                                                   ------------
                                    TOTAL COMMON STOCKS (COST
                                    $506,283,645)................................                                   690,894,555
                                                                                                                   ------------
                                    PREFERRED STOCKS  2.9%
                                    Jardine Strategic Holdings Ltd., 7.50%,
                                    conv.........................................                    2,831,000        3,496,285
                                    News Corp. Ltd., pfd.........................                      250,067          985,601
                                    News Corp. Ltd., pfd., ADR...................                      130,000        2,031,250
                                    Telebras-Telecomunicacoes Brasileiras SA,
                                    pfd..........................................                  102,000,000       15,529,765
                                                                                                                   ------------
                                    TOTAL PREFERRED STOCKS (COST $7,665,172).....                                    22,042,901
                                                                                                                   ------------

                                                                                                  PRINCIPAL IN
                                                                                                 LOCAL CURRENCY
                                                                                                 --------------
                                    SHORT TERM OBLIGATIONS (COST
                                    $71,156,098)  9.2%
                                    U.S. Treasury Bills, 4.68% to 5.14% with
                                    maturities   to 9/18/97......................    U.S.           71,563,000       71,159,767
                                                                                                                   ------------
                                    TOTAL INVESTMENTS           (COST
                                    $585,104,915)  101.7%........................                                   784,097,223
                                    OTHER ASSETS, LESS LIABILITIES  (1.7%).......                                   (13,014,691)
                                                                                                                   ------------
                                    TOTAL NET ASSETS  100.0%.....................                                  $771,082,532
                                                                                                                   ============

*Non-income producing.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

Assets:
 Investments in securities, at value
  (identified cost $585,104,915)         $784,097,223
 Receivables:
  Fund shares sold                            399,259
  Dividends and interest                    2,893,562
                                         ------------
     Total assets                         787,390,044
                                         ------------
Liabilities:
 Payables:
  Investment securities purchased          15,445,779
 Accrued expenses                             861,733
                                         ------------
     Total liabilities                     16,307,512
                                         ------------
Net assets, at value                     $771,082,532
                                         ============
Net assets consist of:
 Undistributed net investment income     $ 11,953,763
 Net unrealized appreciation              198,992,308
 Accumulated net realized gain             43,657,579
 Net capital paid in on shares of
  beneficial interest                     516,478,882
                                         ------------
Net assets, at value                     $771,082,532
                                         ============
Class 1
 Shares outstanding                        32,273,292
                                         ============
 Net asset value per share
  ($767,571,347 divided
  by 32,273,292)                         $      23.78
                                         ============
Class 2
 Shares outstanding                           147,672
                                         ============
 Net asset value per share ($3,511,185
  divided by 147,672)                    $      23.78
                                         ============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

Investment Income:
 (net of $1,247,612 foreign
  taxes withheld)
 Dividends                      $13,084,380
 Interest                         1,165,111
                                -----------
     Total Income                            $14,249,491
Expenses:
 Management fees (Note 3)         1,886,307
 Administrative fees (Note 3)       349,499
 Distribution fees (Note 3)
  Class 2                               707
 Custodian fees                     179,000
 Reports to shareholders             59,621
 Audit fees                          14,200
 Legal fees (Note 3)                  2,500
 Trustees' fees and expenses         12,750
 Other                                  450
                                -----------
     Total expenses                            2,505,034
                                             -----------
      Net investment income                   11,744,457
Realized and unrealized gain
 (loss):
 Net realized gain (loss) on:
  Investments                    44,240,073
  Foreign currency transactions    (302,161)
                                -----------
                                 43,937,912
 Net unrealized appreciation on
  investments                    41,683,362
                                -----------
Net realized and unrealized gain              85,621,274
                                             -----------
Net increase in net assets
 resulting
 from operations                             $97,365,731
                                             ===========

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
FINANCIAL STATEMENTS (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                  JUNE 30, 1997          YEAR ENDED
                                                                                   (UNAUDITED)        DECEMBER 31, 1996
                                                                                 ----------------     -----------------
Increase in net assets:
 Operations:
  Net investment income........................................................    $ 11,744,457         $  11,586,443
  Net realized gain on investment and foreign currency transactions............      43,937,912            53,364,032
  Net unrealized appreciation..................................................      41,683,362            50,486,029
                                                                                 ----------------     -----------------
     Net increase in net assets resulting from operations......................      97,365,731           115,436,504
                                                                                 ----------------     -----------------
 Distributions to shareholders:
  From net investment income
   Class 1.....................................................................     (11,299,102)           (9,701,533)
  From net realized gain
   Class 1.....................................................................     (53,491,950)          (44,505,784)
 Fund share transactions (Note 2)
   Class 1.....................................................................      90,765,995            84,359,449
   Class 2.....................................................................       3,376,093             --
                                                                                 ----------------     -----------------
     Net increase in net assets................................................     126,716,767           145,588,636
                                                                                 ----------------     -----------------
Net assets:
 Beginning of period...........................................................     644,365,765           498,777,129
                                                                                 ----------------     -----------------
 End of period.................................................................    $771,082,532         $ 644,365,765
                                                                                 ==============       ===============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Variable Products Series Fund (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified investment company consisting of six series (the Funds). The Funds and their investment policies are as follows:

Templeton Stock Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. Templeton International Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Templeton Developing Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers in countries having developing markets. Templeton Asset Allocation Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments. Templeton Bond Fund seeks high current income through a flexible policy of investing primarily in the debt securities of companies, governments and government agencies of various nations throughout the world. Templeton Money Market Fund seeks current income, stability of principal, and liquidity by investing in money market instruments with maturities not exceeding 397 days. The following summarizes the Funds' significant accounting policies.

a. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees. Securities held by Templeton Money Market Fund are valued at amortized cost which approximates value.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Funds. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (unaudited) (continued)

e. REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. At June 30, 1997, all outstanding repurchase agreements held by the Fund had been entered into on that date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. INDEXED SECURITIES:

The Asset Allocation Fund and Bond Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

2. BENEFICIAL SHARES

Effective May 1, 1997, Templeton Stock Fund, Templeton International Fund, Templeton Developing Markets Fund, Templeton Asset Allocation Fund and Templeton Bond Fund offer two classes of shares: Class 1 and Class 2. Outstanding shares before that date were designated as Class 1 shares. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At June 30, 1997, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                                                   TEMPLETON STOCK FUND - CLASS 1
                                                                    -------------------------------------------------------------
                                                                         SIX MONTHS ENDED                      YEAR ENDED
                                                                          JUNE 30, 1997                      DECEMBER 1996
                                                                    --------------------------         --------------------------
                                                                      SHARES         AMOUNT              SHARES         AMOUNT
                                                                    ----------    ------------         ----------    ------------
Shares sold........................................................  2,499,312    $ 56,102,190          4,324,078    $ 89,638,950
Shares issued on reinvestment of distributions.....................  2,970,704      64,791,053          2,791,314      54,207,317
Shares redeemed.................................................... (1,359,232)    (30,127,248)        (2,892,776)    (59,486,818)
                                                                    ----------    ------------         ----------    ------------
Net increase.......................................................  4,110,784    $ 90,765,995          4,222,616    $ 84,359,449
                                                                    ==========    ============         ==========    ============

                                                                         TEMPLETON STOCK
                                                                          FUND - CLASS 2
                                                                    --------------------------
                                                                          FOR THE PERIOD
                                                                       MAY 1, 1997 THROUGH
                                                                          JUNE 30, 1997
                                                                    --------------------------
                                                                      SHARES         AMOUNT
                                                                    ----------    ------------
Shares sold........................................................    149,133      $3,409,140
Shares redeemed....................................................     (1,461)        (33,047)
                                                                    ----------    ------------
Net increase.......................................................    147,672      $3,376,093
                                                                    ==========    ============

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (unaudited) (continued)

                                                                               TEMPLETON INTERNATIONAL FUND - CLASS 1
                                                                    -------------------------------------------------------------
                                                                         SIX MONTHS ENDED                      YEAR ENDED
                                                                          JUNE 30, 1997                      DECEMBER 1996
                                                                    --------------------------         --------------------------
                                                                      SHARES         AMOUNT              SHARES         AMOUNT
                                                                    ----------    ------------         ----------    ------------
Shares sold........................................................  7,201,931    $135,201,804         15,869,480    $256,826,546
Shares issued on reinvestment of distributions.....................  1,502,618      27,527,954            524,440       8,134,054
Shares redeemed.................................................... (2,027,297)    (38,045,425)        (2,621,355)    (43,182,196)
                                                                    ----------    ------------         ----------    ------------
Net increase.......................................................  6,677,252    $124,684,333         13,772,565    $221,778,404
                                                                    ==========    ============         ==========    ============

                                                                     TEMPLETON INTERNATIONAL
                                                                          FUND - CLASS 2
                                                                    --------------------------
                                                                          FOR THE PERIOD
                                                                       MAY 1, 1997 THROUGH
                                                                          JUNE 30, 1997
                                                                    --------------------------
                                                                      SHARES         AMOUNT
                                                                    ----------    ------------
Shares sold........................................................    131,923      $2,560,678
Shares redeemed....................................................       (156)         (3,021)
                                                                    ----------    ------------
Net increase.......................................................    131,767      $2,557,657
                                                                    ==========    ============

                                                                             TEMPLETON DEVELOPING MARKETS FUND - CLASS 1
                                                                    -------------------------------------------------------------
                                                                                                             FOR THE PERIOD
                                                                         SIX MONTHS ENDED                MARCH 4, 1996 THROUGH
                                                                          JUNE 30, 1997                    DECEMBER 31, 1996
                                                                    --------------------------         --------------------------
                                                                      SHARES         AMOUNT              SHARES         AMOUNT
                                                                    ----------    ------------         ----------    ------------
Shares sold........................................................  8,948,411     $88,700,666          7,686,505     $73,253,158
Shares issued on reinvestment of distributions.....................     66,964         696,425                 --              --
Shares redeemed....................................................   (196,031)     (1,953,250)           (25,642)       (238,368)
                                                                    ----------    ------------         ----------    ------------
Net increase.......................................................  8,819,344     $87,443,841          7,660,863     $73,014,790
                                                                    ==========    ============         ==========    ============

                                                                       TEMPLETON DEVELOPING
                                                                      MARKETS FUND - CLASS 2
                                                                    --------------------------
                                                                          FOR THE PERIOD
                                                                       MAY 1, 1997 THROUGH
                                                                          JUNE 30, 1997
                                                                    --------------------------
                                                                      SHARES         AMOUNT
                                                                    ----------    ------------
Shares sold........................................................    323,834      $3,182,045
Shares redeemed....................................................    (12,065)       (117,579)
                                                                    ----------    ------------
Net increase.......................................................    311,769      $3,064,466
                                                                    ==========    ============

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (unaudited) (continued)

                                                                              TEMPLETON ASSET ALLOCATION FUND - CLASS 1
                                                                    -------------------------------------------------------------
                                                                         SIX MONTHS ENDED                      YEAR ENDED
                                                                          JUNE 30, 1997                      DECEMBER 1996
                                                                    --------------------------         --------------------------
                                                                      SHARES         AMOUNT              SHARES         AMOUNT
                                                                    ----------    ------------         ----------    ------------
Shares sold........................................................  2,871,422     $60,381,235          5,028,891     $96,250,257
Shares issued on reinvestment of distributions.....................  2,407,943      49,459,143          1,240,484      22,862,120
Shares redeemed....................................................   (591,253)    (12,378,510)        (1,580,553)    (30,446,888)
                                                                    ----------    ------------         ----------    ------------
Net increase.......................................................  4,688,112     $97,461,868          4,688,822     $88,665,489
                                                                    ==========    ============         ==========    ============

                                                                         TEMPLETON ASSET
                                                                    ALLOCATION FUND - CLASS 2
                                                                    --------------------------
                                                                          FOR THE PERIOD
                                                                       MAY 1, 1997 THROUGH
                                                                          JUNE 30, 1997
                                                                    --------------------------
                                                                      SHARES         AMOUNT
                                                                    ----------    ------------
Shares sold........................................................    102,268      $2,211,427
Shares redeemed....................................................     (1,727)        (37,268)
                                                                    ----------    ------------
Net increase.......................................................    100,541      $2,174,159
                                                                    ==========    ============

                                                                                   TEMPLETON BOND FUND - CLASS 1
                                                                  ---------------------------------------------------------------
                                                                       SIX MONTHS ENDED                       YEAR ENDED
                                                                         JUNE 30, 1997                       DECEMBER 1996
                                                                  ---------------------------         ---------------------------
                                                                    SHARES          AMOUNT              SHARES          AMOUNT
                                                                  -----------    ------------         -----------    ------------
Shares sold......................................................     221,237    $  2,440,743             412,304    $  4,557,713
Shares issued on reinvestment of distributions...................     225,352       2,415,770             323,533       3,413,281
Shares redeemed..................................................    (311,895)     (3,436,722)           (578,367)     (6,386,418)
                                                                   ----------    ------------          ----------    ------------
Net increase.....................................................     134,694    $  1,419,791             157,470    $  1,584,576
                                                                   ==========    ============          ==========    ============

                                                                                    TEMPLETON MONEY MARKET FUND
                                                                  ---------------------------------------------------------------
                                                                       SIX MONTHS ENDED                       YEAR ENDED
                                                                         JUNE 30, 1997                       DECEMBER 1996
                                                                  ---------------------------         ---------------------------
                                                                    SHARES          AMOUNT              SHARES          AMOUNT
                                                                  -----------    ------------         -----------    ------------
Shares sold......................................................  17,267,228    $ 17,267,228          35,278,602    $ 35,278,602
Shares issued on reinvestment of distributions...................     348,951         348,951             708,580         708,580
Shares redeemed.................................................. (20,182,574)    (20,182,574)        (42,624,735)    (42,624,735)
                                                                   ----------    ------------          ----------    ------------
Net decrease.....................................................  (2,566,395)   $ (2,566,395)         (6,637,553)   $ (6,637,553)
                                                                   ==========    ============          ==========    ============

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Councel, Inc. (TICI), the investment manager for all of the funds except Templeton Developing Markets Fund and Templeton Asset Management Ltd.
(TAML), the investment manager for Templeton Developing Markets Fund. In addition, certain officers of the Trust are also officers or directors of Templeton Funds Annuity Company (TFAC) and Franklin Templeton Distributors Inc.
(FTD), the funds' administrative manager and principal underwriter, respectively.

Effective May 1, 1997, Templeton Stock and International Funds each pay a monthly investment management fee, equal on an annual basis, to 0.75% of their average daily net assets up to $200 million, 0.675% of such net assets from $200 million up to $1.3 billion, and 0.60% of such net assets in excess of $1.3 billion, and Templeton Asset Allocation Fund pays a monthly investment management fee, equal on an annual basis, to 0.65% of its average daily net assets up to $200 million, 0.585% of such net assets from $200 million up to $1.3 billion, and 0.52% of such net assets in excess of $1.3 billion. Prior to May 1, 1997, Templeton Stock, International and Asset Allocation Funds each paid a monthly investment management fee, equal on an annual

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (unaudited) (continued)

basis, to 0.50% of their average daily net assets up to $200 million, 0.45% of such net assets from $200 million up to $1.3 billion, and 0.40% of such net assets in excess of $1.3 billion. Templeton Bond Fund pays a monthly investment management fee, equal on an annual basis, to 0.50% of its average daily net assets up to $200 million, 0.45% of such net assets from $200 million up to $1.3 billion, and 0.40% of such net assets in excess of $1.3 billion. Templeton Developing Markets Fund pays a monthly investment management fee, equal on an annual basis to 1.25% of its average daily net assets during the year. Templeton Money Market Fund pays a monthly investment management fee equal on an annual basis to 0.35% of its average daily net assets up to $200 million, 0.30% of such net assets from $200 million up to $1.3 billion, and 0.25% of such net assets in excess of $1.3 billion. Each Fund pays its allocated share of an administrative fee to TFAC equivalent on an annual basis to 0.15% of the combined average daily net assets of the Funds, reduced to 0.135% of such net assets in excess of $200 million, 0.10% of such net assets in excess of $700 million and 0.075% of such net assets in excess of $1.2 billion.

During the period ended June 30, 1997, legal fees of $14,400 were paid to a law firm in which an officer of the Trust is a partner.

Templeton Stock, International, Asset Allocation and Developing Markets Funds reimburse FTD up to 0.25% and Bond Fund reimburses FTD up to 0.15% per year of their average daily net assets of Class 2 shares, for costs incurred in marketing the Funds' shares.

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1997, were as follows:

                                                                                    TEMPLETON         TEMPLETON
                                                                   TEMPLETON        DEVELOPING          ASSET
                                                 TEMPLETON       INTERNATIONAL       MARKETS         ALLOCATION        TEMPLETON
                                                STOCK FUND           FUND              FUND             FUND           BOND FUND
                                               -------------     -------------     ------------     -------------     ------------
Purchases..................................... $ 108,745,087     $ 200,944,769     $ 73,346,167     $ 228,014,566     $ 35,458,494
                                                ============      ============      ===========      ============      ===========
Sales......................................... $  99,871,220     $  86,648,432     $  4,515,265     $ 162,230,786     $ 35,951,319
                                                ============      ============      ===========      ============      ===========

5. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

Templeton International, Asset Allocation, and Bond Funds have been parties to financial instruments with off-balance sheet risks, primarily forward exchange contracts, in order to minimize the impact on the Funds from adverse changes in the relationship between the US Dollar and foreign currencies and interest rates. These instruments involve market risks in excess of the amount recognized on the Statements of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such contracts.

The Funds may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (unaudited) (continued)

As of June 30, 1997, Templeton Asset Allocation Fund had the following forward foreign exchange contracts outstanding:

                                                                                         IN        SETTLEMENT         UNREALIZED
CONTRACTS TO BUY:                                                                   EXCHANGE FOR      DATE            GAIN/(LOSS)
----------------------------------------------------------------------------        ------------   ----------         -----------
   1,251,000 Great British pound............................................   U.S. $ 2,029,757      8/12/97     U.S. $   51,793
                                                                                    -----------                       -----------
                                                                                    -----------
CONTRACTS TO SELL:

  40,635,000 German mark....................................................   U.S. $24,107,862      7/14/97             936,168
  34,300,000 German mark....................................................         20,105,948      9/15/97             325,056
                                                                                    -----------                       -----------
                                                                               U.S. $44,213,810                        1,261,224
                                                                                    ===========
             Net unrealized gain on offsetting forward exchange contracts...                                             324,532
                                                                                                                      -----------
             Unrealized gain on forward exchange contracts..................                                           1,637,549
                                                                                                                      -----------
CONTRACTS TO BUY:

  34,860,000 German mark....................................................   U.S. $20,506,040      7/14/97            (494,513)
     938,700 Great British pound............................................          1,562,185      8/12/97              (1,022)
                                                                                    -----------                       -----------
                                                                               U.S. $22,068,225                         (495,535)
                                                                                    ===========                       -----------
CONTRACTS TO SELL:

   3,129,000 Great British pound............................................   U.S. $ 5,029,555      8/12/97            (174,321)
   2,100,000 Australian dollar..............................................          1,582,831      9/26/97              (4,491)
                                                                                    -----------                       -----------
                                                                               U.S. $ 6,612,386                         (178,812)
                                                                                    ===========                       -----------
             Net unrealized loss on offsetting forward exchange contracts...                                            (635,710)
             Unrealized loss on forward exchange contracts..................                                          (1,310,057)
                                                                                                                      -----------
             Net unrealized gain on forward exchange contracts..............                                     U.S. $  327,492
                                                                                                                      ===========

As of June 30, 1997, Templeton Bond Fund had the following forward foreign exchange contracts outstanding:

                                                                                         IN        SETTLEMENT         UNREALIZED
CONTRACTS TO BUY:                                                                   EXCHANGE FOR      DATE            GAIN/(LOSS)
----------------------------------------------------------------------------        ------------   ----------         -----------
   2,815,000 German mark....................................................   U.S. $ 1,681,249      7/14/97     U.S. $   65,287
   7,500,000 German mark....................................................          4,394,462      9/15/97              69,194
                                                                                    -----------                       -----------
                                                                               U.S.   6,075,711                          134,481
                                                                                    ===========
             Net unrealized gain on offsetting forward exchange contracts...                                             566,957
                                                                                                                      -----------
             Unrealized gain on forward exchange contracts..................                                             701,438
                                                                                                                      -----------
CONTRACTS TO SELL:

     234,000 Great British pound............................................   U.S. $   377,096      8/12/97             (13,070)
     435,000 Australian dollar..............................................            327,872      9/29/97                (930)
                                                                                    -----------                       -----------
                                                                               U.S.     704,968                          (14,000)
                                                                                    ===========                       -----------
             Net unrealized loss on offsetting forward exchange contracts...                                            (559,499)
             Unrealized loss on forward exchange contracts..................                                            (573,499)
                                                                                                                      -----------
             Net unrealized gain on forward exchange contracts..............                                     U.S. $  127,939
                                                                                                                      ===========

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (unaudited) (continued)

6. INCOME TAXES

At December 31, 1996, Templeton Bond Fund had tax basis capital losses of $2,039,250 which may be carried over to offset future capital gains. Such losses expire in 2002.

The cost of securities for federal income tax purposes is the same as that shown in the investment portfolios. At June 30, 1997, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                                     TEMPLETON          TEMPLETON
                                                                   TEMPLETON         DEVELOPING           ASSET
                                                 TEMPLETON       INTERNATIONAL        MARKETS          ALLOCATION       TEMPLETON
                                                STOCK FUND           FUND               FUND              FUND          BOND FUND
                                               -------------     -------------     --------------     -------------     ----------
Unrealized appreciation.......................   220,739,001       199,971,382         15,459,249       174,227,722        206,826
Unrealized depreciation.......................  (21,746,693)      (14,803,493)       (13,730,118)      (13,374,844)      (472,740)
                                                ------------      ------------        -----------      ------------     -----------
Net unrealized appreciation (depreciation).... $ 198,992,308     $ 185,167,889     $    1,729,131     $ 160,852,878     $(265,914)
                                                ============      ============        ===========      ============     ===========

                               TEMPLETON VARIABLE
                                  ANNUITY FUND  - -   1996 ANNUAL REPORT

                             YOUR FUND'S OBJECTIVE:

The Templeton Variable Annuity Fund seeks long-term capital growth through a flexible policy of investing primarily in stocks and debt obligations of companies and governments of any nation.


February 18, 1997

Dear Contract Owner:

We are pleased to bring you the annual report of the Templeton Variable Annuity Fund for the fiscal year ended December 31, 1996. The Fund delivered a total return of 24.71% for the 12 months under review, as discussed in the Performance Summary on page 5. Its benchmark, the unmanaged Morgan Stanley Capital International(R)(1) (MSCI) World Index posted a total return of 14.00% for the same period. The Fund's strong performance versus its benchmark was in part the result of our bottom-up, value style of investing and relative overweighting in markets that performed exceptionally well during the period. You should keep in mind that Fund performance does not reflect expenses associated with the variable contract; had those expenses been included, performance would have been lower.

During 1996, many U.S. stocks rose in value due to subdued inflation, moderate economic growth and strong corporate earnings. The share price of two of


1. A registered trademark of Morgan Stanley and Co., Inc. Total return includes reinvested dividends. One cannot invest directly in an index.


                        TEMPLETON VARIABLE ANNUITY FUND

                      Geographic Distribution on 12/31/96
                           Based on Total Net Assets


                                  [PIE CHART]

Europe 47.6%
North America 22.9%
Asia 10.2%
Australia/New Zealand 10.1%
Latin America 7.4%
Middle East/Africa 0.7%
Short-Term Obligations &
Other Net Assets 1.1%



our largest holdings, Fruit of the Loom Inc. and Federal National Mortgage Assn., appreciated 55.4% and 20.0%, respectively, and had a positive impact on the Fund's performance. The Fund also benefited from the strength of the banking sector, prompting us to sell our holdings of BankAmerica Corp., NationsBank Corp., and Barnett Banks Inc. at a profit. We realized additional gains by selling our shares of Columbia Healthcare Corp. and Aetna Life & Casualty Co. As a result of our sales of domestic equities, our exposure to the U.S. decreased from 31.8% of total net assets on December 31, 1995 to 20.4% at the end of the reporting period.

Most European stocks performed well during the fiscal year. The equity markets of France, Norway, Spain and Sweden delivered impressive returns, helping the Fund's performance because, compared with the MSCI World Index, we were overweighted in all four countries. Among the Fund's ten largest holdings, the share price of Telefonica de Espana SA appreciated more than 65% and Rhone-Poulenc SA 59.5%. Although the Austrian stock market turned in a lackluster performance compared with other European markets, the share price of one of our holdings, Austrian utilities company Evn Energie-Versorgung Niederoesterreich AG, rose 31.7% during the period. This is a good example of how our bottom-up, value style of investing can often help us discover





                         TEMPLETON VARIABLE ANNUITY FUND
                           Top 10 Holdings on 12/31/96
                            Based on Total Net Assets



                                                % of Total
        Company, Industry, Country              Net Assets



        News Corp. Ltd.
        Broadcasting, Australia                    3.3%

        Federal National Mortgage Assn.
        Financial Services, U.S.                   2.9%

        Alcatel Alsthom SA
        Electrical & Electronics, France           2.1%

        Telefonica de Espana SA, ADR
        Telecommunications, Spain                  1.9%

        Evn Energie-Versorgung Niederoesterreich AG
        Utilities - Electrical & Gas, Austria      1.9%

        VEBA AG
        Utilities - Electrical & Gas, Germany      1.8%

        Rhone-Poulenc SA, A
        Chemicals, France                          1.8%

        Fruit of the Loom Inc., A
        Textiles & Apparel, U.S.                   1.8%

        Kuoni Reisen Holding AG, B
        Leisure & Tourism, Switzerland             1.8%

        Akzo Nobel NV
        Chemicals, Netherlands                     1.7%


For a complete list of portfolio holdings, please see page 8 of this report.


companies that tend to perform well regardless of the direction of the overall markets.

Although some Asian stock markets performed poorly in 1996 because of slowing economies and weakening currencies, Hong Kong's equity market gained 37.5% as concerns about China's takeover in 1997 faded, and investors focused on the growth prospects of Hong Kong companies with established operations in China(2) During the period, our holdings of Consolidated Electric Power Asia Ltd. provided a significant gain for the Fund.

Latin American equity markets rebounded strongly in 1996 as a result of improved economic fundamentals and renewed interest from foreign investors. The tele-communications and electric utility industries performed well, and the share price of one of the Fund's holdings, Telebras-Telecomunicacoes Brasileiras SA (Telebras), appreciated nearly 60% during the fiscal year. We believe demand for utility services will continue to increase, and the expected deregulation of the Brazilian telephone industry could provide Telebras with strong growth potential.


2. Price appreciation measured in U.S. dollars, and includes reinvested dividends.




This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

As always, we will strive to build and improve our ability to serve investors while maintaining the traditional values and principles that have served our clients well for so long. We appreciate your participation in the Templeton Variable Annuity Fund and welcome any comments or suggestions you may have.


Sincerely,



/s/ Mark R. Beveridge

Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Variable Annuity Fund



PERFORMANCE SUMMARY



The Templeton Variable Annuity Fund delivered a total return of 24.71% for the one-year period ended December 31, 1996. Total return represents the change in the Fund's share price, as measured by net asset value, and includes reinvestment of dividends and capital gains. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. If they had been included, performance would have been lower. For a complete description of expenses, including any applicable sales charges, please refer to the contract prospectus.

The graph on the following page shows how a $10,000 investment in the Fund since inception has outperformed the unmanaged Morgan Stanley Capital International
(MSCI) World Index.* It also shows how an investment in the Fund over the same period has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index (CPI).** Please remember that the Fund's performance differs from that of an index because an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no management charges or other expenses. Of course, one cannot invest directly in an index.


*The Morgan Stanley Capital International (MSCI) World Index includes approximately 1,500 companies representing the stock markets of 22 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The "average company in the index has a market capitalization of about $3.5 billion.

**The Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought in the U.S.






                                  [LINE CHART]



                         TEMPLETON VARIABLE ANNUITY FUND



Inception:                 2/16/88

   Date   Templeton Variable Annuity Fund     MSCI World Index     CPI

  2/16/88         $10,000                     $10,000             $10,000
  2/29/88         $10,030            2.61%    $10,261    0.12%    $10,012
  3/31/88          $9,890            3.04%    $10,573    0.43%    $10,055
  4/30/88          $9,890            1.28%    $10,708    0.52%    $10,107
  5/31/88          $9,690           -1.98%    $10,496    0.34%    $10,141
  6/30/88          $9,970           -0.12%    $10,484    0.43%    $10,185
  7/31/88          $9,770            1.90%    $10,683    0.42%    $10,228
  8/31/88          $9,730           -5.48%    $10,097    0.42%    $10,271
  9/30/88         $10,170            4.26%    $10,527    0.67%    $10,340
 10/31/88         $10,540            6.67%    $11,230    0.33%    $10,374
 11/30/88         $10,310            3.50%    $11,623    0.08%    $10,382
 12/31/88         $10,371            0.92%    $11,730    0.17%    $10,400
  1/31/89         $11,259            3.64%    $12,157    0.50%    $10,452
  2/28/89         $11,219           -0.61%    $12,082    0.41%    $10,494
  3/31/89         $11,483           -0.62%    $12,008    0.58%    $10,555
  4/30/89         $11,969            2.32%    $12,286    0.65%    $10,624
  5/31/89         $12,020           -2.44%    $11,986    0.57%    $10,684
  6/30/89         $11,989           -1.11%    $11,853    0.24%    $10,710
  7/31/89         $12,993           11.32%    $13,195    0.24%    $10,736
  8/31/89         $13,530           -2.40%    $12,878    0.16%    $10,753
  9/30/89         $13,864            2.84%    $13,244    0.32%    $10,787
 10/31/89         $13,256           -3.32%    $12,804    0.48%    $10,839
 11/30/89         $13,702            4.01%    $13,318    0.24%    $10,865
 12/31/89         $14,053            3.23%    $13,748    0.16%    $10,883
  1/31/90         $13,136           -4.65%    $13,109    1.03%    $10,995
  2/28/90         $13,177           -4.27%    $12,549    0.47%    $11,046
  3/31/90         $13,363           -6.02%    $11,794    0.55%    $11,107
  4/30/90         $13,114           -1.42%    $11,626    0.16%    $11,125
  5/31/90         $14,391           10.55%    $12,853    0.23%    $11,150
  6/30/90         $14,525           -0.70%    $12,763    0.54%    $11,211
  7/31/90         $14,671            0.93%    $12,881    0.38%    $11,253
  8/31/90         $13,239           -9.34%    $11,678    0.92%    $11,357
  9/30/90         $11,963          -10.53%    $10,449    0.84%    $11,452
 10/31/90         $11,900            9.36%    $11,426    0.60%    $11,521
 11/30/90         $12,212           -1.62%    $11,241    0.22%    $11,546
 12/31/90         $12,481            2.11%    $11,479    0.00%    $11,546
  1/31/91         $13,319            3.68%    $11,901    0.60%    $11,616
  2/28/91         $14,220            9.27%    $13,004    0.15%    $11,633
  3/31/91         $14,134           -2.93%    $12,623    0.15%    $11,650
  4/30/91         $14,315            0.80%    $12,724    0.15%    $11,668
  5/31/91         $14,655            2.28%    $13,014    0.30%    $11,703
  6/30/91         $13,805           -6.16%    $12,213    0.29%    $11,737
  7/31/91         $14,804            4.74%    $12,791    0.15%    $11,754
  8/31/91         $15,176           -0.30%    $12,753    0.29%    $11,789
  9/30/91         $15,346            2.64%    $13,090    0.44%    $11,840
 10/31/91         $15,537            1.64%    $13,304    0.15%    $11,858
 11/30/91         $15,112           -4.34%    $12,727    0.29%    $11,893
 12/31/91         $16,610            7.30%    $13,656    0.07%    $11,901
  1/31/92         $16,829           -1.83%    $13,406    0.15%    $11,919
  2/29/92         $17,387           -1.71%    $13,177    0.36%    $11,962
  3/31/92         $16,961           -4.69%    $12,559    0.51%    $12,023
  4/30/92         $17,435            1.41%    $12,736    0.14%    $12,039
  5/31/92         $18,120            4.00%    $13,245    0.14%    $12,056
  6/30/92         $17,723           -3.33%    $12,804    0.36%    $12,100
  7/31/92         $17,822            0.27%    $12,839    0.21%    $12,125
  8/31/92         $17,634            2.45%    $13,154    0.28%    $12,159
  9/30/92         $17,447           -0.90%    $13,035    0.28%    $12,193
 10/31/92         $17,579           -2.69%    $12,685    0.35%    $12,236
 11/30/92         $17,988            1.81%    $12,914    0.14%    $12,253
 12/31/92         $18,311            0.83%    $13,021   -0.07%    $12,244
  1/31/93         $18,702            0.35%    $13,067    0.49%    $12,304
  2/28/93         $19,008            2.39%    $13,379    0.35%    $12,347
  3/31/93         $19,789            5.82%    $14,158    0.35%    $12,391
  4/30/93         $20,095            4.65%    $14,816    0.28%    $12,425
  5/31/93         $20,449            2.32%    $15,160    0.14%    $12,443
  6/30/93         $20,425           -0.82%    $15,036    0.14%    $12,460
  7/31/93         $20,571            2.08%    $15,348    0.00%    $12,460
  8/31/93         $22,245            4.60%    $16,054    0.28%    $12,495
  9/30/93         $22,391           -1.83%    $15,761    0.21%    $12,521
 10/31/93         $23,442            2.77%    $16,197    0.41%    $12,573
 11/30/93         $23,259           -5.64%    $15,284    0.07%    $12,581
 12/31/93         $25,131            4.91%    $16,034    0.00%    $12,581
  1/31/94         $26,522            6.61%    $17,094    0.27%    $12,615
  2/28/94         $25,711           -1.28%    $16,875    0.34%    $12,658
  3/31/94         $24,501           -4.29%    $16,151    0.34%    $12,701
  4/30/94         $24,837            3.11%    $16,653    0.14%    $12,719
  5/31/94         $25,146            0.27%    $16,698    0.07%    $12,728
  6/30/94         $24,300           -0.27%    $16,653    0.34%    $12,771
  7/31/94         $25,468            1.92%    $16,973    0.27%    $12,806
  8/31/94         $26,367            3.02%    $17,486    0.40%    $12,857
  9/30/94         $25,736           -2.61%    $17,029    0.27%    $12,892
 10/31/94         $25,642            2.87%    $17,518    0.07%    $12,901
 11/30/94         $24,555           -4.32%    $16,761    0.13%    $12,917
 12/31/94         $24,099            0.99%    $16,927    0.00%    $12,917
  1/31/95         $23,750           -1.48%    $16,677    0.40%    $12,969
  2/28/95         $24,434            1.48%    $16,923    0.40%    $13,021
  3/31/95         $25,080            4.84%    $17,743    0.33%    $13,064
  4/30/95         $25,989            3.51%    $18,365    0.33%    $13,107
  5/31/95         $26,898            0.87%    $18,525    0.20%    $13,133
  6/30/95         $27,690           -0.01%    $18,523    0.20%    $13,160
  7/31/95         $29,040            5.02%    $19,453    0.00%    $13,160
  8/31/95         $28,776           -2.21%    $19,023    0.26%    $13,194
  9/30/95         $29,670            2.93%    $19,581    0.20%    $13,220
 10/31/95         $28,556           -1.56%    $19,275    0.33%    $13,264
 11/30/95         $29,480            3.49%    $19,948   -0.07%    $13,255
 12/31/95         $30,242            2.94%    $20,534   -0.07%    $13,245
  1/31/96         $31,078            1.83%    $20,910    0.59%    $13,323
  2/29/96         $31,706            0.63%    $21,042    0.32%    $13,366
  3/31/96         $32,774            1.68%    $21,395    0.52%    $13,436
  4/30/96         $33,565            2.37%    $21,902    0.39%    $13,488
  5/31/96         $34,082            0.10%    $21,924    0.19%    $13,514
  6/30/96         $34,615            0.52%    $22,038    0.06%    $13,522
  7/31/96         $32,619           -3.52%    $21,263    0.19%    $13,547
  8/31/96         $33,927            1.17%    $21,511    0.19%    $13,573
  9/30/96         $34,770            3.93%    $22,357    0.32%    $13,617
 10/31/96         $35,218            0.72%    $22,518    0.32%    $13,660
 11/30/96         $37,180            5.62%    $23,783    0.19%    $13,686
 12/31/96         $37,714           -1.58%    $23,407    0.00%    $13,686


Total Return Index Comparison
$10,000 Investment (2/16/88 - 12/31/96)

*Templeton Variable  **MSCI World  ***Consumer
 Annuity Fund(1)       Index(2)       Price Index(3)

1. Total return measures the change in the Fund's net asset value over the period shown, assuming reinvestment of dividends and capital gains. It does not include any variable annuity contract fees and charges, which are described in the Performance Summary. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested dividends.

3. Source: U.S. Bureau of Labor Statistics.

                             Periods Ended 12/31/96




                                               Since
                                               Inception
                         One-Year    Five-Year (2/16/88)


 Cumulative
 Total Return (1)         24.71%     127.05%   277.14%

 Average Annual
 Total Return (2)         24.71%      17.81%    16.14%

 Value of $10,000
 Investment (3)         $12,471     $22,705   $37,714



 One-Year Total Return(4)

        12/31/92    12/31/93   12/31/94    12/31/95    12/31/96
         10.17%      37.24%     -4.06%       25.49%     24.71%

 1.Cumulative total return represents the change in the Fund's net asset value over the periods indicated and assumes reinvestment of dividends and capital gains.

 2.Average annual total return represents the average annual increase in value of an investment and assumes reinvestment of dividends and capital gains.

 3.These figures represent the value of a hypothetical $10,000 investment in the Fund over the specified periods and assume reinvestment of dividends and capital gains.

 4.Total return represents the actual change in value of an investment over the one-year periods ended on the specified dates.

 Note: Total return figures do not include any variable annuity contract fees and charges, which are described in the Performance Summary. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of the countries where investments are made, and shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.







TEMPLETON VARIABLE ANNUITY FUND
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)



                                                                              YEAR ENDED DECEMBER 31
                                                           -----------------------------------------------------------
                                                           1996          1995          1994          1993          1992
                                                          -------       -------       -------       -------       ------

Net asset value, beginning of year                        $ 20.62       $ 17.96       $ 19.50       $ 14.99       $15.20
                                                          -------       -------       -------       -------       ------
Income from investment operations:
   Net investment income                                      .35           .32           .21           .24          .37
   Net realized and unrealized gain (loss)                   4.14          3.89          (.96)         5.31         1.16
                                                          -------       -------       -------       -------       ------
Total from investment operations                             4.49          4.21          (.75)         5.55         1.53
                                                          -------       -------       -------       -------       ------
Distributions:
   Dividends from net investment income                      (.32)         (.20)           --          (.24)        (.39)
   Distributions from net realized gains                    (2.88)        (1.35)         (.79)         (.80)       (1.33)
   Distributions from other sources                            --            --            --            --         (.02)
                                                          -------       -------       -------       -------       ------
Total distributions                                         (3.20)        (1.55)         (.79)        (1.04)       (1.74)
                                                          -------       -------       -------       -------       ------
Change in net asset value                                    1.29          2.66         (1.54)         4.51         (.21)
                                                          -------       -------       -------       -------       ------
Net asset value, end of year                              $ 21.91       $ 20.62       $ 17.96       $ 19.50       $14.99
                                                          =======       =======       =======       =======       ======
TOTAL RETURN*                                              24.71%        25.49%       (4.06)%        37.24%       10.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                             $15,649       $14,120       $12,569       $12,698       $9,258
Ratio of expenses to average net assets                      .96%         1.06%         1.49%         1.37%        1.52%
Ratio of expenses, net of reimbursement, to average
  net assets                                                 .96%         1.00%         1.00%         1.00%        1.00%
Ratio of net investment income to average net assets        1.64%         1.62%         1.09%         1.36%        2.06%
Portfolio turnover rate                                    30.27%        33.64%        19.85%        22.13%       27.86%
Average commission rate paid (per share)                  $  .003




* TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE FUND OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.


                       SEE NOTES TO FINANCIAL STATEMENTS.





TEMPLETON VARIABLE ANNUITY FUND
Investment Portfolio, December 31, 1996

--------------------------------------------------------------------------------



         INDUSTRY                                ISSUE                           COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 93.8%
---------------------------------------------------------------------------------------------------------------------

APPLIANCES & HOUSEHOLD DURABLES: 1.7%
                            Sony Corp.                                             Jpn.             4,000     $    262,154
--------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 3.7%
                            Fiat Spa                                               Itl.            53,800          162,216
                            General Motors Corp.                                   U.S.             4,000          223,000
                            Volvo AB, B                                            Swe.             8,600          189,784
                                                                                                              ------------
                                                                                                                   575,000
--------------------------------------------------------------------------------------------------------------------------
BANKING: 8.1%
                            Bankinter SA                                            Sp.             1,400          217,077
                            Banque Nationale de Paris                               Fr.             3,050          118,118
                            Banque Nationale de Paris, ADR, 144A                    Fr.               700           27,109
                            Deutsche Bank AG                                       Ger.             3,300          154,222
                            HSBC Holdings PLC                                      H.K.            12,488          267,214
                            National Australia Bank Ltd.                           Aus.            14,000          164,693
                            Sparbanken Sverige AB, A, 144A                         Swe.             7,900          135,531
                            Unidanmark AS, A                                       Den.             3,700          191,628
                                                                                                              ------------
                                                                                                                 1,275,592
--------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS: 1.9%
                            Cie de Saint Gobain                                     Fr.             1,300          184,031
                            Pioneer International Ltd.                             Aus.            37,000          110,285
                                                                                                              ------------
                                                                                                                   294,316
--------------------------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES: 2.2%
                            Wheelabrator Technologies Inc.                         U.S.            11,000          178,750
                            WMX Technologies Inc.                                  U.S.             5,000          163,125
                                                                                                              ------------
                                                                                                                   341,875
--------------------------------------------------------------------------------------------------------------------------
CHEMICALS: 4.7%
                            Akzo Nobel NV                                         Neth.             2,000          273,385
                            Rhone-Poulenc SA, A                                     Fr.             8,386          286,111
                            Solvay SA                                              Bel.               300          183,673
                                                                                                              ------------
                                                                                                                   743,169
--------------------------------------------------------------------------------------------------------------------------
DATA PROCESSING & REPRODUCTION: 2.0%
                        *   Bay Networks Inc.                                      U.S.             6,100          127,338
                        *   Newbridge Networks Corp.                               Can.             6,700          189,275
                                                                                                              ------------
                                                                                                                   316,613
--------------------------------------------------------------------------------------------------------------------------







TEMPLETON VARIABLE ANNUITY FUND
Investment Portfolio, December 31, 1996 (cont.)

--------------------------------------------------------------------------------



         INDUSTRY                                ISSUE                           COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS: 5.6%
                            Alcatel Alsthom SA                                      Fr.             4,000     $    321,543
                        *   DSC Communications Corp.                               U.S.             3,400           60,775
                            Hitachi Ltd.                                           Jpn.            15,000          139,884
                            Motorola Inc.                                          U.S.             3,800          233,225
                            Scitex Corp. Ltd.                                      Isl.            12,100          114,950
                                                                                                              ------------
                                                                                                                   870,377
--------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & INSTRUMENTS: 2.8%
                            BICC                                                   U.K.            38,000          180,320
                            Intel Corp.                                            U.S.             2,000          261,875
                                                                                                              ------------
                                                                                                                   442,195
--------------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 4.1%
                            Societe Elf Aquitane SA                                 Fr.             2,600          236,833
                            Total SA, B                                             Fr.             2,862          232,934
                            Transportadora de Gas del Sur SA, ADR, B               Arg.            14,000          171,500
                                                                                                              ------------
                                                                                                                   641,267
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 5.4%
                            AXA SA                                                  Fr.             3,061          194,818
                            Dean Witter Discover & Co.                             U.S.             3,000          198,750
                            Federal National Mortgage Assn.                        U.S.            12,000          447,000
                                                                                                              ------------
                                                                                                                   840,568
--------------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS: 1.7%
                            Burns Philp & Co. Ltd.                                 Aus.            78,550          139,855
                            Chareon Pokphand Feedmill Public Co. Ltd., fgn.       Thai.               500            1,813
                            Nestle SA                                             Swtz.               115          123,463
                                                                                                              ------------
                                                                                                                   265,131
---------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 4.5%
                        *   Asia Pacific Resources International, A               Indo.            20,000          112,500
                            Carter Holt Harvey Ltd.                                N.Z.            44,226          100,362
                        *   Enso OY, R                                             Fin.            12,000           97,304
                            Fletcher Challenge Ltd., Forestry Division             N.Z.           116,365          194,966
                            Stora Kopparbergs Bergslags AB, B                      Swe.            15,000          204,550
                                                                                                              ------------
                                                                                                                   709,682
--------------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE: 4.2%
                            Astra AB, B                                            Swe.             3,600          173,670
                        *   Novartis AG                                           Swtz.               213          243,951
                        *   Nycomed ASA, A                                         Nor.            16,000          244,591
                                                                                                              ------------
                                                                                                                   662,212
--------------------------------------------------------------------------------------------------------------------------






TEMPLETON VARIABLE ANNUITY FUND
Investment Portfolio, December 31, 1996 (cont.)

--------------------------------------------------------------------------------



         INDUSTRY                                ISSUE                           COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------

INDUSTRIAL COMPONENTS: 1.2%
                            Madeco Manufacturera de Cobre SA, ADR                 Chil.             7,500     $    181,875
--------------------------------------------------------------------------------------------------------------------------
INSURANCE: 7.0%
                            GIO Austrailia Holdings Ltd.                           Aus.            85,017          217,594
                            HIH Winterthur International Holdings Ltd.             Aus.            54,065          135,367
                            ING Groep NV                                          Neth.             5,076          182,871
                            Partnerre Ltd.                                         Bmu.             6,000          204,000
                            Reliastar Financial Corp.                              U.S.             3,500          202,125
                            Torchmark Corp.                                        U.S.             3,000          151,500
                                                                                                              ------------
                                                                                                                 1,093,457
--------------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM: 1.8%
                            Kuoni Reisen Holding AG, B                            Swtz.               115          279,230
--------------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 1.3%
                            Home Depot Inc.                                        U.S.             4,000          200,500
--------------------------------------------------------------------------------------------------------------------------
METALS & MINING: 0.9%
                            Boehler Uddeholm AG                                   Aust.             2,000          143,114
--------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 4.8%
                            Hutchison Whampoa Ltd.                                 H.K.            25,500          200,288
                            Jardine Matheson Holdings Ltd.                         H.K.            30,544          201,590
                            La Cemento Nacional CA, GDR                            Ecu.               600          137,400
                            La Cemento Nacional CA, GDR, 144A                      Ecu.               300           68,700
                            Metro Pacific Corp.                                   Phil.           600,000          148,289
                                                                                                              ------------
                                                                                                                   756,267
--------------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 2.7%
                        *   Fastighets AB Tornet, A                                Swe.               790           12,047
                            National Health Investors Inc.                         U.S.             5,000          189,375
                            Summit Properties Inc., REIT                           U.S.             9,700          214,613
                                                                                                              ------------
                                                                                                                   416,035
--------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 10.6%
                            Lucent Technologies Inc.                               U.S.             1,300           60,125
                            Nokia AB, A                                            Fin.             4,200          243,783
                        *   SPT Telecom AS                                         Csk.             1,900          236,574
                            STET (Sta Finanziaria Telefonica Torino) SPA, di
                            Risp                                                   Itl.            79,600          268,939
                            Telecom Italia Spa                                     Itl.            94,400          245,340
                            Telefonica de Argentina SA, B, ADR                     Arg.             3,000           77,625
                            Telefonica de Espana SA, ADR                            Sp.             4,200          290,850
                            Telefonos de Mexico SA, L, ADR                         Mex.             7,300          240,900
                                                                                                              ------------
                                                                                                                 1,664,136
--------------------------------------------------------------------------------------------------------------------------






TEMPLETON VARIABLE ANNUITY FUND
Investment Portfolio, December 31, 1996 (cont.)

--------------------------------------------------------------------------------



         INDUSTRY                                ISSUE                           COUNTRY         SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------------------------------------

TEXTILES & APPAREL: 1.8%
                           *Fruit of the Loom Inc., A                              U.S.             7,457     $    282,434
--------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 1.4%
                            Helikopter Services Group ASA                          Nor.            16,600          216,024
--------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRICAL & GAS: 7.7%
                           *CEZ                                                    Csk.             3,600          129,602
                            Consolidated Electric Power Asia Ltd.                  H.K.           108,300          254,140
                            Endesa-Empresa Nacional de Electricidad SA, ADR         Sp.             3,600          252,000
                            Evn Energie-Versorgung Niederoesterreich AG           Aust.             1,920          288,962
                            VEBA AG                                                Ger.             5,000          287,618
                                                                                                              ------------
                                                                                                                 1,212,322
                                                                                                              ------------
TOTAL COMMON STOCKS (cost $10,849,086)                                                                          14,685,545
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 5.1%
--------------------------------------------------------------------------------------------------------------------------
                            News Corp. Ltd., pfd.                                  Aus.           116,842          520,082
                            Telebras-Telecomunicacoes Brasileiras SA, pfd.        Braz.         2,496,267          192,187
                            Telebras-Telecomunicacoes Brasileiras SA, pfd.,
                            ADR                                                   Braz.             1,000           76,500
                                                                                                              ------------
TOTAL PREFERRED STOCKS (cost $607,265)                                                                             788,769
--------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                   IN
                                                                                                 LOCAL
                                                                                               CURRENCY**
--------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 1.2% (cost $188,331)
--------------------------------------------------------------------------------------------------------------------------
                            U.S. Treasury Bill, 4.87%, 3/06/97                      U.S.          190,000          188,356
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 100.1% (cost $11,644,682)                                                                    15,662,670
OTHER ASSETS, LESS LIABILITIES: (0.1)%                                                                            (13,327)
                                                                                                              ------------
TOTAL NET ASSETS: 100.0%                                                                                       $15,649,343
                                                                                                              ============


 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.





TEMPLETON VARIABLE ANNUITY FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996



Assets:
   Investments in securities, at value
      (identified cost $11,644,682)           $15,662,670
   Dividends receivable                            39,085
                                              ------------
         Total assets                          15,701,755
                                              ------------
Liabilities:
   Accrued expenses                                52,412
                                              ------------
         Total liabilities                         52,412
                                              ------------
Net assets, at value                          $15,649,343
                                              ============
Net assets consist of:
   Undistributed net investment income        $   243,664
   Net unrealized appreciation                  4,017,988
   Accumulated net realized gain                2,904,851
   Net capital paid in on shares of
      beneficial interest                       8,482,840
                                              ------------
Net assets, at value                          $15,649,343
                                              ============
Shares outstanding                                714,416
                                              ============
Net asset value per share
   ($15,649,343 / 714,416)                    $     21.91
                                              ============


STATEMENT OF OPERATIONS
for the year ended December 31, 1996



   Investment income:
      (net of $30,977 foreign
      taxes withheld)
   Dividends                        $  364,114
   Interest                             22,270
                                    -----------
      Total income                               $  386,384
Expenses:
   Management fees (Note 3)             74,375
   Administrative fees (Note 3)         22,315
   Custodian fees                        7,969
   Reports to shareholders               5,200
   Audit fees                           20,500
   Legal fees                           10,000
   Registration and filing fees          1,020
   Other                                   937
                                    -----------
      Total expenses                                142,316
                                                 -----------
         Net investment income                      244,068
Realized and unrealized gain:
   Net realized gain on:
      Investments                    2,905,760
      Foreign currency
        transactions                     2,489
                                    -----------
                                     2,908,249
                                    -----------
   Net unrealized appreciation on:
      Investments                      126,747
      Foreign currency translation
         of other assets and
         liabilities                     1,750
                                    -----------
                                       128,497
                                    -----------
      Net realized and unrealized
         gain                                     3,036,746
                                                 -----------
Net increase in net assets
  resulting from operations                      $3,280,814
                                                 ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.





TEMPLETON VARIABLE ANNUITY FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1996 and 1995



                                                                                     1996                 1995
                                                                               -----------------    -----------------

Increase (decrease) in net assets:
   Operations:
      Net investment income                                                       $   244,068          $   218,775
      Net realized gain on investment and foreign currency transactions             2,908,249            1,942,231
      Net unrealized appreciation                                                     128,497              887,079
                                                                                  -----------          -----------
         Net increase in net assets resulting from operations                       3,280,814            3,048,085
   Distributions to shareholders:
      From net investment income                                                     (215,833)            (137,838)
      From net realized gain                                                       (1,942,495)            (930,408)
   Fund share transactions (Note 2)                                                   407,120             (428,745)
                                                                                  -----------          -----------
         Net increase in net assets                                                 1,529,606            1,551,094
Net assets:
   Beginning of year                                                               14,119,737           12,568,643
                                                                                  -----------          -----------
   End of year                                                                    $15,649,343          $14,119,737
                                                                                  ===========          ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.





TEMPLETON VARIABLE ANNUITY FUND
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Variable Annuity Fund (the Fund) is a Massachusetts business trust and an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth through a flexible policy of investing primarily in stocks and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.





TEMPLETON VARIABLE ANNUITY FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

At December 31, 1996, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:



                                                                          1996                    1995
                                                                  ---------------------   ---------------------
                                                                  SHARES      AMOUNT      SHARES      AMOUNT
                                                                  -------   -----------   -------   -----------


           Shares sold                                              4,369   $    85,896    17,647   $   325,840
           Shares issued on reinvestment of distributions         117,110     2,158,328    64,121     1,068,246
           Shares redeemed                                        (91,811)   (1,837,104)  (96,898)   (1,822,831)
                                                                  -------   -----------   -------   -----------
           Net increase (decrease)                                 29,668   $   407,120   (15,130)  $  (428,745)
                                                                  =======   ===========   =======   ===========


3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors of Templeton Investment Counsel, Inc. (TICI), and Templeton Funds Annuity Company (TFAC), the Fund's investment manager, and administrative manager, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.50% of the average daily net assets of the Fund, reduced to 0.45% of such average daily net assets in excess of $200 million, and to 0.40% of such net assets in excess of $1.3 billion.

The Fund pays to TFAC an administrative fee equivalent to 0.15% of the average daily net assets of the Fund during the year, reduced to 0.135% of such net assets in excess of $200 million, to 0.10% of such net assets in excess of $700 million, and to 0.075% of such assets in excess of $1.2 billion. TFAC has voluntarily agreed to limit the total expenses of the Fund to an annual rate of 1.00% of the Fund's average net assets through the period ended May 1, 1997. The amount of the reimbursement is set forth in the Statement of Operations.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees for the year ended December 31, 1996.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1996 aggregated $4,392,409 and $5,730,445, respectively. The cost of securities for federal income tax purposes is the same as that shown in the Investment Portfolio. Realized gains and losses are reported on an identified cost basis.

At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:



           Unrealized appreciation           $4,397,254
           Unrealized depreciation             (379,266)
                                             ----------
           Net unrealized appreciation       $4,017,988
                                             ==========






TEMPLETON VARIABLE ANNUITY FUND
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Templeton Variable Annuity Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Variable Annuity Fund as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Variable Annuity Fund as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


                                            [McGLADREY & PULLEN, LLP SIGNATURE]

New York, New York
January 31, 1997

SEMI ANNUAL


June 30, 1997


REPORT


TEMPLETON RETIREMENT ANNUITY

- TRA SEPARATE ACCOUNT
- TEMPLETON VARIABLE ANNUITY FUND



[TEMPLETON LOGO]

Franklin Templeton

                           [CELEBRATING 50 YEARS SEAL]

CELEBRATING 50 YEARS

         This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

         In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, annuity unit values and portfolio share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.


TABLE OF CONTENTS

Letter to Shareholders ...................................  1

Performance Summary ......................................  5

Statement of Investments .................................  7

Financial Statements ..................................... 10

Notes to Financial Statements ............................ 12

Templeton Funds Retirement Annuity
Separate Account Financial Statements .................... 14

LETTER TO SHAREHOLDERS


Dear Shareholders:

We are pleased to bring you the semi-annual report of the Templeton Retirement Annuity and the Templeton Variable Annuity Fund for the six months ended June 30, 1997.

During the period under review, stock markets around the world generally performed well. In the U.S., moderate economic growth, benign inflation, and rising corporate earnings supported a strong but volatile equity market. From December 31, 1996 through June 30, 1997, the Dow Jones(R) Industrial Average rose 20.1% and the Standard & Poor's(R) 500 Stock Index rose 20.6%.*

Many European stocks also appreciated in value, as companies there generated healthy profits due to privatization, restructuring, and cost-reduction programs. Switzerland, Spain, Finland, and the Netherlands were among the region's best-performing markets.

Emerging market equities generally experienced substantial gains during the reporting period, with Latin America in particular delivering stellar returns. For example, as measured in U.S. dollars, Brazil's Bovespa Index soared 79.5% and Mexico's Bolsa Index surged 32.9%.* Asian developing markets, however, provided mixed results. The Hong Kong and Indonesian markets advanced, while those in Thailand and the Philippines declined.

It is important to remember, of course, that securities markets always have been -- and always will be -- subject to volatility. No one can predict exactly how they will

*Indices are unmanaged, and price appreciation includes reinvested dividends. One cannot invest directly in an index. Dow Jones Industrial Average's total return is calculated by Wilshire Associates, Inc.

perform in the near future. For this reason, we urge you to exercise patience and focus not on short-term market movements, but on long-term investment goals.

We appreciate your participation in the Templeton Retirement Annuity and the Templeton Variable Annuity Fund and look forward to serving your investment needs in the years to come.

Sincerely,


/s/ Chuck Johnson

Charles E. Johnson
President
Templeton Variable Annuity Fund


/s/ Richard P. Austin

Richard P. Austin
President
Templeton Funds Annuity Company

MANAGER'S DISCUSSION


Your Fund's Objective: The Templeton Variable Annuity Fund seeks long-term capital growth through a flexible policy of investing primarily in stocks and debt obligations of companies and governments of any nation.

During the reporting period, the U.S. economy grew moderately, inflation remained under control, and the U.S. stock market reached record highs. In Europe, most equity markets rose as many companies there reduced costs, invested in new plants and equipment, and implemented programs designed to enhance shareholder value. And strong economic fundamentals, rising corporate profits, and renewed interest from foreign investors contributed to the excellent performance of Latin American markets. Asian stock markets, however, turned in mixed performances. Hong Kong's market advanced 14.7% during the six-month period, and Japanese stocks rallied when exports rose and the country's economy started to recover.(1) But many Thai shares declined in value due to a slowing economy and a weakening currency. Within this environment, the Fund delivered a total return of 14.37% for the period, as discussed in the Performance Summary on page 5. You should keep in mind that Fund performance does not reflect expenses associated with the variable contract; had those expenses been included, performance would have been lower.

Between December 31, 1996 and June 30, 1997, the share price of the Fund's largest holding, Telebras-Telecomunicacoes Brasileiras SA, pfd., rose more than 96%.(2) Our positions in Telefonica de Espana SA, Telmex-Telefonos de Mexico SA, and Telefonica de Argentina SA also contributed to the Fund's performance, as did the appreciable gain in share prices of Volvo AB,B (Sweden), Alcatel Alsthom SA (France), and Newbridge Networks Corp. (Canada). During the six months under review, we initiated a position in AXA SA, a French financial services company operating in Europe, Asia, and North America, and purchased shares of Japanese steelmaker Yamato Kogyo Co. Ltd. and BTR PLC, a diversified industrial products company based in the United Kingdom. In our opinion, these companies offer exciting prospects for growth.

1. Price appreciation is measured in U.S. dollars and includes reinvested dividends.
2. Price appreciation is measured in U.S. dollars.



                            GEOGRAPHIC DISTRIBUTION
                           BASED ON TOTAL NET ASSETS
                                    6/30/97
                                  [PIE CHAR APPEARS HERE]

Europe                                            46.7%

Asia                                               9.5%

North America                                     22.9%

Latin America                                      9.6%

Australia/New Zealand                              8.0%

Middle East/Africa and Short-Term
 Obligations & Other Net Assets                    3.3%


TOP 10 COUNTRIES
REPRESENTED IN THE FUND
6/30/97

                                             % of Total
Country                                      Net Assets
-------------------------------------------------------
United States                                  18.9%

France                                         10.6%

Hong Kong                                       6.0%

Switzerland                                     5.8%

Australia                                       5.1%

Italy                                           4.6%

Spain                                           4.0%

Sweden                                          3.8%

Brazil                                          3.2%

Netherlands                                     3.0%

TOP 10 HOLDINGS
6/30/97

COMPANY,
INDUSTRY,                               % OF TOTAL
COUNTRY                                 NET ASSETS
--------------------------------------------------
Telebras-Telecomunicacoes
Brasileiras SA, pfd.
Telecommunications, Brazil                  3.2%

Kuoni Reisen Holdings AG, B
Leisure & Tourism,
Switzerland                                 2.3%

HSBC Holdings PLC
Banking, Hong Kong                          2.2%

Telefonica de Espana SA, ADR
Telecommunications, Spain                   2.2%

Rhone-Poulenc SA, A
Chemicals, France                           2.0%

Novartis AG
Health & Personal Care,
Switzerland                                 2.0%

Alcatel Alsthom SA
Electrical & Electronics,
France                                      2.0%

Endesa-Empresa Nacional
de Electricidad SA, ADR
Utilities Electrical & Gas,
Spain                                       1.8%

Telecom Italia SpA
Telecommunications, Italy                   1.8%

Newbridge Networks Corp.
Data Processing &
Reproduction, Canada                        1.7%


For a complete list of portfolio holdings, please see page 7 of this report.

Although we are concerned about current stock valuations, we are optimistic about the long-term potential of international equity markets. Our analysts continue to scour the globe looking for out-of-favor securities trading at depressed levels relative to their long-term "normalized" earnings. To us, normalized represents what a company could earn in the middle of a typical economic cycle and requires us to estimate earnings and cash flow for the next five years. We believe that such an approach should produce superior returns over the long term. Of course, it is important to remember that investments in foreign securities involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but higher risks related to the smaller size and lesser liquidity of those markets. These risks are discussed in the prospectus.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

As always, we will strive to build and improve our ability to serve investors while maintaining the traditional values and principles that have served our clients well for so long. We appreciate your participation in the Templeton Variable Annuity Fund and welcome any comments or suggestions you may have.

Sincerely,


/s/ Mark R. Beveridge

Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Variable Annuity Fund

PERFORMANCE SUMMARY


Templeton Variable Annuity Fund provided a total return of 14.37% for the six-month period ended June 30, 1997. Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions by the manager increased returns. Performance data is historical and cannot predict or guarantee future results.

We have always maintained a long-term perspective when managing the Fund, and we encourage you to view your investments in a similar manner. As you can see from the table below, the Fund delivered a cumulative total return of more than 331% since its inception on February 16, 1988.

NOTE: PERFORMANCE REFLECTS THE FUND'S OPERATING EXPENSES, BUT DOES NOT INCLUDE ANY FEES, EXPENSES, OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER. THESE CHARGES AND DEDUCTIONS CAN AFFECT CONTRACT VALUES AND INSURANCE BENEFITS. FOR A COMPLETE DESCRIPTION OF EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES, PLEASE REFER TO THE CONTRACT PROSPECTUS.


TEMPLETON VARIABLE ANNUITY FUND
Periods ended 6/30/97                                                             SINCE
                                                                                INCEPTION
                                                           1-YEAR      5-YEAR   (2/16/88)
-----------------------------------------------------------------------------------------
Average Annual Total Return                                 24.60%      19.47%     16.88%
Cumulative Total Return                                     24.60%     143.37%    331.32%
Value of $10,000 Investment                                $12,460     $24,337    $43,132


                                     6/30/93    6/30/94    6/30/95     6/30/96    6/30/97
------------------------------------------------------------------------------------------
One-Year Total Return                 15.25%     18.98%     13.95%      25.01%     24.60%

Investment return and the value of your principal will go up and down with market conditions, currencies and the economic, social, and political climates of the countries where investments are made. Emerging markets involve similar but higher risks related to the smaller size and lesser liquidity of those markets. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

TEMPLETON VARIABLE ANNUITY FUND
Financial Highlights


                                                     Six months ended                     Year ended December 31,
                                                      June 30, 1997      ---------------------------------------------------------
                                                       (unaudited)         1996        1995        1994        1993        1992
                                                     -----------------------------------------------------------------------------
Per Share Operating Performance
(For a share outstanding throughout the period)
Net asset value, beginning of period..............        $21.91          $20.62      $17.96      $19.50      $14.99      $15.20
                                                          ----------------------------------------------------------------------
Income from investment operations:
  Net investment income...........................           .31             .35         .32         .21         .24         .37
  Net realized and unrealized gain (loss).........          2.47            4.14        3.89        (.96)       5.31        1.16
                                                          ----------------------------------------------------------------------
Total from investment operations..................          2.78            4.49        4.21        (.75)       5.55        1.53
                                                          ----------------------------------------------------------------------
Distributions:
  Dividends from net investment income............          (.35)           (.32)       (.20)                   (.24)       (.39)
  Distributions from net realized gains...........         (4.14)          (2.88)      (1.35)       (.79)       (.80)      (1.33)
  Distributions from other sources................         --              --          --          --          --           (.02)
                                                          -----------------------------------------------------------------------
Total distributions...............................         (4.49)          (3.20)      (1.55)       (.79)      (1.04)      (1.74)
                                                          -----------------------------------------------------------------------
Change in net asset value.........................         (1.71)           1.29        2.66       (1.54)       4.51        (.21)
                                                          -----------------------------------------------------------------------
Net asset value, end of period....................        $20.20          $21.91      $20.62      $17.96      $19.50       $14.99
                                                          -----------------------------------------------------------------------
Total Return*.....................................         14.37%          24.71%      25.49%      (4.06)%     37.24%      10.17%
Ratios /Supplemental Data
Net assets, end of period (000)...................    $16,820            $15,649     $14,120     $12,569     $12,698     $9,258
Ratio of expenses to average net assets...........           .86%**          .96%       1.06%       1.49%       1.37%       1.52%
Ratio of expenses, net of reimbursement, to
  average net assets..............................           .86%**          .96%       1.00%       1.00%       1.00%       1.00%
Ratio of net investment income to average net
  assets..........................................          3.15%**         1.64%       1.62%       1.09%       1.36%       2.06%
Portfolio turnover rate...........................         13.81%          30.27%      33.64%      19.85%      22.13%      27.86%
Average commission rate paid (per share)..........          $.0257          $.0030

 *Total return does not include deductions at the Fund or contract level for costs of insurance charges, premium load, administrative charges, mortality and expense risk charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Not annualized for periods of less than one year.
**Annualized.

TEMPLETON VARIABLE ANNUITY FUND
Investment Portfolio, June 30, 1997 (unaudited)

                    INDUSTRY                                ISSUE                          COUNTRY        SHARES         VALUE
            ---------------------------------------------------------------------------------------------------------------------
                                    Common Stocks  94.0%

            Automobiles  4.6%
                                    Ciadea SA............................................    Arg.           30,900    $   132,890
                                    Fiat SpA.............................................    Itl.           53,800        193,432
                                    General Motors Corp..................................    U.S.            4,000        222,750
                                    Volvo AB, B..........................................    Swe.            8,600        230,134
                                                                                                                     -----------
                                                                                                                          779,206
                                                                                                                      -----------
            Banking  6.2%
                                    Banque Nationale de Paris............................     Fr.            3,050        125,701
                                    Banque Nationale de Paris, ADR, 144A.................     Fr.              700         28,850
                                    Deutsche Bank AG.....................................    Ger.            3,300        193,773
                                    HSBC Holdings Plc....................................    H.K.           12,488        375,577
                                 *  Philippine National Bank.............................   Phil.           17,188        116,642
                                    Unidanmark AS, A.....................................    Den.            3,700        207,850
                                                                                                                      -----------
                                                                                                                        1,048,393
                                                                                                                      -----------
            Broadcasting & Publishing  1.0%
                                    News Corp. Ltd. .....................................    Aus.           44,742        176,344
                                                                                                                      -----------
            Building Materials & Components  2.0%
                                    Cie de Saint Gobain..................................     Fr.            1,300        189,579
                                    Pioneer International Ltd. ..........................    Aus.           37,000        143,036
                                                                                                                      -----------
                                                                                                                          332,615
                                                                                                                      -----------
            Business & Public Services  3.3%
                                    Lex Service Plc......................................    U.K.           32,000        200,636
                                    Waste Management Inc. ...............................    U.S.            5,000        160,625
                                    Wheelabrator Technologies Inc. ......................    U.S.           11,000        169,813
                                                                                                                      -----------
                                                                                                                          531,074
                                                                                                                      -----------
            Chemicals  3.2%
                                    Akzo Nobel NV........................................   Neth.            1,400        191,859
                                    Rhone-Poulenc SA, A..................................     Fr.            8,386        342,478
                                                                                                                      -----------
                                                                                                                          534,337
                                                                                                                      -----------
            Data Processing & Reproduction  2.7%
                                 *  Bay Networks Inc. ...................................    U.S.            6,100        162,031
                                 *  Newbridge Networks Corp. ............................    Can.            6,700        291,450
                                                                                                                      -----------
                                                                                                                          453,481
                                                                                                                      -----------
            Electrical & Electronics  5.4%
                                    Alcatel Alsthom SA...................................     Fr.            2,700        338,149
                                 *  DSC Communications Corp. ............................    U.S.            8,100        180,225
                                    Motorola Inc. .......................................    U.S.            3,800        288,800
                                    Scitex Corp. Ltd. ...................................    Isl.           12,100        106,631
                                                                                                                      -----------
                                                                                                                          913,805
                                                                                                                      -----------
            Electronic Components & Instruments  2.5%
                                    BICC.................................................    U.K.           38,000        111,691
                                    Intel Corp. .........................................    U.S.            2,000        283,625
                                                                                                                      -----------
                                                                                                                          395,316
                                                                                                                      -----------
            Energy Sources  4.4%
                                    Societe Elf Aquitane SA..............................     Fr.            2,600        280,497
                                    Total SA, B..........................................     Fr.            2,862        289,283
                                    Transportadora de Gas del Sur SA, ADR, B.............    Arg.           14,000        175,000
                                                                                                                      -----------
                                                                                                                          744,780
                                                                                                                      -----------
            Financial Services  2.5%
                                    AXA SA...............................................     Fr.            3,061        190,377
                                    Federal National Mortgage Association ...............    U.S.            5,300        231,213
                                                                                                                      -----------
                                                                                                                          421,590
                                                                                                                      -----------

TEMPLETON VARIABLE ANNUITY FUND
Investment Portfolio, June 30, 1997 (unaudited) (continued)

                    INDUSTRY                                ISSUE                          COUNTRY        SHARES         VALUE
            ---------------------------------------------------------------------------------------------------------------------
                                    Common Stocks (cont.)
            Food & Household Products  1.9%
                                    Burns Philp & Co. Ltd. ..............................    Aus.           78,550    $   145,900
                                    Oshawa Group Ltd. (The)..............................    Can.           11,100        165,984
                                                                                                                      -----------
                                                                                                                          311,884
                                                                                                                      -----------
            Forest Products & Paper  4.4%
                                 *  Asia Pacific Resources International, A..............   Indo.           20,000         97,500
                                    Carter Holt Harvey Ltd. .............................    N.Z.           44,226        114,455
                                    Enso OY, R...........................................    Fin.           12,000        110,924
                                    Fletcher Challenge Ltd., Forestry Division...........    N.Z.          118,728        172,583
                                    Stora Kopparbergs Bergslags AB, B....................    Swe.           15,000        244,328
                                                                                                                      -----------
                                                                                                                          739,790
                                                                                                                      -----------
            Health & Personal Care  4.4%
                                    Astra AB, B..........................................    Swe.            9,600        169,401
                                    Novartis AG..........................................   Swtz.              213        340,392
                                    Nycomed ASA, A.......................................    Nor.           16,000        235,769
                                                                                                                      -----------
                                                                                                                          745,562
                                                                                                                      -----------
            Industrial Components  4.1%
                                    BTR Plc..............................................    U.K.           41,500        142,022
                                    Exide Corp. .........................................    U.S.            8,300        182,081
                                    Madeco Manufacturera de Cobre, SA ADR................   Chil.            7,500        183,750
                                    Yamato Kogyo Co. Ltd.  ..............................    Jpn.           19,000        187,331
                                                                                                                      -----------
                                                                                                                          695,184
                                                                                                                      -----------
            Insurance  9.3%
                                    GIO Australia Holdings Ltd.  ........................    Aus.           85,310        264,093
                                    HIH Winterthur International Holdings Ltd.  .........    Aus.           55,469        134,022
                                    Ing Groep NV.........................................   Neth.            5,076        234,030
                                    Partnerre Ltd. ......................................    Bmu.            6,000        228,750
                                    Reliastar Financial Corp.  ..........................    U.S.            3,500        255,938
                                    Torchmark Corp. .....................................    U.S.            3,000        213,750
                                    Zuerich Versicherung, new............................   Swtz.              600        238,685
                                                                                                                      -----------
                                                                                                                        1,569,268
                                                                                                                      -----------
            Leisure & Tourism  2.3%
                                    Kuoni Reisen Holding AG, B...........................   Swtz.              115        393,701
                                                                                                                      -----------
            Merchandising  2.1%
                                    Home Depot Inc. .....................................    U.S.            4,000        275,750
                                    Macintosh NV.........................................   Neth.            4,247         84,598
                                                                                                                      -----------
                                                                                                                          360,348
                                                                                                                      -----------
            Metals & Mining  0.9%
                                    Boehler Uddeholm AG..................................   Aust.            2,000        155,094
                                                                                                                      -----------
            Multi-Industry  5.3%
                                    DESC SA, B...........................................    Mex.           18,000        131,452
                                    DESC SA, C...........................................    Mex.              180          1,299
                                    Hutchison Whampoa Ltd. ..............................    H.K.           25,500        220,528
                                    Jardine Matheson Holdings Ltd. ......................    H.K.           31,310        222,301
                                    La Cemento Nacional CA, GDR..........................    Ecu.              600        124,800
                                    La Cemento Nacional CA, GDR, 144A....................    Ecu.              300         62,400
                                    Metro Pacific Corp. .................................   Phil.          600,000        129,663
                                                                                                                      -----------
                                                                                                                          892,443
                                                                                                                      -----------
            Real Estate  2.4%
                                    National Health Investors Inc. ......................    U.S.            5,000        196,250
                                    Summit Properties Inc., REIT.........................    U.S.            9,700        200,063
                                                                                                                      -----------
                                                                                                                          396,313
                                                                                                                      -----------


TEMPLETON VARIABLE ANNUITY FUND
Investment Portfolio, June 30, 1997 (unaudited) (continued)

                    INDUSTRY                                ISSUE                          COUNTRY        SHARES         VALUE
            ---------------------------------------------------------------------------------------------------------------------
                                    Common Stocks (cont.)
            Telecommunications  9.0%
                                    Jasmine International Public Co. Ltd., fgn. .........   Thai.           98,000    $    87,010
                                    Nokia AB, A..........................................    Fin.            2,600        196,273
                                    STET (Sta Finanziaria Telefonica Torino) SpA, di
                                    Risp.................................................    Itl.           79,600        275,701
                                    Telecom Italia SpA...................................    Itl.           94,400        303,020
                                    Telefonica de Argentina SA, B, ADR...................    Arg.            3,000        103,875
                                    Telefonica de Espana SA, ADR.........................     Sp.            4,200        362,250
                                    Telmex-Telefonos de Mexico SA, L, ADR................    Mex.            4,000        191,000
                                                                                                                      -----------
                                                                                                                        1,519,129
                                                                                                                      -----------
            Textiles & Apparel  0.9%
                                 *  Fruit of the Loom Inc., A............................    U.S.            5,057        156,767
                                                                                                                      -----------
            Transportation  2.5%
                                    Air New Zealand Ltd., B..............................    N.Z.           69,000        210,907
                                    Helikopter Services Group ASA........................    Nor.           16,600        212,902
                                                                                                                      -----------
                                                                                                                          423,809
                                                                                                                      -----------
            Utilities Electrical & Gas  6.7%
                                 *  CEZ..................................................    Csk.            3,600         99,359
                                    Endesa-Empresa Nacional de Electricidad SA, ADR......     Sp.            3,600        306,224
                                    Evn Energie-Versorgung Niederoesterreich AG..........   Aust.            1,920        247,368
                                    Hong Kong Electric Holdings Ltd. ....................    H.K.           47,000        189,279
                                    VEBA AG..............................................    Ger.            5,000        282,413
                                                                                                                      -----------
                                                                                                                        1,124,643
                                                                                                                      -----------
                                    Total Common Stocks (Cost $11,411,875)...............                              15,814,876
                                                                                                                      ===========
                                    Preferred Stocks  3.2%
                                    Telebras-Telecomunicacoes Brasileiras SA, pfd ADR....   Braz.            1,000        151,750
                                    Telebras-Telecomunicacoes Brasileiras SA, pfd. ......   Braz.        2,496,267        378,654
                                                                                                                      -----------
                                    Total Preferred Stocks (Cost $85,692)................                                 530,404
                                                                                                                      ===========
                                                                                                        PRINCIPAL IN
                                                                                                      LOCAL CURRENCY**
                                                                                                      ---------------
                                    Short Term Obligations (Cost $331,142)  2.0%
                                    U.S. Treasury Bill, 4.725% to 5.080% with maturities
                                    to 9/25/97...........................................    U.S.          334,000        331,151
                                                                                                                      -----------
                                    Total Investments: (Cost $11,828,709)  99.2%.........                              16,676,431
                                    Other Assets, less liabilities  0.8%.................                                 143,916
                                                                                                                      -----------
                                    Total Net Assets:  100.0%............................                             $16,820,347
                                                                                                                      ===========

*Non-income producing.
**Currency of countries indicated.

                      See Notes to Financial Statements.

TEMPLETON VARIABLE ANNUITY FUND
Financial Statements

Statement of Assets and Liabilities
June 30, 1997 (unaudited)

Assets:
 Investments in securities, at value
  (identified cost $11,828,709)           $16,676,431
 Receivables:
  Investment securities sold                  124,742
  Dividends and interest                       64,456
                                          --------------
     Total assets                          16,865,629
                                          --------------
Liabilities:
 Accrued expenses                              45,282
                                          --------------
     Total liabilities                         45,282
                                          --------------
Net assets, at value                       16,820,347
                                          ==============
Net assets consist of:
 Undistributed net investment income      $   248,292
 Net unrealized appreciation                4,845,217
 Accumulated net realized gain              1,089,001
 Net capital paid in on shares of
  beneficial interest                      10,637,837
                                          --------------
Net assets, at value                      $16,820,347
                                          ==============
Shares outstanding                            832,692
                                          ==============
 Net asset value per share
  ($16,820,347 / 832,692 shares
  outstanding)                            $     20.20
                                          ==============
 Statement of Operations
for the six months ended June 30, 1997 (unaudited)

Investment income:
 (net of $25,068 foreign taxes
  withheld)
 Dividends                         $312,017
 Interest                             7,051
                                   ------------
     Total income                            $  319,068
Expenses:
 Management fees (Note 3)            39,758
 Administrative fees (Note 3)        11,929
 Custodian fees                       4,140
 Reports to shareholders              2,350
 Audit fees                           5,500
 Legal fees (Note 3)                  3,600
 Registration and filing fees           450
 Other                                  498
                                   ------------
     Total expenses                              68,225
                                             ------------
      Net investment income                     250,843
Realized and unrealized gain (loss):
 Net realized gain on:
   Investments                     1,087,655
   Foreign currency transactions      5,353
                                   ------------
                                   1,093,008
                                   ------------
 Net unrealized appreciation
  (depreciation) on:
   Investments                      829,734
   Foreign currency translation of
     other assets and liabilities    (2,505)
                                   ------------
                                    827,229
                                   ------------
Net realized and unrealized gain              1,920,237
                                             ------------
Net increase in net assets
 resulting from operations                   $2,171,080
                                             ============

                      See Notes to Financial Statements.

TEMPLETON VARIABLE ANNUITY FUND
Financial Statements (continued)

Statements of Changes in Net Assets

                                                                                Six months ended
                                                                                 June 30, 1997          Year ended
                                                                                  (unaudited)        December 31, 1996
                                                                                --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income........................................................   $    250,843          $   244,068
  Net realized gain on investments and foreign currency transactions...........      1,093,008            2,908,249
  Net unrealized appreciation..................................................        827,229              128,497
                                                                                --------------------------------------
     Net increase in net assets resulting from operations......................      2,171,080            3,280,814
                                                                                --------------------------------------
 Distributions to shareholders:
  From net investment income...................................................       (246,215)            (215,833)
  From net realized gain.......................................................     (2,908,858)          (1,942,495)
 Fund share transactions (Note 2)..............................................      2,154,997              407,120
                                                                                --------------------------------------
     Net increase in net assets................................................      1,171,004            1,529,606
Net assets:
 Beginning of period...........................................................     15,649,343           14,119,737
                                                                                --------------------------------------
 End of period.................................................................   $ 16,820,347          $15,649,343
                                                                                ======================================


                      See Notes to Financial Statements.

TEMPLETON VARIABLE ANNUITY FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Variable Annuity Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Shares of the Fund are only sold to Templeton Funds Annuity Company to fund the benefits of Templeton Retirement Annuities and Templeton Immediate Variable Annuities. The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

a. Securities Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of the changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON VARIABLE ANNUITY FUND
Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL SHARES

At June 30, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                              Six months ended                  Year ended
                                                                                June 30, 1997                December 31, 1996
                                                                            -----------------------------------------------------
                                                                            Shares       Amount            Shares       Amount
                                                                            -----------------------------------------------------
Shares sold................................................................   2,279    $   52,451            4,369    $    85,896
Shares issued on reinvestment of distributions............................. 169,173     3,155,074          117,110      2,158,328
Shares redeemed............................................................ (53,176)   (1,052,528)         (91,811)    (1,837,104)
                                                                            -----------------------------------------------------
Net increase............................................................... 118,276    $2,154,997           29,668    $   407,120
                                                                            =====================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), and Templeton Funds Annuity Company (TFAC), the funds investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows: 0.50% of the first $200 million, reduced to 0.45% in excess of $200 million, and to 0.40% in excess of $1.3 billion. The Fund pays an administrative fee to TFAC based on the Fund's average daily net assets as follows: 0.15% of the first $200 million, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% in excess of $1.2 billion. TFAC agreed in advance to limit the total expenses of the Fund to an annual rate of 1.00% of the Fund's average net assets through the period ending May 1, 1998.

During the period ended June 30, 1997 , legal fees of $3,600 were paid to a law firm in which an officer of the Company is a partner.

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1997 aggregated $2,154,948 and $3,201,636, respectively.

5. INCOME TAXES

At June 30, 1997, the net unrealized appreciation based on cost of investments for income tax purposes of $11,828,709 was as follows:

Unrealized appreciation.......................................  $5,425,684
Unrealized depreciation.......................................    (577,962)
                                                                --------------
Net unrealized appreciation...................................  $4,847,722
                                                                ==============

                                         FORM N-14

PART C.     OTHER INFORMATION

      Item 15.    INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

      Item 16. EXHIBITS (Incorporated by reference to prior filings, except as noted)

                  (1)   Declaration of Trust
                        Filing:  Registration Statement of Registrant on
                        Form N-1A
                        File No. 33-20313
                        Filing Date: February 28, 1988


                  (2)   By-laws
                        Filing:  Registration Statement of Registrant on
                        Form N-1A
                        File No. 33-20313
                        Filing Date: February 28, 1988

                  (3) Copies of any voting trust agreement with respect to more than five percent of any class of equity securities of Registrant;

                        Not Applicable

                  (4) Form of Agreement Plan of Reorganization are includede in this Registration Statement as Exhibit A to the Prospectus/Proxy Statement

                  (5) Specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

                        Not Applicable

                  (6) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

            (a)         Amended and Restated Investment Management
                        Agreement for Templeton Money Market Fund and Templeton Bond Fund
                        Filing: Post Effective Amendment No. 9 Registration Statement of Registrant on Form N-1A
                        File No. 33-20313
                        Filing Date: February 27, 1995

            (b) Form of Investment Management Agreement for Templeton Developing Markets Fund
                        Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                        File No. 33-20313
                        Filing Date:  February 16, 1996

            (c) Form of Investment Management Agreement between Registrant on behalf of the Templeton Asset Allocation Fund and Templeton Investment Counsel, Inc.
                        Filing: Post-Effective Amendment No. 14 to Registration Statement of Registrant on Form N-1A
                        File No. 33-20313
                        Filing Date:  February 14, 1997

            (d) Form of Investment Management Agreement between Registrant on behalf of the Templeton Stock Fund and Templeton Investment Counsel, Inc.
                        Filing:  Post-Effective Amendment No. 14 to
                        Registration Statement of Registrant on Form N-1A File No. 33-20313
                        Filing Date:  February 14, 1997

            (e) Form of Investment Management Agreement between Registrant on behalf of the Templeton International
                        Fund and Templeton Investment Counsel, Inc.
                        Filing: Post-Effective Amendment No. 14 to Registration Statement of Registrant on Form N-1A
                        File No. 33-20313
                        Filing Date:  February 14, 1997

            (f) Form of Investment Management Agreement between Registrant on behalf of Franklin Growth Investment
                        Fund and Franklin Advisers, Inc.
                        Filing: Post-Effective Amendment No. 14 to Registration Statement of Registrant on Form N-1A
                        File No. 33-20313
                        Filing Date:  February 14, 1997

            (g) Form of Investment Management Agreement between Registrant on behalf of the Mutual Discovery Investments Fund and Franklin Mutual Advisers, Inc.
                        Filing:  Post-Effective Amendment No. 14 to
                        Registration Statement of Registrant on Form N-1A File No. 33-20313
                        Filing Date:  February 14, 1997

            (h) Form of Investment Management Agreement between Registrant on behalf of the Mutual Shares Investments Fund and Franklin Mutual Advisers, Inc.
                        Filing: Post-Effective Amendment No. 14 to Registration Statement of Registrant on Form N-1A
                        File No. 33-20313
                        Filing Date:  February 14, 1997

                  (7) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

            (a)         Amended and Restated Distribution Agreement
                        Filing: Post-Effective Amendment No.10 to Registration Statement of Registrant on Form N-1A
                        File No. 33-20313
                        Filing Date: December 22, 1995

                  (8) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the capacity Registrant in their as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

                        Not Applicable

                  (9) Copies of all custodian agreements and depository contracts under Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including schedule of remuneration;

            (a)         Amended and Restated Custodian Agreement
                        Filing: Post-Effective Amendment No.13 to Registration Statement of Registrant on Form N-1A
                        File No. 33-20313
                        Filing Date:  April 12, 1996

            (b) Form of Custody Agreement between Registrant on behalf of Mutual Discovery Investments Fund and Mutual Shares Investments Fund, and the State Street Bank and Trust
                        Filing: Post-Effective Amendment No. 14 to Registration Statement of Registrant on Form N-1A
                        File No. 33-20313
                        Filing Date:  February 14, 1997

            (c) Form of Master Custody Agreement between the Registrant on behalf of Franklin Growth Investments Fund and the Bank Of New York
                        Filing: Post-Effective Amendment No. 14 to Registration Statement of Registrant on Form N-1A
                        File No. 33-20313
                        Filing Date:  February 14, 1997

                  (10) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan;

          (a) Form of Distribution Plan between the Registrant on behalf Of Templeton Asset Allocation Fund, Templeton Bond Fund, Templeton Developing Markets Fund, Templeton International Fund, Templeton Stock Fund, Franklin Growth Investments Fund, Mutual Shares Investments Fund, Mutual Discovery Investments Fund And Franklin Templeton Distributors
                        Filing:  Post-effective Amendment No. 14 To
                        Registration Statement of Registrant on Form N-1A
                        File No. 33-20313
                        Filing Date:  February 14, 1997


                  (11) An opinion and consent of counsel as to the legality of the securities being registered indicating whether they will when sold be legally issued, fully paid and nonassessable;

           (a)          Opinion of Counsel - October 24, 1997 (filed herewith)


                  (12) An opinion, and consent to its use, of counsel, supporting the tax matters and consequences to shareholders;

           (a)          Opinion of Counsel - October 24, 1997 (filed herewith)

                  (13) Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;


           (a)          Form of Amended and Restated Business Management
                        Agreement
                        Filing: Post-Effective Amendment No.12 to Registration Statement of Registrant on Form N-1A
                        File No. 33-20313
                        Filing Date:  February 16, 1996

           (b)          Form of Fund Administration Agreement between
                        Registrant and Templeton Funds Annuity Company
                        Filing: Post-Effective Amendment No. 14 to Registration Statement of Registrant on Form N-1A
                        File No. 33-20313
                        Filing Date:  February 14, 1997


                  (14) Copies of any other opinions, appraisals or rulings, and consents to their use relied on in preparing the Registration Statement;

            (a) Consent of independent auditors October 22, 1997 (filed herewith)

                  (15)  All financial statements omitted pursuant to Item
                        14(a)(1);

                        Not Applicable

                  (16)  Power of Attorney

           (a) Power of attorney from Officers and Directors of the Registrant executed December 12, 1996.
                        Filing: Post-Effective Amendment No. 14 to Registration Statement of Registrant on Form N-1A
                        File No. 33-20313
                        Filing Date: Feburary 14, 1997

                  (17) Any additional exhibits which the Registrant may which to file;

                        Not Applicable



Item 17.    UNDERTAKINGS

          (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering for them.

                                               SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of San Mateo and State of California, on the ________ day of October, 1997.

__________________________________  By: ___________________________________
      Registrant                          (Signature and Title)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                                          ------------------------------------
                                          Signature

                                          ------------------------------------
                                          Title


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 30th day of April, 1997.



                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

                             By: /s/Charles E. Johnson*
                          Charles E. Johnson, President

                            *By:/s/ Karen L. Skidmore
                                Karen L. Skidmore
                               as attorney-in-fact


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Charles E. Johnson*             Principal Executive Officer and Trustee
Charles E. Johnson              Dated:  April 30,1997

Fred R. Millsaps*               Trustee
Fred R. Millsaps                Dated: April 30, 1997

Edith E. Holiday*               Trustee
Edith E. Holiday                Dated: April 30, 1997

Betty P. Krahmer*               Trustee
Betty P. Krahmer                Dated: April 30, 1997

Charles B. Johnson*             Trustee
Charles B. Johnson              Dated: April 30, 1997

Harris J. Aston*                Trustee
Harris J. Ashton                Dated: April 30, 1997

S. Joseph Fortunato*            Trustee
S. Joseph Fortunato             Dated: April 30, 1997

Andrew H. Hines, Jr.*           Trustee
Andrew H. Hines, Jr.            Dated: April 30, 1997

Gordon S. Macklin*              Trustee
Gordon S. Macklin               Dated: April 30, 1997

Nicholas F. Brady*              Trustee
Nicholas F. Brady               Dated: April 30, 1997

James R. Baio*                  Trustee
James R. Baio                   Dated: April 30, 1997


*By
       /s/Karen L. Skidmore, Attorney-in-Fact
       (Pursuant to Powers of Attorney listed in item 17)




                                       EXHIBIT INDEX

EXHIBIT NO.                                                DOCUMENT

(11)(a)                                               Opinion of counsel,
                                                      legality of securities
                                                      being registered

(12)(a)                                               Opinion of counsel,
                                                      no tax consequences

(14)(a)                                               Consent of CPA,
                                                      use of report on financial
                                                      statements

Exhibit 11(a)


                                LAW OFFICES OF
                             DECHERT PRICE & RHOADS
                            4000 BELL ATLANTIC TOWER
                                1717 ARCH STREET
                           PHILADELPHIA, PA 19103-2793


                                October 24, 1997



Templeton Variable Products Series Fund
500 E. Broward Boulevard
Ft. Lauderdale, FL  33394-3091

Gentlemen:

     We have acted as counsel to Templeton Variable Products Series Fund, a Massachusetts business trust (the "Trust"), and we have a general familiarity with the Trust's business operations, practices and procedures. You have asked for our opinion regarding the issuance of shares of beneficial interest by the Templeton Stock Fund, a series of the Trust (the "Acquiring Fund") in connection with the acquisition by the Acquiring Fund of the assets of the Templeton
Variable Annuity Fund, a Massachusetts business trust (the "Acquired Fund"), which will be registered on a Form N-14 Registration Statement (the "Registration Statement") to be filed by the Trust with the Securities and Exchange Commission.

     We have examined originals or certified copies, or copies otherwise identified to our satisfaction as being true copies, of various corporate records of the Trust and such other instruments, documents and records as we have deemed necessary in order to render this opinion. We have assumed the genuineness of all signatures, the authenticity of all documents examined by us and the correctness of all statements of fact contained in those documents.

     On the basis of the foregoing, we are of the opinion that the shares of beneficial interest of the Acquiring Fund being registered under the Securities Act of 1933 in the Registration Statement will be legally and validly issued, fully paid and non-assessable, upon transfer of the assets for the above referenced fund pursuant to the terms of the Agreement and Plan of Reorganization included in the Registration Statement.

     We hereby consent to the filing of this opinion with and as part of the Registration Statement.

                                    Very truly yours,



                                    /S/ Dechert, Price & Rhoads

Exhibit 12(a)

                                LAW OFFICES OF
                             DECHERT PRICE & RHOADS
                            4000 BELL ATLANTIC TOWER
                                1717 ARCH STREET
                           PHILADELPHIA, PA 19103-2793




                               October 24, 1997

Templeton Variable Products Series Fund
in respect of
Templeton Stock Fund
Broward Financial Centre
Suite 2100
Fort Lauderdale, Florida  33394

Templeton Variable Annuity Fund
Broward Financial Centre
Suite 2100
Fort Lauderdale, Florida  33394

Ladies and Gentlemen:

     You have requested our opinion regarding certain federal income tax consequences to Templeton Stock Fund ("Acquiring Fund"), a separate series of Templeton Variable Products Series Fund ("Templeton") to Templeton Variable Annuity Fund ("Target"), and to the holders of the shares of beneficial interest (the "shares") of Target (the "Target shareholders"), in connection with the proposed transfer of substantially all of the assets of Target to Acquiring Fund and the assumption by Acquiring Fund of certain Liabilities of Target, followed by the distribution of such Acquiring Fund Shares received by Target in complete liquidation of Target, all pursuant to the proposed reorganization (the
"Reorganization") described in the Agreement and Plan of Reorganization (the "Plan") to be executed by Templeton on behalf of Acquiring Fund and by Target and included as an exhibit to Form N-14.

     For purposes of this opinion,  we have examined and rely upon (1) the Plan,
(2) the Form N-14, filed by Acquiring Fund on October 24, 1997, with the Securities and Exchange Commission, and (3) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

     This opinion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), United States Treasury regulations, judicial decisions and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon (a) the Reorganization taking place in the manner described in the Plan and the Form N-14 referred to above, (b) the facts and representations contained in the representation letters referred to below being true and accurate as of the closing date of the Reorganization, and (c) there being no change in the Code, United States Treasury regulations, judicial decisions, or administrative rulings and pronouncements of the Internal Revenue Service between the date hereof and the closing date of the Reorganization.

     This opinion is further conditioned upon our receiving such executed letters of representation from Templeton, the Target, and Acquiring Fund as we shall request. This opinion shall be effective only at such time as we receive those letters and confirm our opinion in writing on the closing date of the Reorganization and, in the absence of such confirmation, will be deemed to have been withdrawn.

      Based upon the foregoing, it is our opinion that:

     (1) The acquisition by Acquiring Fund of substantially all of the assets of Target in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of certain liabilities of Target, followed by the distribution of such Acquiring Fund shares to the Target shareholders in exchange for their Target shares in complete liquidation of Target, will constitute a reorganization within the meaning of Section 368(a) of the Code. Acquiring Fund and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (2) No gain or loss will be recognized to Target upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of certain liabilities of Target, or upon the distribution to the Target shareholders of the Acquiring Fund shares.

     (3) No gain or loss will be recognized by Acquiring Fund upon the receipt of Target's assets in exchange for Acquiring Fund shares.

     (4) The basis of the assets of Target in the hands of Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of Target immediately prior to the Reorganization exchange.

     (5) The holding period of Target's assets in the hands of Acquiring Fund will include the period during which the assets were held by Target.

     (6) No gain or loss will be recognized to the Target shareholders upon the receipt of Acquiring Fund shares solely in exchange for Target shares.

     (7) The basis of the Acquiring Fund shares received by the Target shareholders will be the same as the basis of the Target shares surrendered in exchange therefor.

     (8) The holding period of the Acquiring Fund shares received by the Target shareholders will include the holding period of the Target shares surrendered in exchange therefor, provided that such Target shares were held as capital assets in the hands of the Target shareholders upon the date of the exchange.

     We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan.

     This opinion must be confirmed by us in writing on the closing date of the Reorganization or will be deemed to have been withdrawn.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 filed by Acquiring Fund with the Securities and Exchange Commission.

                                    Very truly yours,



                                    /s/ Dechert, Price & Rhoads

Exhibit 14(a)


                      CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporated by reference of our reports dated January 31, 1997, on the financial statements of Templeton Variable Products Series Fund, including specifically the Templeton Stock Fund series thereof, and the Templeton Variable Annuity Fund as of and for the year ended December 31, 1996, referred to therein, in the Registration Statement on Form N-14 of Templeton
Variable Products Series Fund as filed with the Securities and Exchange Commission.


                                    /S/ McGladrey & Pullen, LLP
                                    McGladrey & Pullen, LLP


New York, New York
October 22, 1997